DLA Piper UK LLP is part of DLA Piper, a global law firm, operating through various separate and distinct legal entities. A list of offices and regulatory information can be found at dlapiper.com USD125,000,000 with a USD25,000,000 Accordion Multicurrency Revolving Facility Agreement Luxfer Holdings plc as Company The Original Borrowers as defined in this Agreement The Original Guarantors as defined in this Agreement Crédit Industriel et Commercial, London Branch, Citibank, N.A. London Branch, Clydesdale Bank plc t/a Virgin Money, Fifth Third Bank, National Association and National Westminster Bank plc as Arranger The Original Lenders as defined in this Agreement National Westminster Bank plc as Agent Dated 2025 EXECUTION VERSION

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper Contents PARTIES ................................................................................................................................................. 1 SECTION 1 INTERPRETATION ............................................................................................................. 1 1 Definitions and interpretation ..................................................................................................... 1 SECTION 2 THE FACILITY .................................................................................................................. 34 2 The Facility ............................................................................................................................... 34 3 Purpose .................................................................................................................................... 42 4 Conditions of Utilisation............................................................................................................ 42 SECTION 3 UTILISATION .................................................................................................................... 43 5 Utilisation .................................................................................................................................. 43 6 Optional currencies .................................................................................................................. 44 SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION ................................................... 45 7 Repayment ............................................................................................................................... 45 8 Prepayment and cancellation ................................................................................................... 46 SECTION 5 COSTS OF UTILISATIONS .............................................................................................. 50 9 Interest ..................................................................................................................................... 50 10 Interest Periods ........................................................................................................................ 52 11 Changes to the calculation of interest ...................................................................................... 52 12 Fees ......................................................................................................................................... 55 SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS ........................................................................ 55 13 Tax gross-up and indemnities .................................................................................................. 55 14 Increased Costs ....................................................................................................................... 64 15 Other indemnities ..................................................................................................................... 66 16 Mitigation by the Lenders ......................................................................................................... 67 17 Costs and expenses ................................................................................................................. 67 SECTION 7 GUARANTEE .................................................................................................................... 68 18 Guarantee and indemnity ......................................................................................................... 68 SECTION 8 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT ........................ 73 19 Representations ....................................................................................................................... 73 20 Information undertakings.......................................................................................................... 79 21 Financial covenants ................................................................................................................. 82 22 General undertakings ............................................................................................................... 86 23 Events of Default ...................................................................................................................... 91 SECTION 9 CHANGES TO PARTIES .................................................................................................. 95 24 Changes to the Lenders ........................................................................................................... 95 25 Changes to the Obligors ........................................................................................................ 100 SECTION 10 THE FINANCE PARTIES .............................................................................................. 102 26 Role of the Agent and the Arranger ....................................................................................... 102

27	Conduct of business by the Finance Parties	111
28	Sharing among the Finance Parties	111
SECTION 11 ADMINISTRATION		112
29	Payment mechanics	112
30	Set-off	115
31	Notices	116
32	Calculations and certificates	118
33	Partial invalidity	118
34	Remedies and waivers	118
35	Amendments and waivers	119
36	Confidential Information	124
37	Confidentiality of Funding Rates	128
38	Bail-In	129
39	Counterparts	131
SECTION 12 H GOVERNING LAW AND ENFORCEMENT		131
40	Governing law	131
41	Enforcement	131
42	Electronic signing	134
SIGNATURE PAGE		171

SCHEDULES

SCHEDULE 1 THE ORIGINAL PARTIES ... 135
Part 1 The Original Obligors ... 135
    Section 1 The Original Borrowers ... 135
    Section 2 The Original Guarantors ... 135
Part 2 The Original Lenders ... 137
SCHEDULE 2 CONDITIONS PRECEDENT ... 138
Part 1 Conditions Precedent to Initial Utilisation ... 138
Part 2 Conditions Precedent required to be delivered by an Additional Obligor ... 140
SCHEDULE 3 UTILISATION REQUEST ... 141
SCHEDULE 4 FORM OF TRANSFER CERTIFICATE ... 142
SCHEDULE 5 FORM OF ASSIGNMENT AGREEMENT ... 145
SCHEDULE 6 FORM OF ACCESSION LETTER ... 148
SCHEDULE 7 FORM OF RESIGNATION LETTER ... 149
SCHEDULE 8 FORM OF COMPLIANCE CERTIFICATE ... 150
SCHEDULE 9 TIMETABLES ... 151
SCHEDULE 10 FORM OF INCREASE CONFIRMATION ... 152
SCHEDULE 11 ACCORDION CERTIFICATE ... 155
Part 1 Form of Accordion Accession Certificate ... 155

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper Part 2 Form of Accordion Increase Certificate .................................................................................... 158 SCHEDULE 12 REFERENCE RATE TERMS .................................................................................... 160 Part 1 Dollars ...................................................................................................................................... 160 Part 2 Sterling ..................................................................................................................................... 163 Part 3 Euro -Term Rate Loans ............................................................................................................ 166 SCHEDULE 13 DAILY NON-CUMULATIVE COMPOUNDED RFR RATE ........................................ 168 SCHEDULE 14 CUMULATIVE COMPOUNDED RFR RATE ............................................................. 170

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 1 This Agreement is made on 2025 Parties (1) Luxfer Holdings plc (registered in England and Wales with number 3690830) (the Company) (2) The Subsidiaries of the Company listed in Part 1 of Schedule 1 (The Original Parties) as original borrowers (the Original Borrowers) (3) The Subsidiaries of the Company listed in Part 1 of Schedule 1 (The Original Parties) as original guarantors (the Original Guarantors); (4) Crédit Industriel et Commercial, London Branch, Citibank, N.A. London Branch, Clydesdale Bank plc t/a Virgin Money, Fifth Third Bank, National Association and National Westminster Bank plc as mandated lead arrangers (whether acting individually or together, the Arranger) (5) The Financial Institutions listed in Part 2 of Schedule 1 (The Original Parties) as lenders (the Original Lenders) (6) National Westminster Bank plc as agent of the other Finance Parties (the Agent) It is agreed: SECTION 1 INTERPRETATION 1 Definitions and interpretation 1.1 Definitions In this Agreement: Acceptable Bank means: (a) a bank or financial institution which has a long term unsecured credit rating of at least BBB by Standard & Poor's Rating Services or Fitch Ratings Ltd or at least Baa2 by Moody's Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; (b) any Finance Party or any Affiliate of a Finance Party; (c) any other bank or financial institution which otherwise provides banking services to the Group and is notified in writing to the Agent on or before the first Utilisation Date; and (d) any other bank or financial institution approved by the Agent (acting reasonably); Accession Letter means a document substantially in the form set out in Schedule 6 (Form of Accession Letter);

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 2 Accordion Accession Certificate has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Accordion Increase Certificate has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Accordion Increase Date has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Accordion Offer Period has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Accounting Principles means the international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements or if required by the applicable law the generally acceptable accounting principles of the US; Additional Accordion Lender has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Additional Facility Commitment has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Additional Borrower means a company which becomes an Additional Borrower in accordance with clause 25 (Changes to the Obligors); Additional Business Day means any day specified as such in the applicable Reference Rate Terms; Additional Guarantor means a company which becomes an Additional Guarantor in accordance with clause 25 (Changes to the Obligors); Additional Obligor means an Additional Borrower or an Additional Guarantor; Affiliate means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company; Agent's Spot Rate of Exchange means: (a) the Agent's spot rate of exchange; or (b) (if the Agent does not have an available spot rate for exchange) any other publicly available spot rate of exchange selected by the Agent (acting reasonably), for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11:00am on a particular day; Alternative Term Rate means any rate specified as such in the applicable Reference Rate Terms; Alternative Term Rate Adjustment means any rate which is either: (a) specified as such in the applicable Reference Rate Terms; or (b) determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology specified in the applicable Reference Rate Terms;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 3 Annual Financial Statements means the financial statements for each Financial Year delivered pursuant to clause 20.1 (Financial statements); Anti-Corruption Laws means all laws of any jurisdiction applicable to an Obligor from time to time concerning or relating to anti-bribery or anti-corruption including but not limited to, the United Kingdom Bribery Act 2010 and the US Foreign Corrupt Practices Act of 1977; Anti-Terrorism Law means any US state or federal law relating to terrorism or money laundering, including the Executive Order, the USA Patriot Act and the Money Laundering Control Act of 1986, Public Law 99-570; Assignment Agreement means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee; Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration; Availability Period means the period from and including the Business Day after the date of this Agreement to and including the date falling one Month before the Termination Date; Available Commitment means, a Lender's Commitment, minus: (a) the Base Currency Amount of its participation in any outstanding Loans; and (b) in relation to any proposed Loan, the Base Currency Amount of its participation in any other Loans that are due to be made under the Facility on or before the proposed Utilisation Date. For the purposes of calculating a Lender's Available Commitment in relation to any proposed Loan that Lender's participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date shall not be deducted from a Lender's Commitment; Available Facility means the aggregate for the time being of each Lender's Available Commitment; Base Currency means US dollars; Base Currency Amount means the amount specified in the Utilisation Request delivered by a Borrower (or the Company on its behalf) for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Agent's Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date or, if later, on the date the Agent receives the Utilisation Request) as adjusted to reflect any repayment or prepayment of a Loan; Basel III means: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; (b) the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 4 (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to Basel III; and (d) the Capital Requirement Regulation (EU) No 575/2013 dated 26 June 2013 and the Capital Requirement Directive 2013/36/EU dated 26 June 2013 as amended, supplemented or restated; Borrower means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with clause 25 (Changes to the Obligors); Break Costs means any amount specified as such in the applicable Reference Rate Terms; Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London and: (a) (in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of the country of that currency; (b) (in relation to any date for payment or purchase of euro) which is a TARGET Day; or (c) (in relation to: (i) the fixing of an interest rate in relation to a Term Rate Loan; (ii) any date for payment or purchase of an amount relating to a Compounded Rate Loan; or (iii) the determination of the first day or the last day of an Interest Period for a Compounded Rate Loan, or otherwise in relation to the determination of the length of such an Interest Period); or (iv) the Lookback Period for a Compounded Rate Loan), which is an Additional Business Day relating to that Loan or Unpaid Sum; CA 2006 means the Companies Act 2006; Canadian Borrower means a Borrower incorporated in Canada or any province or territory thereof; Canadian Guarantor means a Guarantor incorporated in Canada or any province of territory thereof; Canadian Obligor means a Canadian Borrower or a Canadian Guarantor; Cash means the amount of cash in hand or on deposit of members of the Group with any bank recognized as such in its own jurisdiction and, in respect of any amount of cash which is denominated in a currency other than USD (the relevant currency), the equivalent in USD of such relevant currency on the date on which such amount is calculated; Cash Equivalent Investments means at any time: (a) certificates of deposit or time deposits maturing within three Months after the relevant date of calculation and issued by an Acceptable Bank; (b) any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, the United Kingdom, any member state of the European Economic Area (subject to any such member state of the European

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 5 Economic Area having a credit rating equivalent to or better than the United States of America or the United Kingdom) or any Participating Member State, or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within three Months after the relevant date of calculation and not convertible or exchangeable to any other security; (c) commercial paper not convertible or exchangeable to any other security: (i) for which a recognised trading market exists; (ii) issued by an issuer incorporated in the United States of America, the United Kingdom, any member State of the European Economic Area or any Participating Member State; (iii) which matures within three Months after the relevant date of calculation; and (iv) which has a credit rating of either A-1 or higher by Standard & Poor's Rating Services, F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating; (d) any investment in money market funds which: (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Services, F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited; (ii) invest substantially all their assets in securities of the types described in paragraphs (a) to (c); and (iii) can be turned into cash on not more than 30 days' notice; or (e) any other debt security approved by the Majority Lenders, in each case, denominated in sterling or an Optional Currency and to which a member of the Group is alone or together with other members of the Group beneficially entitled at that time and which is not issued or guaranteed by any member of the Group or subject to any Security; Central Bank Rate has the meaning given to that term in the applicable Reference Rate Terms; Central Bank Rate Adjustment has the meaning given to that term in the applicable Reference Rate Terms; China Lending Arrangement means the process of Luxfer Gas Cylinders Shanghai Co Ltd depositing money with any bank or financial institution in China, which will in turn lend the same amount (less any fees) to an English Obligor, so as to release Cash which is currently held in Luxfer Gas Cylinders Shanghai Co Ltd, provided that the aggregate amount owed by the English Obligors under such arrangement at no time exceeds USD 5,000,000; Clean-Up Default means an Event of Default other than an Event of Default which relates to clause 23.1 (Non-payment), clause 23.2 (Financial covenants and other obligations), clause 23.6 (Insolvency), clause 23.7 (Insolvency proceedings), clause 23.8 (Creditors' process), clause 23.10 (Unlawfulness), clause 23.11 (Repudiation) and clause 23.12 (Cessation of business);

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 6 Clean-Up Period means in relation to any Permitted Acquisition, the period beginning on the completion date for that acquisition and ending on the date falling 90 days after that completion date or on such other date agreed by the Majority Lenders; Clean-Up Representation means any of the representations and warranties under clause 19 (Representations) other than those set out in clause 19.7 (Insolvency), 19.22 (Anti-Corruption Laws and Sanctions), Clean-Up Undertaking means any of the undertakings specified in clause 22 (General undertakings) other than those set out in clause 22.18 (Anti-Corruption Laws and Sanctions); Code means the US Internal Revenue Code of 1986; Commitment means: (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Commitment" in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with clause 2.2 (Increase); (b) in relation to any other Lender, the amount in the Base Currency of any Commitment transferred to it under this Agreement or assumed by it in accordance with clause 2.2 (Increase); and (c) for any Additional Accordion Lender or Increasing Accordion Lender, the amount of the Additional Facility Commitment assumed by it pursuant to clause 2.3 (Accordion - increase in the Facility), to the extent not cancelled, reduced or transferred by it under this Agreement; Compliance Certificate means a certificate substantially in the form set out in Schedule 8 (Form of Compliance Certificate); Compounded Rate Currency means any currency which is not a Term Rate Currency; Compounded Rate Interest Payment means the aggregate amount of interest that: (a) is, or is scheduled to become, payable under any Finance Document; and (b) relates to a Compounded Rate Loan; Compounded Rate Loan means any Loan or, if applicable, Unpaid Sum which is not a Term Rate Loan; Compounded Reference Rate means, in relation to any RFR Banking Day during the Interest Period of a Compounded Rate Loan, the percentage rate per annum which is the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day; Compounding Methodology Supplement means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which: (a) is agreed in writing by the Company, the Agent (in its own capacity) and the Agent (acting on the instructions of the Lenders); (b) specifies a calculation methodology for that rate; and (c) has been made available to the Company and each Finance Party;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 7 Confidential Information means all information relating to the Company, any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either: (a) any member of the Group or any of its advisers; or (b) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes: (i) information that: (A) is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of clause 36 (Confidential Information); or (B) is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or (C) is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and (ii) any Funding Rate; Confidentiality Undertaking means a confidentiality undertaking substantially in a recommended form of the LMA at the relevant time or in any other form agreed between the Company and the Agent; Consolidated Gross Assets means, as at the date of determination, all amounts reported as tangible fixed assets, inventories and debtors (excluding intra-Group items) on the then applicable balance sheet of the Group as confirmed in the most recent Compliance Certificate delivered to the Agent; Controlled Group means all persons (as defined in section 3(9) of ERISA) which are under common control or treated as a single employer with an Obligor under section 414 of the Code. When any provision of this Agreement related to a past event, the term member of the Controlled Group includes any person that was a member of the Controlled Group at the time of that past event; CRD IV means CRD IV (EU) and CRD IV (UK); CRD IV (EU) means: (a) Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 8 (b) Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, as either of the same may be amended, supplemented or restated from time to time; CRD IV (UK) means: (a) Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the "Withdrawal Act"); (b) the law of the United Kingdom or any part of it, which immediately before IP completion day implemented Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC and its implementing measures; and (c) direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day implemented CRD IV (EU) as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act, as any of the same may be amended, supplemented or restated from time to time with application to the UK; CRD V means CRD V (EU) and CRD V (UK); CRD V (EU) means: (a) Regulation (EU) 2019/876 of the European Parliament and of the Council of 20 May 2019 amending the Capital Requirements Regulation as regards the leverage ratio, the net stable funding ratio, requirements for own funds and eligible liabilities, counterparty credit risk, market risk, exposures to central counterparties, exposures to collective investment undertakings, large exposures, reporting and disclosure requirements (CRR II); and (b) Directive 2019/878/EU of the European Parliament and of the Council of 20 May 2019 amending the CRD IV Directive as regards exempted entities, financial holding companies, mixed financial holding companies, remuneration, supervisory measures and powers and capital conservation measures; CRD V (UK) means: (a) Regulation (EU) 2019/876 of the European Parliament and of the Council of 20 May 2019 amending the Capital Requirements Regulation as regards the leverage ratio, the net stable funding ratio, requirements for own funds and eligible liabilities, counterparty credit risk, market risk, exposures to central counterparties, exposures to collective investment undertakings, large exposures, reporting and disclosure requirements (CRR II) as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act; (b) the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented Directive 2019/878/EU of the European Parliament and of the Council of 20 May 2019 amending the CRD IV Directive as regards exempted entities, financial holding

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 9 companies, mixed financial holding companies, remuneration, supervisory measures and powers and capital conservation measures; and (c) direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day implemented CRD V (EU) as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act; CTA means the Corporation Tax Act 2009; Cumulative Compounded RFR Rate means, in relation to an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 14 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement; Daily Non-Cumulative Compounded RFR Rate means, in relation to any RFR Banking Day during an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 13 (Daily Non-cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement; Daily Rate means the rate specified as such in the applicable Reference Rate Terms; Default means an Event of Default or any event or circumstance specified in clause 23 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default; Defaulting Lender means any Lender: (a) which has failed to make its participation in a Loan available or has notified the Agent that it will not make its participation in a Loan available, in each case, by the Utilisation Date of that Loan in accordance with clause 5.4 (Lenders' participation); or (b) which has otherwise rescinded or repudiated a Finance Document or any term of a Finance Document; or (c) with respect to which an Insolvency Event has occurred, unless, in the case of paragraph (a): (i) its failure to pay is caused by: (A) administrative or technical error; or (B) a Disruption Event, and payment is made within five Business Days of its due date; or (ii) the Lender is disputing in good faith whether it is contractually obliged to make the payment in question; Disruption Event means either or both of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 10 contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or (b) the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party: (i) from performing its payment obligations under the Finance Documents; or (ii) from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted; Division means in reference to any person which is an entity, the division of such person into two or more separate persons, including, without limitation, as contemplated under section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity; Eligible Institution means any Lender or other bank, financial institution, trust, fund or other entity selected by the Company and which, in each case, is not a member of the Group; English Obligor means any Obligor incorporated in England and Wales; Employee Plan any 'employee benefit plan', as that term is defined in section 3(3) of ERISA in respect of which an Obligor is an 'employer' as defined in section 3(5) of ERISA; Environment means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media: (a) air (including, without limitation, air within natural or man made structures, whether above or below ground); (b) water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and (c) land (including, without limitation, land under water); Environmental Claim means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law; Environmental Law means any applicable law or regulation which relates to: (a) the pollution or protection of the Environment; (b) the conditions of the workplace; or (c) the generation, handling, storage, use, release or spillage of any substance which alone, or in combination with any other, is capable of causing harm to the Environment, including without limitation, any waste; Environmental Permits means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from any Real Property owned or used by any member of the Group;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 11 ERISA at any date, the US Employee Retirement Income Security Act of 1974, and the regulations promulgated and rulings issued thereunder, all the same may be in effect at such date; ERISA Affiliate means any person that for the purposes of Title I and Title IV of ERISA and section 412 of the Code would be deemed at any relevant time to be a single employer with an Obligor, pursuant to section 414(b), (c), (m) or (o) of the Code or section 4001 of ERISA; ERISA Event means: (a) any reportable event, as defined in section 4043 of ERISA, with respect to an Employee Plan, as to which PBGC has not by regulation waived the requirement of section 4043(a) of ERISA that it be notified of such event; (b) the filing of a notice of intent to terminate any Employee Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of section 4041(b) of ERISA, the filing under section 4041(c) of ERISA of a notice of intent to terminate any Employee Plan or the termination of any Employee Plan under section 4041(c) of ERISA; (c) the institution of proceedings under section 4042 of ERISA by the PBGC for the termination of, or the appointment of a trustee to administer, any Employee Plan; (d) any failure by any Employee Plan to satisfy the minimum funding requirements of sections 412 and 430 of the Code or section 302 of ERISA applicable to such Employee Plan, in each case whether or not waived; (e) the failure to make a required contribution to any Employee Plan that would result in the imposition of an encumbrance under section 412 or 430 of the Code, a filing under section 412 of the Code or section 302 of ERISA of any request for a minimum funding variance with respect to any Employee Plan or Multiemployer Plan; (f) an engagement in a non-exempt prohibited transaction within the meaning of section 4975 of the Code or section 406 of ERISA; (g) the complete or partial withdrawal of any Obligor or any ERISA Affiliate from a Multiemployer Plan; (h) an Obligor or an ERISA Affiliate incurring any liability under Title IV of ERISA with respect to any Employee Plan (other than premiums due and not delinquent under section 4007 of ERISA); and (i) a determination that any Employee Plan is, or is expected to be, in "at risk" status (as defined in section 303(i)(4) of ERISA or section 430(i)(4) of the Code); ERISA Plan any Employee Plan, Pension Plan, Multiemployer Plan or Multiple Employer Plan that is sponsored or maintained for the benefit of US employees of any member of the Controlled Group or to which any Obligor has liability (contingent or otherwise); ESOP means the Luxfer Group Employee Share Ownership Plan established by a deed of trust dated 3 November 1997; EURIBOR means, in relation to any Loan in euro: (a) the applicable Screen Rate as of the Specified Time for euro and for a period equal in length to the Interest Period of that Loan; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 12 (b) as otherwise determined pursuant to clause 11.1 (Unavailability of Primary Term Rate), and if, in either case, that rate is less than zero, EURIBOR shall be deemed to be zero; Event of Default means any event or circumstance specified as such in clause 23 (Events of Default); Excess Lender has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Excluded Jurisdiction means: (a) China (due to legal prohibitions); and (b) any other jurisdiction agreed by the Agent (acting on the instructions of the Majority Lenders) and the Company from time to time, provided that the aggregate earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA) or aggregate unconsolidated gross assets of all such jurisdiction(s) represents no more than 20% of the Consolidated EBITDA or Consolidated Gross Assets of the Group at any time; Existing Financial Indebtedness means the Financial Indebtedness due under the multicurrency revolving facility agreement dated 26 October 2021 and made between, amongst others, the Company and the National Westminster Bank plc, as amended, restated, supplemented or novated from time to time; Facility means the revolving credit facility made available under this Agreement as described in clause 2 (The Facility); Facility Office means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement; Fallback Interest Period means one month; FATCA means: (a) sections 1471 to 1474 of the Code or any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a); or (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction; FATCA Application Date means: (a) in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 13 (b) in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a), the first date from which such payment may become subject to a deduction or withholding required by FATCA; FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA; FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction; Fee Letter means any letter or letters dated on or about the date of this Agreement between the Arranger and the Company (or the Agent and the Company) setting out any of the fees referred to in clause 12 (Fees); Finance Document means this Agreement, any Fee Letter, any Accession Letter, any Resignation Letter, any Reference Rate Supplement, any Compounding Methodology Supplement and any other document designated as such by the Agent and the Company; Finance Party means the Agent, the Arranger or a Lender; Financial Covenant means any maintenance covenant (whether set forth as a covenant, undertaking, event of default, restriction or other such provision) that requires the Company or a member of the Group to achieve or maintain a stated level of financial condition or financial performance and includes, without limitation, any requirement that any member of the Group: (a) maintain a specified level of net worth, shareholders' equity, total assets, cash flow or net income; (b) maintain any specified ratio of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalisation or to net worth); or (c) maintain any measure of its ability to service its indebtedness (including, without limitation, any specified ratio of revenues, cash flow or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness); Financial Indebtedness means, without double counting, any indebtedness for or in respect of: (a) moneys borrowed; (b) any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent; (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a balance sheet liability (other than any liability in respect of a lease or hire purchase contract which would, in accordance with Accounting Principles in force prior to 1 January 2019, have been treated as an operating lease); (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 14 (f) any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing; (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account); (h) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and (i) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h); Financial Year means each financial year of the Company ending on or about 31 December; Funding Rate means any individual rate notified by a Lender to the Agent pursuant to clause 9.5 (Notification); FRB means the Board of Governors of the Federal Reserve System of the United States; Group means the Company and its Subsidiaries for the time being; Group Structure Chart means the group structure chart as delivered by the Company to the Agent pursuant to clause 4.1 (Initial conditions precedent); Guarantee Limitations means the guarantee limitations set out in clause 18.10 (Guarantee limitations) to clause 18.11 (US Guarantee limitations); Guarantor means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with clause 25 (Changes to the Obligors); Guarantor Coverage Test means confirmation that (by reference to the relevant Annual Financial Statements): (a) the aggregate earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA) of the members of the Group which are Guarantors equals or exceeds 75% of Consolidated EBITDA of the Group; and (b) the gross assets (calculated in accordance with the Accounting Principles) of the Guarantors represent at least 75% of the Consolidated Gross Assets of the Group, in each case, calculated on an unconsolidated basis and excluding goodwill, all intra-Group items and investments in Subsidiaries, the earnings before interest, tax, depreciation and amortization and the gross assets of any member of the Group incorporated in an Excluded Jurisdiction or that is not required to (or cannot) become a Guarantor due to legal or financial prohibitions or because the costs or legal and practical difficulties involved in becoming a Guarantor and/or in calculating the numerator and denominator of this Guarantor Coverage Test are, in the reasonable opinion of the Company, disproportionate to the benefit obtained by the beneficiaries of that guarantee shall, for these purposes, be excluded as a member of the Group for the numerator and the denominator; Historic Primary Term Rate means, in relation to any Term Rate Loan, the most recent applicable Primary Term Rate for a period equal in length to the Interest Period of that Loan and which is as of a day which is no more than five days before the Quotation Day;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 15 Historic RFR means, in relation to any currency and an RFR Banking Day for that currency, the most recent RFR for a day which is no more than 5 RFR Banking Days before that RFR Banking Day; Holding Company means, in relation to a person, any other person in respect of which it is a Subsidiary; Impaired Agent means the Agent at any time when: (a) it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment; (b) the Agent otherwise rescinds or repudiates a Finance Document; (c) (if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of "Defaulting Lender" and, in the case of the events or circumstances referred to in paragraph (a) none of the exceptions apply to that paragraph; or (d) an Insolvency Event has occurred and is continuing with respect to the Agent, unless, in the case of paragraph (a): (i) its failure to pay is caused by: (A) administrative or technical error, or (B) a Disruption Event; and (ii) payment is made within five Business Days of its due date; or (iii) the Agent is disputing in good faith whether it is contractually obliged to make the payment in question; Improved Accordion Fee has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Increase Confirmation means a confirmation substantially in the form set out in Schedule 10 ( Form of Increase Confirmation); Increase Lender has the meaning given to that term in clause 2.2 (Increase); Increasing Accordion Lender has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Initial Accordion Fee has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Information Memorandum means together: (a) the PowerPoint presentation document entitled "Luxfer RCF Ref 2025 FINAL.pptx"; (b) the Luxfer 2024 Sustainability Report; (c) a certified Luxfer Group Organisation chart as at 30th April 2025; (d) the broker report dated 5th May 2025; and (e) the Group's financial results for the Financial Quarter ended 31 March 2025;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 16 Insolvency Event means, in relation to a Finance Party: (a) any receiver, administrative receiver, administrator, liquidator, compulsory manager or other similar officer is appointed in respect of that Finance Party or all or substantially all of its assets; or (b) that Finance Party is subject to any event which has an analogous effect to any of the events specified in paragraph (a) under the applicable laws of any jurisdiction; or (c) that Finance Party suspends making payments on all or substantially all of its debts or publicly announces an intention to do so; Intellectual Property means: (a) any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, know-how and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and (b) the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist); Interest Period means, in relation to a Loan, each period determined in accordance with clause 10 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with clause 9.4 (Default interest); Interpolated Alternative Term Rate means, in relation to any Term Rate Loan, the rate (rounded to the same number of decimal places as the two relevant Alternative Term Rates) which results from interpolating on a linear basis between: (a) the applicable Alternative Term Rate for the longest period (for which that Alternative Term Rate is available) which is less than the Interest Period of that Loan; and (b) the applicable Alternative Term Rate for the shortest period (for which that Alternative Term Rate is available) which exceeds the Interest Period of that Loan, each as of the Quotation Time; Interpolated Historic Primary Term Rate means, in relation to any Term Rate Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between: (a) the most recent applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Loan; and (b) the most recent applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Loan, each of which is as of a day which is no more than five days before the Quotation Day; Interpolated Primary Term Rate means, in relation to any Term Rate Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between: (a) the applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Loan; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 17 (b) the applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Loan, each as of the Quotation Time; IP completion day means 11:00pm UK time on 31 December 2020, as set out in the European Union (Withdrawal Agreement) Act 2020; ITA means the Income Tax Act 2007; Joint Venture means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity; Legal Reservations means: (a) the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors; (b) the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim; (c) the possibility that the courts may re-characterise any security purporting to be a fixed charge as a floating charge (or vice versa); (d) similar principles, rights and defences under the laws of any Relevant Jurisdiction; and (e) any general principles of law limiting obligations which are specifically referred to in any legal opinion delivered pursuant to clause 4 (Conditions of Utilisation) or clause 25 (Changes to the Obligors) or otherwise delivered under this Agreement; Lender means: (a) any Original Lender; and (b) any bank, financial institution, trust, fund or other entity which has become a Party as a "Lender" in accordance with clause 2.2 (Increase), clause 2.3 (Accordion - increase in the Facility), or clause 24 (Changes to the Lenders), which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement; Limitation Acts means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984; LMA means the Loan Market Association; Loan means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan; Lookback Period means the number of days specified as such in the applicable Reference Rate Terms; Majority Lenders means a Lender or Lenders whose Commitments aggregate 662/3% or more of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 662/3% of the Total Commitments immediately prior to the reduction);

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 18 Margin means: (a) in relation to any Loan, 1.75% per annum; (b) in relation to any other Unpaid Sum, 2.75% per annum, but if: (c) no Event of Default has occurred and is continuing; (d) the Company has provided a Compliance Certificate to the Agent in accordance with this Agreement; and (e) Leverage in respect of the most recently completed Relevant Period is within a range set out below, then the Margin for each Loan will be the percentage per annum set out below in the table opposite that range: Leverage Margin (per annum) Greater than 2.50:1.00 2.75% Less than or equal to 2.50:1.00 but greater than 2.00:1.00 2.50% Less than or equal to 2.00:1.00 but greater than 1.50:1.00 2.25% Less than or equal to 1.50:1.00 but greater than 1.00:1.00 2.00% Less than or equal to 1.00:1.00 1.75% However: (i) subject to paragraphs (v) and (vi), the Margin for the period from the date of this Agreement until the delivery of the first Compliance Certificate to the Agent in accordance with clause 20.2 (Compliance Certificate) of this Agreement, shall be determined in accordance with the certificate delivered to the Agent in accordance with paragraph 1(e) of Part 1 of Schedule 2 (Conditions Precedent); (ii) any increase or decrease in the Margin for a Loan shall take effect on the date (the reset date) which is three Business Days after receipt by the Agent of the Compliance Certificate for that Relevant Period pursuant to clause 20.2 (Compliance Certificate) or if the Margin has been increased pursuant to paragraph (vi), the relevant Event of Default ceasing to be continuing; (iii) if, following receipt by the Agent of the relevant Compliance Certificate, that Compliance Certificate shows that a higher or lower Margin should have applied during that period, then that reduction or increase shall be reversed with retrospective effect and the Margin for that Loan shall be the percentage per annum determined using the table above and Leverage calculated using the figures in that Compliance Certificate and: (A) where a lower Margin should have applied during a certain period such that the amount of Margin has been overpaid, the amount of interest payable in respect of the immediately succeeding interest payment at the end of the current Interest Period shall be reduced by

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 19 the amount necessary to put the relevant Borrower in the position they would have been had the appropriate Margin applied (where the amount to be deducted exceeds the amount of interest payable on such day, any additional deductions shall be made on the last day of the next Interest Period to end after such day); or (B) where a higher Margin should have applied during a certain period such that the amount of Margin has been underpaid, the relevant Borrower shall promptly (and in any event within five Business Days of demand) make a separate payment to the Agent (for the account of the relevant Lenders) of any amounts necessary to put the Lenders in the position they would have been in had the appropriate rate of the Margin been applied during such period, provided that any adjustments pursuant to paragraphs (A) or (B) (Margin Adjustments) above will only apply to Lenders who were participating in the Facility both at the time to which the adjustments relate and the time when the adjustments are actually made. The Agent's determination of the adjustments payable shall be prima facie evidence of such adjustments and the Agent shall, if so requested by the Company, provide the Company with reasonable details of the calculation of such adjustments; (iv) if, following receipt by the Agent of the Annual Financial Statements and related Compliance Certificate, those financial statements and Compliance Certificate do not confirm the basis for a reduced Margin, then the Margin for that Loan shall be the percentage per annum determined using the table above and the revised ratio of Leverage calculated using the figures in the Compliance Certificate; (v) while an Event of Default is continuing or the Company has not delivered a Compliance Certificate when due under the terms of this Agreement, the Margin for each Loan shall be the highest percentage per annum set out above; (vi) for the purpose of determining the Margin, Leverage and Relevant Period shall be determined in accordance with clause 21.1 (Financial definitions); and (vii) there shall be no limit on the number of increases or reductions (as the case may be) in the Margin to be effected on any single reset date; Market Disruption Rate means the rate (if any) specified as such in the applicable Reference Rate Terms; Material Adverse Effect means any event or circumstance which has a material adverse effect on: (a) the business or financial condition of the Group taken as a whole; (b) the ability of the Obligors (taken as a whole and taking into account financial support and resources of the Group) to perform their payment obligations under the Finance Documents; or (c) subject to the Legal Reservations, the rights or remedies of the Finance Parties (taken as a whole) under any of the Finance Documents and, if capable of remedy, is not remedied within 20 Business Days of the earlier of: (i) the Agent giving notice to the Company; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 20 (ii) an Obligor becoming aware of the occurrence of such event or circumstance; Material Company means, at any time: (a) an Obligor; (b) (except for in respect of a Subsidiary of the Company formed and/or resident in Canada) a Subsidiary of the Company which has: (i) earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA) representing 5% or more of the EBITDA of the Group; or (ii) unconsolidated gross assets representing 5% or more of the Consolidated Gross Assets of the Group; and (c) a Subsidiary of the Company formed and/or resident in Canada to the extent that is has: (i) earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA) representing 7.5% or more of the EBITDA of the Group; or (ii) unconsolidated gross assets representing 7.5% or more of the Consolidated Gross Assets of the Group, Compliance with the conditions set out in paragraph (b) and paragraph (c) shall be determined by reference to the most recent Compliance Certificate supplied by the Company and/or the latest audited financial statements of that Subsidiary (consolidated in the case of a Subsidiary which itself has Subsidiaries) and the latest audited consolidated financial statements of the Group. However, if a Subsidiary has been acquired since the date as at which the latest audited consolidated financial statements of the Group were prepared, the financial statements shall be deemed to be adjusted in order to take into account the acquisition of that Subsidiary; Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that: (a) other than where paragraph (b) applies: (i) subject to paragraph (a)(iii), if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end; and (b) in relation to an Interest Period for any Loan (or any other period for the accrual of commission or fees) in a Compounded Rate Currency for which there are rules

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 21 specified as "Business Day Conventions" in respect of that currency in the applicable Compounded Rate Terms, those rules shall apply, the above rules will only apply to the last Month of any period; Multiemployer Plan any employee benefit plan of the type described in section 4001(a)(3) of ERISA, to which any Obligor or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions; Multiple Employer Plan a Plan which has two or more contributing sponsors (including any Obligor or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in section 4064 of ERISA; New Lender has the meaning given to that term in clause 24 (Changes to the Lenders); Non-Obligor means a member of the Group which is not an Obligor; Notes means the notes issued pursuant to the Note Documents; Note Documents means: (a) the note purchase and private shelf agreement for up to US $100,000,000 entered into by BA Holdings, Inc. on 13 May 2011, as amended on 29 June 2016 and as further amended on 26 October 2021; (b) the guarantees entered into by each Obligor pursuant to the note purchase and private shelf agreement referred to in paragraph (a); (c) each note issued pursuant to the note purchase and private shelf agreement referred to in paragraph (a); and (d) any other Note Document as defined in the note purchase and private shelf agreement referred to in paragraph (a); Obligor means a Borrower or a Guarantor; OFAC means the Office of Foreign Asset Control of the US Department of the Treasury; Optional Currency means a currency (other than the Base Currency) which complies with the conditions set out in clause 4.3 (Conditions relating to Optional Currencies); Original Financial Statements means: (a) in relation to the Company, the audited consolidated financial statements of the Group for the Financial Year ended 31 December 2024; and (b) in relation to each Original Obligor (other than the Company), its financial statements for its Financial Year ended 31 December 2024 (audited to the extent required by law); (c) in relation to any other Obligor, its audited financial statements delivered to the Agent as required by clause 25 (Changes to the Obligors); Original Obligor means an Original Borrower or an Original Guarantor;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 22 Participating Member State means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union; Party means a party for the time being to this Agreement; PBGC means the US Pension Benefit Guaranty Corporation, or any entity succeeding to all or any of its functions under ERISA; Pension Plan means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Obligor and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under section 412 of the Code; Permitted Acquisition means an acquisition of the issued share capital of a limited liability company or a business or undertaking, but only if the consideration (including associated costs and expenses) for the acquisition and any Financial Indebtedness or other assumed actual or contingent liability, in each case remaining in the acquired company (or any such business) at the date of acquisition does not exceed in aggregate 30% of the consolidated net assets of the Group as at the completion date for the relevant acquisition; Permitted Disposal means any sale, lease, licence, transfer or other disposal which, except in the case of paragraphs (b) and (m), is on arm's length terms: (a) of trading stock or cash made by any member of the Group in the ordinary course of trading of the disposing entity; (b) of any asset by a member of the Group to another member of the Group; (c) the disposal, sub-letting, licence or lease of any Real Property in the ordinary course of business; (d) of surplus, redundant or obsolete assets (including, without limitation, Real Property, vehicles, plant and equipment) which are not required for the operation of the business of the Group; (e) of assets (other than shares, businesses or Real Property) in exchange for other assets comparable or superior as to type, value and quality (other than an exchange of a non-cash asset for cash); (f) of assets to a Permitted Joint Venture; (g) of Cash Equivalent Investments for cash or in immediate exchange for other Cash Equivalent Investments; (h) constituted by a licence of intellectual property rights; (i) arising as a result of any Permitted Security; (j) of cash by way of a Permitted Loan; (k) of cash in order to complete a Permitted Acquisition; (l) of assets which are seized, expropriated or acquired by compulsory purchase order by any governmental, regulatory or other authority; (m) of tax losses between members of the Group or a conversion of intra-group loans into equity;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 23 (n) that is a Permitted Transaction; (o) of shares in the Company by the Company or any other member of the Group in connection with any employee share ownership or share incentive plan; (p) of cash in order to fund the acquisition of shares in the Company in connection with any employee share ownership or share incentive plan; or (q) such other disposals not permitted by the preceding paragraphs, provided that the aggregate value of all such disposals by the Group under this paragraph does not exceed in aggregate $30,000,000 (or its equivalent) per Financial Year; Permitted Distribution means: (a) the payment of a dividend to any member of the Group by any of that member of the Group's Subsidiaries; (b) the payment of a dividend by the Company provided no Event of Default has occurred and is continuing or would result from such payment, in each case, at the time such dividend is declared; (c) the payment of any other dividend agreed between the Company and the Agent (acting on the instructions of the Majority Lenders); Permitted Financial Indebtedness means: (a) any Financial Indebtedness incurred by any Obligor; (b) any Financial Indebtedness incurred under or in connection with any China Lending Arrangement; and (c) Financial Indebtedness incurred by any Non-Obligor, the outstanding principal amount of which does not exceed $10,000,000 (or its equivalent) in aggregate for the Non-Obligors at any time; Permitted Guarantee means: (a) the endorsement of negotiable instruments in the ordinary course of trade; (b) any guarantee to a property landlord of which a member of the Group is a tenant; (c) any performance or similar bond guaranteeing performance by a member of the Group under any contract entered into in the ordinary course of trade; (d) any guarantee or indemnity arising under any Transaction Document; (e) any indemnity given by a member of the Group for its liabilities in the ordinary course of trade; (f) a guarantee of Financial Indebtedness as part of a Permitted Joint Venture; (g) a guarantee in respect of obligations of another member of the Group; (h) any guarantee given in respect of the netting or set-off arrangements permitted pursuant to paragraph (c) of the definition of Permitted Security;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 24 (i) the guarantee and indemnity dated 4 June 2018 given by the Company and Luxfer Gas Cylinders Limited in favour of Linda Seddon in respect of a gas cylinder incident in Italy in January 2014; (j) any guarantee or indemnity given by a member of the Group in respect of any obligations of an employee or officer of a member of the Group, which obligations shall not exceed $250,000 (or its equivalent) in aggregate for all such obligations supported by such guarantee or indemnity pursuant to this paragraph (j) outstanding at any time; (k) any guarantee in respect of a Shelf Facility or any other Permitted Financial Indebtedness; Permitted Joint Venture means any investment by any member of the Group where the joint venture interest is held through an entity incorporated or formed with limited liability and the aggregate (without double counting) of: (a) all outstanding amounts lent, advances, contributed to or for equity in, or otherwise invested in, such entity by members of the Group; (b) the market value (at the date of transfer or contribution) of all assets transferred or contributed to such entity by members of the Group to the extent exceeding the value of the consideration for such transfers or contributions; and (c) all outstanding Financial Indebtedness incurred (whether by way of guarantee or otherwise) in relation to such entity by members of the Group, does not, when taken together with any contingent liability of the Permitted Joint Venture, exceed $25,000,000 (or its equivalent); Permitted Loan means: (a) any trade credit extended by any member of the Group to its customers on normal commercial terms and in the ordinary course of its trading activities; (b) Financial Indebtedness which is referred to in the definition of, or otherwise constitutes, Permitted Financial Indebtedness; (c) any loan made to a Permitted Joint Venture; (d) any loan or advance made to employees of any member of the Group which loans and advances shall not exceed $4,000,000 in aggregate for all loans to employees (or its equivalent) outstanding at any time; (e) any loan, advance or other financial facility in an aggregate amount not to exceed $2,000,000 in any calendar year made available to the trustee of the ESOP, the trustee or administrator (or any similar third party) of any other employee share ownership or share incentive plan or similar scheme or to an employee whether for the purpose of acquiring ordinary, preference or deferred shares or American depositary receipts or shares in the Company or any member of the Group, provided that such loan, advance or other financial facility may not exceed $10,000,000 at any one time outstanding; (f) a loan made by a member of the Group to another member of the Group; or (g) any loan (other than a loan that would fall within one of the limbs set out above) so long as the aggregate amount of Financial Indebtedness under any such loan does not exceed $1,000,000 (or its equivalent) at any time;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 25 Permitted Security means: (a) any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Group; (b) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group but only so long as such arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of members of the Group which are not Obligors; (c) any payment or close out netting or set-off arrangement pursuant to any Treasury Transaction or foreign exchange transaction entered into by a member of the Group which constitutes Permitted Financial Indebtedness, excluding any Security or Quasi-Security under a credit support arrangement; (d) any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the Group; (e) any Quasi-Security arising as a result of a disposal which is a Permitted Disposal; or (f) any Security or Quasi-Security arising as a consequence of any finance or capital lease; (g) any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the date of this Agreement if: (i) the Security or Quasi-Security was created prior to the date on which the asset was acquired and was not created in contemplation of the acquisition of that asset by a member of the Group; (ii) the principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a member of the Group; and (iii) within 90 days of the date of acquisition of such asset, the Security or Quasi-Security is removed or discharged in full or part to the extent required to ensure that such Security or Quasi Security is Permitted Financial Indebtedness and Permitted Security (other than in respect of this paragraph (g)); or (h) any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group if: (i) the Security or Quasi-Security was created prior to the date on which that company becomes a member of the Group and was not created in contemplation of the acquisition of that company; (ii) the principal amount secured has not increased in contemplation of or since the acquisition of that company; and (iii) within 90 days of that company becoming a member of the Group, the Security or Quasi-Security is removed or discharged in full or part to the extent required to ensure that such Security or Quasi Security is Permitted

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 26 Financial Indebtedness and Permitted Security (other than in respect of this paragraph (h)); (i) rent deposit deeds or equivalent security to landlords for lease obligations in the ordinary course of business; (j) any Security which replaces or renews any Security referred to in the foregoing paragraphs so long as: (i) the amount secured is not increased (other than in accordance with the Agreement); and (ii) the replacement security is limited to all or part of the assets which were subject to the original security; (k) any Security or Quasi Security arising in connection with the China Lending Arrangement; and (l) any Security or Quasi Security (not falling within paragraphs (a) to (k)) securing indebtedness the amount of which does not exceed, in aggregate, $7,500,000 (or its equivalent) at any time; Permitted Transaction means: (a) any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Finance Documents; (b) the solvent liquidation or reorganisation of any member of the Group (other than the Company) so long as any payments or assets distributed as a result of such liquidation or reorganisation are distributed to other members of the Group; or (c) transactions (other than: (i) any sale, lease, license, transfer or other disposal; and (ii) the granting or creation of Security or the incurring or permitting to subsist of Financial Indebtedness), conducted in the ordinary course of trading on arm's length terms; Plan means any employee benefit plan within the meaning of section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Obligor or any ERISA Affiliate or any such Plan to which any Obligor or any ERISA Affiliate is required to contribute on behalf of any of its employees; Primary Term Rate means the rate specified as such in the applicable Reference Rate Terms; Quarterly Financial Statements means the financial statements for each Financial Quarter delivered pursuant to clause 20.1 (Financial statements); Qualifying Lender has the meaning given to it in clause 13 (Tax gross-up and indemnities); Quasi-Security has the meaning given to that term in clause 22.3 (Negative pledge); Quotation Day means the day specified as such in the applicable Reference Rate Terms;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 27 Quotation Time means the relevant time (if any) specified as such in the applicable Reference Rate Terms; Quoted Tenor means, in relation to a Primary Term Rate or an Alternative Term Rate, any period for which that rate is customarily published; Real Property means: (a) any freehold, leasehold, commonhold or immovable property; and (b) any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of that freehold, leasehold, commonhold or immovable property; Reference Rate Supplement means, in relation to any currency, a document which: (a) is agreed in writing by the Company and the Agent (acting on the instructions of the Lenders); (b) specifies for that currency the relevant terms which are expressed in this Agreement to be determined by reference to Reference Rate Terms; (c) specifies whether that currency is a Compounded Rate Currency or a Term Rate Currency; and (d) has been made available to the Company and each Finance Party; Reference Rate Terms means, in relation to: (a) a currency; (b) a Loan or an Unpaid Sum in that currency; (c) an Interest Period for that Loan or Unpaid Sum (or other period for the accrual of commission or fees in a currency); or (d) any term of this Agreement relating to the determination of a rate of interest in relation to such a Loan or Unpaid Sum, the terms set out for that currency, and (where such terms are set out for different categories of Loan, Unpaid Sum or accrual of commission or fees in that currency) for the category of that Loan, Unpaid Sum or accrual, in Schedule 12 (Reference Rate Terms)) or in any Reference Rate Supplement; Related Fund in relation to a fund (the first fund), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund; Relevant Market means the market specified as such in the applicable Reference Rate Terms; Repeating Representations means each of the representations set out in clauses 19.1 (Status) to 19.6 (Governing law and enforcement) (inclusive), clause 19.10 (No default), clause 19.12(d) and clause 19.22 (Anti-Corruption Laws and Sanctions); Reporting Day means the day (if any) specified as such in the applicable Reference Rate Terms;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 28 Reporting Time means the relevant time (if any) specified as such in the applicable Reference Rate Terms; Representative means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian; Resignation Letter means a letter substantially in the form set out in Schedule 7 (Form of Resignation Letter); Restricted Person means a person that is: (a) listed on, or owned or controlled by a person listed on any Sanctions List; (b) located in, incorporated under the laws of, or owned or controlled by, or acting on behalf of, a person located in, resident in or organised under the laws of a country or territory that is the target of country-wide Sanctions; or (c) otherwise a target of Sanctions; RFR means the rate specified as such in the applicable Reference Rate Terms; RFR Banking Day means any day specified as such in the applicable Reference Rate Terms; Rollover Loan means one or more Loans: (a) made or to be made on the same day that a maturing Loan is due to be repaid; (b) the aggregate amount of which is equal to or less than the amount of the maturing Loan; (c) in the same currency as the maturing Loan (unless it arose as a result of the operation of clause 6.2 (Unavailability of a currency)); and (d) made or to be made to the same Borrower for the purpose of refinancing that maturing Loan; Sanctioned Country means, at any time, a country or territory which is, or whose government is, the target of comprehensive Sanctions (being, as of the date of this Agreement, the Crimea region and non-government controlled areas of Ukraine, Cuba, Iran, North Korea, (North) Sudan and Syria); Sanctions means any economic, trade or financial sanctions laws, regulations, embargoes or restrictive measures administered, imposed, enacted or enforced by: (a) the United States government; (b) the United Nations; (c) the European Union (including the avoidance of doubt the French Republic) and any EU member state; (d) the United Kingdom; (e) the respective governmental institutions and agencies of any of the foregoing, including without limitation, the Office of Foreign Assets Control of the US Department of Treasury (OFAC), the United States Department of State, the UN Security Council and His Majesty's Treasury; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 29 (f) any other relevant sanctions authority, (together the Sanctions Authorities); Sanctions List means the "Specially Designated Nationals and Blocked Persons" list issued by OFAC, the Consolidated List of Financial Sanctions Targets issued by His Majesty's Treasury, or any similar list issued or maintained and made public by any of the Sanctions Authorities as amended, supplemented or substituted from time to time; Security means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect; Shelf Facility means any private shelf facility/bilateral facility to be entered into between any member of the Group as issuer, PGIM, Inc. (Pricoa) and each Affiliate, managed account, investment fund or other vehicle for which Pricoa or any of its Affiliates acts as investment advisor or portfolio manager and that becomes party to that private shelf facility/bilateral facility from time to time as a purchaser; Shortfall has the meaning given to that term in clause 2.3 (Accordion - increase in the Facility); Solvent means, in relation to any Obligor, that as of the date of determination: (a) the sum of such Obligor's debt (including contingent liabilities) does not exceed all of its property, at a fair valuation; (b) the present fair saleable value of the property of such Obligor is not less than the amount that will be required to pay the probable liability of such Obligor on its debts as they become absolute and matured; (c) such Obligor is able to pay the probable liability on such Obligor's debts as they become absolute and matured; (d) such Obligor's capital is not unreasonably small in relation to the business in which it is or proposes to be engaged; and (e) such Obligor does not intend to incur, nor does it believe it will incur, debts beyond its ability to pay such debts as they become due. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability; Specified Time means a day or time determined in accordance with Schedule 9 (Timetables); Subsidiary means a subsidiary undertaking within the meaning of section 1162 of the Companies Act 2006; TARGET Day means any day on which T2 is open for the settlement of payments in euro; T2 means the real time gross settlement system operated by the Eurosystem, or any successor system; Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 30 Term Rate Currency means: (a) euro; and (b) any currency specified as such in a Reference Rate Supplement relating to that currency, to the extent, in any case, not specified otherwise in a subsequent Reference Rate Supplement; Term Rate Loan means any Loan or, if applicable, Unpaid Sum in a Term Rate Currency to the extent that it is not, or has not become a Compounded Rate Loan for its then current Interest Period pursuant to clause 11.1 (Unavailability of Primary Term Rate); Term Reference Rate means, in relation to a Term Rate Loan: (a) the applicable Primary Term Rate as of the Quotation Time for a period equal in length to the Interest Period of that Loan; or (b) as otherwise determined pursuant to clause 11.1 (Unavailability of Primary Term Rate), and if, in either case, that rate is less than zero, the Term Reference Rate shall be deemed to be zero; Termination Date means the date falling five years after the date of this Agreement; Total Commitments means the aggregate of the Commitments, being $125,000,000 at the date of this Agreement; Transaction Costs means all fees, costs and expenses incurred by the Obligors in connection with the Transaction Documents; Transaction Documents means the Finance Documents, the Note Documents and any other document designated as a Transaction Document by the Agent and the Company; Transfer Certificate means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company; Transfer Date means, in relation to an assignment or a transfer, the later of: (a) the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and (b) the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate; Treasury Transaction means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price; Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Finance Documents; USA Patriot Act means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 of the United States; US or United States means the United States of America;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 31 US Bankruptcy Law means the United States Bankruptcy Code of 1978 or any other United States federal or state bankruptcy, insolvency or similar law; US Guarantor means a Guarantor incorporated or formed under the laws of, or of any state (including the District of Columbia) of, the US; US Insolvency Law means the US Bankruptcy Code of the United States or any other United States federal or state bankruptcy, insolvency or similar law; US Obligor means an Obligor incorporated or formed under the laws of, or of any state (including the District of Columbia) of, the US; US Tax Obligor means: (a) a Borrower which is resident for tax purposes in the US; or (b) an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes; Utilisation means a utilisation of the Facility; Utilisation Date means the date of a Utilisation, being the date on which a Loan is to be made; Utilisation Request means a notice substantially in the form set out in Schedule 3 (Utilisation Request); and VAT means: (a) any value added tax imposed by the Value Added Tax Act 1994; (b) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (c) any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) or (b), or imposed elsewhere. 1.2 Construction (a) Unless a contrary indication appears, any reference in this Agreement to: (i) the Agent, the Arranger, any Finance Party, any Lender, any Obligor or any Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents; (ii) assets includes present and future properties, revenues and rights of every description; (iii) a Lender's cost of funds in relation to its participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 32 (iv) a Finance Document or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated; (v) a group of Lenders includes all the Lenders; (vi) guarantee means (other than in clause 18 (Guarantee and indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness; (vii) indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent; (viii) a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); (ix) a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; (x) a provision of law is a reference to that provision as amended or re-enacted from time to time; and (xi) a time of day is a reference to London time. (b) The determination of the extent to which a rate is for a period equal in length to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement. (c) Section, clause and Schedule headings are for ease of reference only. (d) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement. (e) Any word importing the singular shall include the plural and vice versa. (f) A Default (other than an Event of Default) is continuing if it has not been remedied or waived and an Event of Default is continuing if it has not been remedied or waived. (g) A reference in this Agreement to a page or screen of an information service displaying a rate shall include: (i) any replacement page of that information service which displays that rate; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 33 (ii) the appropriate page of such other information service which displays that rate from time to time in place of that information service, and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Agent after consultation with the Company. (h) A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate. (i) Any Reference Rate Supplement relating to a currency overrides anything relating to that currency in: (i) Schedule 12 (Reference Rate Terms); or (ii) any earlier Reference Rate Supplement. (j) A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything relating to that rate in: (i) Schedule 13 (Daily Non-cumulative Compounded RFR Rate) or Schedule 14 (Cumulative Compounded RFR Rate), as the case may be; or (ii) any earlier Compounding Methodology Supplement. 1.3 Currency symbols and definitions $, USD and dollars denote the lawful currency of the United States of America, £, GBP and sterling denote the lawful currency of the United Kingdom, €, EUR and euro denote the single currency of the Participating Member States. 1.4 Third party rights Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement. 1.5 Personal liability Where any natural person gives a certificate or other document or otherwise gives a representation or statement on behalf of any of the parties to the Finance Documents pursuant to any provision thereof and such certificate or other document, representation or statement proves to be incorrect, the individual shall incur no personal liability in consequence of such certificate, other document, representation or statement being incorrect save where such individual acted fraudulently in giving such certificate, other document, representation or statement (in which case any liability of such individual shall be determined in accordance with applicable law) and each such individual may rely on this clause 1.5 subject to clause 1.4 (Third party rights) and the provisions of the Third Parties Act. 1.6 Exchange rate fluctuations (a) When applying any monetary limits, thresholds and other exceptions to the representations and warranties, undertakings and Events of Defaults under the Finance Documents, the equivalent to an amount in the Base Currency shall be calculated at the rate for the conversion of the Base Currency into the relevant currency of the non-Base Currency monetary limit, threshold and other exception which the Company (acting reasonably and in good faith) has used and has notified

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 34 to the Agent or at the option of the Company at the Agent's Spot Rate of Exchange, in each case, as at the date of the Group incurring or making the relevant disposal, acquisition, investment, lease, loan, debt or guarantee or taking any other relevant action. (b) No Default, Event of Default or breach of any representation and warranty or undertaking under this Agreement or the other Finance Documents shall arise merely as a result of a subsequent change in the Base Currency equivalent or any other currency specified for any basket due to fluctuations in exchange rates. SECTION 2 THE FACILITY 2 The Facility 2.1 The Facility (a) Subject to the terms of this Agreement, the Lenders make available to the Borrowers a multicurrency revolving credit facility in an aggregate amount the Base Currency Amount of which is equal to the Total Commitments. (b) The Facility will be available to all the Borrowers. 2.2 Increase (a) The Company may by giving prior notice to the Agent by no later than the date falling ten Business Days after the effective date of a cancellation of: (i) the Commitment of a Lender in accordance with clause 8.1 (Illegality); (ii) the Commitment of a Lender in accordance with clause 8.5(a); or (iii) the Available Commitment of a Defaulting Lender in accordance with clause 8.6 (Right of cancellation in relation to a Defaulting Lender), request that the Commitments be increased (and the Commitments shall be so increased) in an aggregate amount in the Base Currency of up to the amount of the Commitments or Available Commitments (as applicable) so cancelled as follows: (iv) the increased Commitments will be assumed by one or more Eligible Institutions (each an Increase Lender) each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender in respect of those Commitments; (v) each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume; (vi) each Increase Lender shall become a Party as a "Lender" and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 35 the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume; (vii) the Commitments of the other Lenders shall continue in full force and effect; and (viii) any increase in the Commitments shall take effect on the date specified by the Company in the notice referred to above or any later date on which the Agent executes an otherwise duly completed Increase Confirmation delivered to it by the relevant Increase Lender. (b) The Agent shall, subject to clause 2.2(c), as soon as reasonably practicable after receipt by it of a duly completed Increase Confirmation appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Increase Confirmation. (c) The Agent shall only be obliged to execute an Increase Confirmation delivered to it by an Increase Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender. (d) Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender. (e) The Company shall promptly on demand pay the Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with any increase in Commitments under this clause 2.2. (f) The Increase Lender shall, on the date upon which the increase takes effect, pay to the Agent (for its own account) a fee in an amount equal to the fee which would be payable under clause 24.4 (Assignment or transfer fee) if the increase was a transfer pursuant to clause 24.6 (Procedure for transfer) and if the Increase Lender was a New Lender. (g) The Company may pay to the Increase Lender a fee in the amount and at the times agreed between the Company and the Increase Lender in a letter between the Company and the Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this clause 2.2(g). (h) Neither the Agent nor any Lender shall have any obligation to find an Increase Lender and in no event shall any Lender whose Commitment is replaced by an Increase Lender be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents. (i) Clause 24.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this clause 2.2 in relation to an Increase Lender as if references in that clause to: (i) an Existing Lender were references to all the Lenders immediately prior to the relevant increase; (ii) the New Lender were references to that Increase Lender; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 36 (iii) a re-transfer and re-assignment were references to respectively a transfer and assignment. 2.3 Accordion - increase in the Facility (a) The Company may, on not more than three occasions within the Availability Period for the Facility, by written notice to all the Lenders (Existing Lenders) request an increase in the Total Commitments (an Additional Facility Commitment). Such notice must specify: (i) the amount of the proposed increase, which must be a minimum of $7,500,000 and a maximum of $25,000,000 (when aggregated with any previous requests under this clause 2.3) unless otherwise agreed by the Lenders; (ii) the proposed date of the increase in the Total Commitments, which must be a Business Day falling not less than 15 Business Days after the date of the notice (or if later, ten Business Days from the date on which the Company provides any information requested pursuant to clause 2.3(d)) and within the Availability Period (the Accordion Offer Period); and (iii) the proposed arrangement fee to be paid for that Additional Facility Commitment, such fee to be proposed with regard to all relevant prevailing market conditions at that time (including, without limitation, the purpose of the Additional Facility Commitment, the financial performance of the Group and current pricing trends) and, so far as practicable, after prior consultation with the Lenders (the Initial Accordion Fee), provided always that the Total Commitments shall not at any time exceed $150,000,000. (b) The opportunity to provide the Additional Facility Commitment notified to the Lenders under clause 2.3(a) must first be given to all of the Existing Lenders on a pro rata basis in accordance with their respective Commitments at that time. (c) Following receipt of a notice from the Company under clause 2.3(a), each Existing Lender shall have the right, but not the obligation, within 15 Business Days, to confirm (on a credit approved basis): (i) the maximum amount of the requested Additional Facility Commitment it is prepared to make available which, for the avoidance of doubt, may be more than its pro rata share of the Additional Facility Commitments; and (ii) that the Lender accepts the Initial Accordion Fee or, if not, the Lender's requirements in respect of an arrangement fee for such amount expressed as a percentage of the amount of the Additional Facility Commitments to be provided by that Lender, including, if applicable, any different arrangement fee that would be payable should that Lender make available more than its pro rata share, each Existing Lender that agrees to assume an Additional Facility Commitment in accordance with this clause 2.3(c) being an Increasing Accordion Lender, and each Increasing Accordion Lender having 15 Business Days from receipt of a notice from the Company under clause 2.3(a) to make such Additional Facility Commitments available. (d) The Company shall use all reasonable endeavours to deliver to the Existing Lenders any information reasonably requested by them during the Accordion Offer Period

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 37 within five Business Days of the date of the notice referred to in clause 2.3(a) requesting an Additional Facility Commitment. If such information is delivered after five Business Days from the date of request, then the Accordion Offer Period shall be extended accordingly. (e) If an Existing Lender: (i) confirms to the Company that it does not wish to provide its share of the Additional Facility Commitment; (ii) fails to respond to the Company within the Accordion Offer Period; or (iii) pursuant to clause 2.3(c)(ii), specifies an arrangement fee in respect of the Additional Facility Commitment which is greater than the lowest fee offered by any other Existing Lender (the Lowest Fee) and, within three Business Days of being informed in writing by the Company of the Lowest Fee, such Lender does not match the Lowest Fee, the Company may offer such Lender's share of the proposed Additional Facility Commitment to another bank or financial institution which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets in each case which is a Qualifying Lender (any such person agreeing (on a credit approved basis) to participate in an Additional Facility Commitment being an Additional Accordion Lender) provided that the Company shall: (A) promptly notify the Existing Lenders of an Additional Accordion Lender being credit approved; and (B) not initially offer terms to any proposed Additional Accordion Lender that are more favourable than those offered to the Existing Lenders (including, without limitation, in respect of any fees payable to that Additional Accordion Lender). (f) If the Company subsequently offers an arrangement fee to any person that is greater than the Initial Accordion Fee (the Improved Accordion Fee) the Company shall promptly notify the Existing Lenders of the Improved Accordion Fee and each Existing Lender shall have at least three Business Days to submit a revised credit approved offer in respect of its pro rata share (or more) of the Additional Facility Commitment on the basis of the Improved Accordion Fee and the Accordion Offer Period shall be automatically extended as necessary. (g) At the end of the Accordion Offer Period, extended as necessary in accordance with clauses 2.3(d) and/or (f), the Company shall notify the Agent of: (i) the level of acceptances from the Increasing Accordion Lenders and, if applicable, any Additional Accordion Lenders; (ii) the highest fee payable in order to satisfy the Additional Facility Commitment in full; (iii) the allocation of the Additional Facility Commitment pursuant to clauses 2.3(h) and 2.3(i); and (iv) the proposed date the Additional Facility Commitment will be made available in accordance with clause 2.3(k).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 38 (h) If the Additional Facility Commitment can be satisfied on the basis of the Initial Accordion Fee, the Additional Facility Commitment shall be allocated as follows: (i) if each Existing Lender has agreed to be an Increasing Accordion Lender in an amount which is equal to or greater than its pro rata share of the requested Additional Facility Commitment, to the Existing Lenders on a pro rata basis; or (ii) if one or more Existing Lender confirms that it is not willing to provide some or all of its pro rata amount of the requested Additional Facility Commitment, or fails to respond to the Company within the Accordion Offer Period so that the Additional Facility Commitment is not fully satisfied (such amount being a Shortfall) but one or more of the other Existing Lenders (each an Excess Lender) has confirmed that it is willing to provide more than its pro rata amount which, in aggregate, will satisfy the requested Additional Facility Commitment in full: (A) first, to the Increasing Accordion Lenders equally up to their maximum offered amount of the Additional Facility Commitment; (B) secondly, the Shortfall to the Excess Lenders equally up to their maximum offered amount of the Additional Facility Commitment until only one Excess Lender has any remaining capacity; and (C) thereafter, the residual amount of the Shortfall remaining after allocation under clauses 2.3(h)(ii)(A) and 2.3(h)(ii)(A), to the sole Excess Lender that has any remaining available capacity to satisfy the balance of the Additional Facility Commitment; or (iii) if there is a Shortfall and the Excess Lenders have not confirmed that in aggregate they will be able to satisfy the Additional Facility Commitment in full: (A) first, to the Increasing Accordion Lenders equally up to their maximum offered amount of the Additional Facility Commitment; (B) secondly, the Shortfall to the Excess Lenders in accordance with the order set out in clause 2.3(h)(ii); and (C) lastly, any amount of the Shortfall remaining after allocation to the Excess Lenders under clause 2.3(h)(ii), to an Additional Accordion Lender (pro rata if more than one). (i) If an Additional Facility Commitment cannot be satisfied in full on the basis of the Initial Accordion Fee and the Company must pay an Improved Accordion Fee, the Additional Facility Commitment shall be allocated: (i) first, to the Increasing Accordion Lenders that have provided offers of acceptance at the Improved Accordion Fee level, in accordance with the order set out in clauses 2.3(h)(i) to 2.3(h)(ii); and (ii) secondly, any amount of Shortfall remaining after allocation to the Increasing Accordion Lenders in accordance with the order set out in clause 2.3(i)(i), to an Additional Accordion Lender (pro rata if more than one). (j) For the avoidance of doubt, all Increasing Accordion Lenders and any Additional Accordion Lenders shall receive the same arrangement fee (expressed as a percentage of its proportionate share in the Additional Facility Commitment) and such

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 39 fee shall be calculated by reference to the highest level of Improved Accordion Fee required to be paid by the Company (or any other member of the Group) in order to satisfy in full the requested Additional Facility Commitment. (k) Following the process set out in clauses 2.3(a) to 2.3(j), the amount of the Total Commitments shall be increased by the amount of Additional Facility Commitment, provided that: (i) the Company has delivered to the Agent a certificate, signed by an authorised signatory, confirming that: (A) utilising the relevant Additional Facility Commitment in full would not breach any borrowing limit binding on any Obligor; and (B) such increase shall not cause any guarantee limits applicable to any Obligor to be breached; (ii) the Agent has received, for each Additional Accordion Lender and Increasing Accordion Lender, a duly completed original (which each Additional Accordion Lender or Increasing Accordion Lender (as applicable) must have executed) of each certificate in substantially the form provided at: (A) Part 1 of Schedule 11 (Accordion Certificate) (Accordion Accession Certificate) in respect of any Additional Accordion Lender, and (B) Part 2 of Schedule 11 (Accordion Certificate) in respect of any Increasing Accordion Lender (Accordion Increase Certificate), and each Increasing Accordion Lender agrees that it will promptly execute and deliver to the Agent any such Accordion Increase Certificate; (iii) in relation to an Additional Accordion Lender which is not a Lender immediately prior to the relevant increase, the Agent has performed all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the Additional Facility Commitments by that Additional Accordion Lender, the completion of which the Agent shall promptly notify to the Company and the Additional Accordion Lender; (iv) no Default is continuing or will occur as a result of the Additional Facility Commitment being made available and the Repeating Representations are true in all material respects with reference to the facts and circumstances then existing; (v) the proposed date of the increase in the Total Commitments falls on a date which is: (A) the last day of an Interest Period in respect of all outstanding Loans; or (B) a date, which must be a Business Day during the Availability Period, on which all outstanding Loans have been prepaid or repaid in full, subject to clause 8.4 (Voluntary prepayment of Loans); and (C) the Company has paid to the Agent (for the account of the relevant Additional Accordion Lenders or Increasing Accordion Lenders, as

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 40 the case may be) any arrangement fee agreed in respect of the Additional Facility Commitment, the earliest date on which all of the conditions set out in this clause 2.3(k) are satisfied being the Accordion Increase Date. (l) On the Accordion Increase Date, provided that the conditions set out in clauses 2.3(a) to 2.3(k) have been met: (i) each Obligor and each Additional Accordion Lender shall assume obligations towards one another and/or acquire rights against one another as each Obligor and each Additional Accordion Lender would have assumed and/or acquired had that Additional Accordion Lender been an Original Lender; (ii) each Additional Accordion Lender shall become party as a Lender and each Additional Accordion Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Additional Accordion Lender and those Finance Parties would have assumed and/or acquired had that Additional Accordion Lender been an Original Lender; and (iii) the Commitments of the other Lenders shall continue in full force and effect (if applicable, as increased pursuant to this clause 2.3). (m) Other than in respect of any fees payable pursuant to this clause 2.3, each Additional Facility Commitment will be provided and will be borrowed on the terms and conditions set out in this Agreement applicable to the Facility (including, without limitation, clause 9 (Interest). (n) Nothing in this clause 2.3 shall oblige: (i) any Lender to increase its Commitment at any time; or (ii) the Company to accept any offer made by any Lender at any time. (o) The Lenders hereby authorise and empower the Agent to execute any necessary Accordion Accession Certificate or Accordion Increase Certificate to ensure that the Additional Facility Commitments of the Additional Accordion Lenders or the Increasing Accordion Lenders (as the case may be) are assumed in accordance with this clause 2.3. (p) Each Obligor confirms: (i) the authority of the Company to request and implement the increase of the Commitments in accordance with the procedures and up to the amounts permitted by this Agreement; and (ii) that all its guarantee and indemnity obligations recorded in clause 18 (Guarantee and indemnity) and/or in any Accession Letter or other Finance Document will extend to include the Additional Facility Commitments of the Additional Accordion Lenders or the Increasing Accordion Lenders (as the case may be) that are committed in accordance with this clause 2.3, subject to any limits as specifically recorded in clause 18 (Guarantee and indemnity).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 41 (q) Clause 24.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this clause 2.3 in relation to an Additional Accordion Lender or an Increasing Accordion Lender as if references in that clause to: (i) an Existing Lender were references to all the Lenders immediately prior to the relevant Additional Facility Commitment; (ii) the New Lender were references to that Increasing Accordion Lender or Additional Accordion Lender (as the case may be); and (iii) a re-transfer and re-assignment were references to respectively a transfer and assignment. (r) Unless the Agent otherwise agrees or the Additional Facility Commitment is assumed by an Existing Lender, the Company shall, on the date upon which the increase takes effect, pay to the Agent (for its own account) a fee of $3,500. 2.4 Finance Parties' rights and obligations (a) The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents. (b) The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with clause 2.4(c). The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party's participation in the Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor. (c) A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents. 2.5 Obligors' Agent (a) Each Obligor (other than the Company) by its execution of this Agreement or an Accession Letter irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises: (i) the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including Utilisation Requests), to execute on its behalf any Accession Letter to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and (ii) each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company, and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 42 executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication. (b) Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors' agent or given to the Obligors' agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors' agent and any other Obligor, those of the Obligors' agent shall prevail. 3 Purpose 3.1 Purpose Each Borrower shall apply all amounts borrowed by it under the Facility towards: (a) refinancing the Existing Financial Indebtedness; (b) the payment of all fees, costs and expenses incurred by any member of the Group in connection with the refinancing referred to at clause 3.1(a); (c) its general corporate and working capital purposes (including Permitted Acquisitions and Permitted Joint Ventures),. 3.2 Monitoring No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement. 4 Conditions of Utilisation 4.1 Initial conditions precedent (a) No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in Part 1 of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Company and the Lenders promptly upon being so satisfied. (b) Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in clause 4.1(a), the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification. 4.2 Further conditions precedent The Lenders will only be obliged to comply with clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date: (a) in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 43 (b) the Repeating Representations to be made by each Obligor are true in all material respects (or, where such representation is already qualified by materiality, in all respects). 4.3 Conditions relating to Optional Currencies (a) A currency will constitute an Optional Currency in relation to a Loan if: (i) it is readily available in the amount required and freely convertible into the Base Currency in the wholesale market for that currency at the Specified Time and on the Utilisation Date for that Loan; (ii) it is sterling or euros or it has been approved by the Agent (acting on the instructions of all the Lenders) on or prior to receipt by the Agent of the relevant Utilisation Request for that Loan; and (iii) there are Reference Rate Terms for that currency. (b) If the Agent has received a written request from the Company for a currency to be approved under clause 4.3(a)(ii), the Agent will confirm to the Company by the Specified Time: (i) whether or not the Lenders have granted their approval; and (ii) if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency. 4.4 Maximum number of Loans (a) A Borrower (or the Company on its behalf) may not deliver a Utilisation Request if as a result of the proposed Utilisation more than 15 Loans would be outstanding. (b) Any Loan made by a single Lender under clause 6.2 (Unavailability of a currency) shall not be taken into account in this clause 4.4. SECTION 3 UTILISATION 5 Utilisation 5.1 Delivery of a Utilisation Request A Borrower (or the Company on its behalf) may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time. 5.2 Completion of a Utilisation Request (a) Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless: (i) it identifies the Borrower; (ii) the proposed Utilisation Date is a Business Day within the Availability Period; (iii) the currency and amount of the Utilisation comply with clause 5.3 (Currency and amount); and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 44 (iv) the proposed Interest Period complies with clause 10 (Interest Periods). (b) Other than in respect of any Utilisation Request issued on the date of this Agreement, only one Loan may be requested in each Utilisation Request. 5.3 Currency and amount (a) The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency. (b) The amount of the proposed Loan must be: (i) if the currency selected is the Base Currency, a minimum of $500,000 or, if less, the Available Facility; or (ii) if the currency selected is euro, a minimum of EUR 500,000 or, if less, the Available Facility; (iii) if the currency selected is GBP, a minimum of £500,000 or, if less, the Available Facility; or (iv) if the currency selected is an Optional Currency (other than GBP or euro) the minimum amount (and, if required, integral multiple) specified by the Agent pursuant to clause 4.3(b)(ii) or, if less, the Available Facility; and (v) in any event such that its Base Currency Amount is less than or equal to the Available Facility. 5.4 Lenders' participation (a) If the conditions set out in this Agreement have been met and subject to clause 7.1 (Repayment of Loans) each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office. (b) The amount of each Lender's participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan. (c) The Agent shall determine the Base Currency Amount of each Loan which is to be made in an Optional Currency and shall notify each Lender of the amount, currency and the Base Currency Amount of each Loan, the amount of its participation in that Loan and, if different, the amount of that participation to be made available in accordance with clause 29.1 (Payments to the Agent), in each case by the Specified Time. 5.5 Cancellation of Commitment The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period. 6 Optional currencies 6.1 Selection of currency A Borrower (or the Company on behalf of a Borrower) shall select the currency of a Loan in a Utilisation Request.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 45 6.2 Unavailability of a currency If before the Specified Time: (a) a Lender notifies the Agent that the Optional Currency requested is not readily available to it in the amount required; or (b) a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Agent will give notice to the relevant Borrower to that effect by the Specified Time. In this event, any Lender that gives notice pursuant to this clause 6.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender's proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender's proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period. 6.3 Participation in a Loan Each Lender's participation in a Loan will be determined in accordance with clause 5.4(b). SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION 7 Repayment 7.1 Repayment of Loans (a) Each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period. (b) Without prejudice to each Borrower's obligation under clause 7.1(a), if: (i) one or more Loans are to be made available to a Borrower: (A) on the same day that a maturing Loan is due to be repaid by that Borrower; (B) in the same currency as the maturing Loan (unless it arose as a result of the operation of clause 6.2 (Unavailability of a currency)); and (C) in whole or in part for the purpose of refinancing the maturing Loan; and (ii) the proportion borne by each Lender's participation in the maturing Loan to the amount of that maturing Loan is the same as the proportion borne by that Lender's participation in the new Loans to the aggregate amount of those new Loans,

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 46 the aggregate amount of the new Loans shall, unless the Company notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Loan so that: (D) if the amount of the maturing Loan exceeds the aggregate amount of the new Loans: (1) the relevant Borrower will only be required to make a payment under clause 29.1 (Payments to the Agent) in an amount in the relevant currency equal to that excess; and (2) each Lender's participation in the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender's participation in the maturing Loan and that Lender will not be required to make a payment under clause 29.1 (Payments to the Agent) in respect of its participation in the new Loans; and (E) if the amount of the maturing Loan is equal to or less than the aggregate amount of the new Loans: (1) the relevant Borrower will not be required to make a payment under clause 29.1 (Payments to the Agent); and (2) each Lender will be required to make a payment under clause 29.1 (Payments to the Agent) in respect of its participation in the new Loans only to the extent that its participation in the new Loans exceeds that Lender's participation in the maturing Loan and the remainder of that Lender's participation in the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender's participation in the maturing Loan. 8 Prepayment and cancellation 8.1 Illegality If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan: (a) that Lender shall promptly notify the Agent upon becoming aware of that event; (b) upon the Agent notifying the Company, the Available Commitment of that Lender will be immediately cancelled; and (c) to the extent that the Lender's participation has not been transferred pursuant to clause 8.5(d), each Borrower shall repay that Lender's participation in the Loans made to that Borrower on the last day of the Interest Period for each Loan occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and the Lender's corresponding Commitment shall be immediately cancelled in the amount of the participations repaid.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 47 8.2 Change of control (a) If any person or group of persons acting in concert gains control of the Company: (i) the Company shall promptly notify the Agent upon becoming aware of that event; (ii) a Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan); and (iii) if a Lender so requires and notifies the Agent within 30 days of the Company notifying the Agent of the event, the Agent shall, by not less than 30 days' notice to the Company, cancel the Available Commitment of that Lender and declare the participation of that Lender in all Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents immediately due and payable, whereupon such Available Commitments will be immediately cancelled, the Facility in respect of that Lender shall immediately cease to be available for further utilisation and all such Loans, accrued interest and other amounts shall become immediately due and payable. (b) For the purpose of clause 8.2(a) control means: (i) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (A) cast, or control the casting of, more than 50% of the maximum number of votes that might be cast at a general meeting of the Company; or (B) appoint or remove all, or the majority, of the directors or other equivalent officers of the Company; or (C) give directions with respect to the operating and financial policies of the Company with which the directors or other equivalent officers of the Company are obliged to comply; or (ii) the holding beneficially of more than 50% of the issued share capital of the Company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and (c) For the purpose of clause 8.2(a) acting in concert means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition, directly or indirectly, of shares in the Company by any of them, either directly or indirectly, to obtain or consolidate control of the Company. 8.3 Voluntary cancellation The Company may, if it gives the Agent not less than three Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being an amount that reduces the Base Currency amount of the Available Facility by a minimum amount of $500,000) of the Available Facility. Any cancellation under this clause 8.3 shall reduce the Commitments of the Lenders rateably.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 48 8.4 Voluntary prepayment of Loans (a) Subject to clause 8.4(b), the Borrower to which a Loan has been made may, if it gives the Agent not less than: (i) in the case of a Term Rate Loan, five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice; or (ii) in the case of a Compounded Rate Loan, five RFR Banking Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of any Loan (but, if in part, being an amount that reduces the Base Currency Amount of the Loan by a minimum amount of $500,000). (b) The Borrowers may not prepay Compounded Rate Loans on more than four occasions in any calendar year unless (i) all Compounded Rate Loans are prepaid in full and the Commitments cancelled or (ii) the Company pays (or procures that an Obligor pays), within 3 Business Days of demand, to the Agent and the Arranger the amount of all costs and expenses reasonably incurred by any of them in connection with administering or giving effect to that prepayment. 8.5 Right of replacement or repayment and cancellation in relation to a single Lender (a) If: (i) any sum payable to any Lender by an Obligor is required to be increased under clause 13.2(c); or (ii) any Lender claims indemnification from the Company under clause 13.3 (Tax indemnity) or clause 14.1 (Increased Costs) or any Lender makes a notification to the Agent under clause 11.3 (Market disruption), the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with clause 8.5(d). (b) On receipt of a notice of cancellation referred to in clause 8.5(a), the Available Commitment of that Lender shall be immediately reduced to zero. (c) On the last day of each Interest Period which ends after the Company has given notice of cancellation under clause 8.5(a) (or, if earlier, the date specified by the Company in that notice), each Borrower to which a Loan is outstanding shall repay that Lender's participation in that Loan and that Lender's corresponding Commitment shall be immediately cancelled in the amount of the participations repaid. (d) If: (i) any of the circumstances set out in clause 8.5(a) apply to a Lender; or (ii) an Obligor becomes obliged to pay any amount in accordance with clause 8.1 (Illegality) to any Lender, the Company may on ten Business Days' prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 49 Institution which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with clause 24 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under clause 24.10 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents. (e) The replacement of a Lender pursuant to clause 8.5(d) shall be subject to the following conditions: (i) the Company shall have no right to replace the Agent; (ii) neither the Agent nor any Lender shall have any obligation to find a replacement Lender; (iii) in no event shall the Lender replaced under clause 8.5(d) be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and (iv) the Lender shall only be obliged to transfer its rights and obligations pursuant to clause 8.5(d) once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer. (f) A Lender shall perform the checks described in clause 8.5(e)(iv) as soon as reasonably practicable following delivery of a notice referred to in clause 8.5(d) and shall notify the Agent and the Company when it is satisfied that it has complied with those checks. 8.6 Right of cancellation in relation to a Defaulting Lender (a) If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent ten Business Days' notice of cancellation of each Available Commitment of that Lender. (b) On the notice referred to in clause 8.6(a) becoming effective, each Available Commitment of the Defaulting Lender shall immediately be reduced to zero. (c) The Agent shall as soon as practicable after receipt of a notice referred to in clause 8.6(a), notify all the Lenders. 8.7 Restrictions (a) Any notice of cancellation or prepayment given by any Party under this clause 8 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment. (b) Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty. (c) Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 50 (d) The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement. (e) Subject to clause 2.2 (Increase), no amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated. (f) If the Agent receives a notice under this clause 8 it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate. (g) If all or part of any Lender's participation in a Loan is repaid or prepaid and is not available for redrawing (other than by operation of clause 4.2 (Further conditions precedent)), an amount of that Lender's Commitment (equal to the Base Currency Amount of the amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment. 8.8 Application of prepayments Any prepayment of a Loan pursuant to clause 8.4 (Voluntary prepayment of Loans) shall be applied pro rata to each Lender's participation in that Loan. SECTION 5 COSTS OF UTILISATIONS 9 Interest 9.1 Calculation of interest – Term Rate Loans The rate of interest on each Term Rate Loan for an Interest Period is the percentage rate per annum which is the aggregate of the applicable: (a) Margin; and (b) Term Reference Rate. 9.2 Calculation of interest – Compounded Rate Loans (a) The rate of interest on each Compounded Rate Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable: (i) Margin; and (ii) Compounded Reference Rate for that day. (b) If any day during an Interest Period for a Compounded Rate Loan is not an RFR Banking Day, the rate of interest on that Compounded Rate Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day. 9.3 Payment of interest The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period. 9.4 Default interest (a) If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 51 date of actual payment (both before and after judgment) at a rate which, subject to clause 9.4(b), is 1% per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this clause 9.4 shall be immediately payable by the Obligor on demand by the Agent. (b) If any overdue amount consists of all or part of a Term Rate Loan and which became due on a day which was not the last day of an Interest Period relating to that Loan: (i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and (ii) the rate of interest applying to the overdue amount during that first Interest Period shall be 1% per annum higher than the rate which would have applied if the overdue amount had not become due. (c) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable. 9.5 Notifications (a) The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest relating to a Term Rate Loan. (b) The Agent shall promptly upon a Compounded Rate Interest Payment being determinable notify: (i) the relevant Borrower of that Compounded Rate Interest Payment; (ii) each relevant Lender of the proportion of that Compounded Rate Interest Payment which relates to that Lender's participation in the relevant Compounded Rate Loan; and (iii) the relevant Lenders and the relevant Borrower of: (A) each applicable rate of interest relating to the determination of that Compounded Rate Interest Payment; and (B) to the extent it is then determinable, the Market Disruption Rate (if any) relating to the relevant Compounded Rate Loan. This clause 9.5(b) shall not apply to any Compounded Rate Interest Payment determined pursuant to clause 11.4 (Cost of funds). (c) The Agent shall promptly notify the relevant Borrower of each Funding Rate relating to a Loan. (d) The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest relating to a Compounded Rate Loan to which clause 11.4 (Cost of funds) applies. (e) This clause 9.5 shall not require the Agent to make any notification to any Party on a day which is not a Business Day.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 52 9.6 Interest Rate Limitation Notwithstanding anything to the contrary contained in any Finance Document, the interest payable by any US Obligor under the Finance Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable US law (the Maximum Rate). If any Finance Party shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the obligations owing by such US Obligor or, if it exceeds such unpaid principal, refunded to such US Obligor. 10 Interest Periods 10.1 Selection of Interest Periods (a) A Borrower (or the Company on behalf of a Borrower) may select an Interest Period for a Loan in the Utilisation Request for that Loan. (b) Subject to this clause 10, a Borrower (or the Company) may select an Interest Period of any period specified in the applicable Reference Rate Terms or of any other period agreed between the Company, the Agent and all the Lenders in relation to the relevant Loan. (c) An Interest Period for a Loan shall not extend beyond the Termination Date. (d) Each Interest Period for a Loan shall start on the Utilisation Date. (e) A Loan has one Interest Period only. (f) No Interest Period shall be longer than six Months. (g) The length of an Interest Period of a Term Rate Loan shall not be affected by that Term Rate Loan becoming a Compounded Rate Loan for that Interest Period pursuant to clause 11.1 (Unavailability of Primary Term Rate). 10.2 Non-Business Days Any rules specified as Business Day Conventions in the applicable Reference Rate Terms for a Loan or Unpaid Sum shall apply to each Interest Period for that Loan or Unpaid Sum. 11 Changes to the calculation of interest 11.1 Unavailability of Primary Term Rate (a) Interpolated Primary Term Rate: If no Primary Term Rate is available for the Interest Period of a Term Rate Loan, the applicable Term Reference Rate shall be the Interpolated Primary Term Rate for a period equal in length to the Interest Period of that Loan. (b) Shortened Interest Period: If clause 11.1(a) applies but it is not possible to calculate the Interpolated Primary Term Rate, the Interest Period of the Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Term Reference Rate shall be determined pursuant to the definition of "Term Reference Rate". (c) Shortened Interest Period and Historic Primary Term Rate: If clause 11.1(b) applies but no Primary Term Rate is available for the Interest Period of that Loan and it is not possible to calculate the Interpolated Primary Term Rate, the applicable Term Reference Rate shall be the Historic Primary Term Rate for that Loan.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 53 (d) Shortened Interest Period and Interpolated Historic Primary Term Rate: If clause 11.1(c) applies but no Historic Primary Term Rate is available for the Interest Period of the Loan, the applicable Term Reference Rate shall be the Interpolated Historic Primary Term Rate for a period equal in length to the Interest Period of that Loan. (e) Alternative Term Rate: If clause 11.1(d) applies but it is not possible to calculate the Interpolated Historic Primary Term Rate, the Interest Period of that Loan shall, if it has been shortened pursuant to clause 11.1(b), revert to its previous length and the applicable Term Reference Rate shall be the aggregate of: (i) the Alternative Term Rate as of the Quotation Time for a period equal in length to the Interest Period of that Loan; and (ii) any applicable Alternative Term Rate Adjustment. (f) Interpolated Alternative Term Rate: If clause 11.1(e) applies but no Alternative Term Rate is available for the Interest Period of that Loan, the applicable Term Reference Rate shall be the aggregate of: (i) the Interpolated Alternative Term Rate for a period equal in length to the Interest Period of that Loan; and (ii) any applicable Alternative Term Rate Adjustment. (g) Compounded Reference Rate or cost of funds: If clause 11.1(f) applies but it is not possible to calculate the Interpolated Alternative Term Rate then: (i) if "Compounded Reference Rate will apply as a fallback" is specified in the Reference Rate Terms for that Loan and there are Reference Rate Terms applicable to Compounded Rate Loans in the relevant currency: (A) there shall be no Term Reference Rate for that Loan for that Interest Period and clause 9.1 (Calculation of interest – Term Rate Loans) will not apply to that Loan for that Interest Period; and (B) that Loan shall be a "Compounded Rate Loan" for that Interest Period and clause 9.2 (Calculation of interest – Compounded Rate Loans) shall apply to that Loan for that Interest Period; or (ii) if: (A) "Compounded Reference Rate will not apply as a fallback"; and (B) "Cost of funds will apply as a fallback", are specified in the Reference Rate Terms for that Loan, clause 11.4 (Cost of funds) shall apply to that Loan for that Interest Period. 11.2 Interest calculation if no RFR or Central Bank Rate If: (a) there is no applicable RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for an RFR Banking Day during an Interest Period for a Compounded Rate Loan; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 54 (b) "Cost of funds will apply as a fallback" is specified in the Reference Rate Terms for that Loan, clause 11.4 (Cost of funds) shall apply to that Loan for that Interest Period. 11.3 Market disruption If: (a) a Market Disruption Rate is specified in the Reference Rate Terms for a Loan; and (b) before the Reporting Time for that Loan the Agent receives notifications from a Lender or Lenders (whose participations in that Loan exceed 35% of that Loan) that its cost of funds relating to its participation in that Loan would be in excess of that Market Disruption Rate, then clause 11.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period. 11.4 Cost of funds (a) If this clause 11.4 applies to a Loan for an Interest Period neither clause 9.1 (Calculation of interest – Term Rate Loans) nor clause 9.2 (Calculation of interest – Compounded Rate Loans) shall apply to that Loan for that Interest Period and the rate of interest on each Lender's share of that Loan for that Interest Period shall be the percentage rate per annum which is the sum of: (i) the applicable Margin; and (ii) the rate notified to the Agent by that Lender as soon as practicable and in any event by the Reporting Time for that Loan, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that Loan. (b) If this clause 11.4 applies and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest. (c) Any alternative basis agreed pursuant to clause 11.4(b) shall, with the prior consent of all the Lenders and the Company, be binding on all Parties. (d) If this clause 11.4 applies pursuant to clause 11.3 (Market disruption) and: (i) a Lender's Funding Rate is less than the relevant Market Disruption Rate; or (ii) a Lender does not notify a rate to the Agent by the relevant Reporting Time, that Lender's cost of funds relating to its participation in that Loan for that Interest Period shall be deemed, for the purposes of clause 11.4(a), to be the Market Disruption Rate for that Loan. (e) Subject to clause 11.4(d) if this clause 11.4 applies but any Lender does not notify a rate to the Agent by the Reporting Time for the relevant Loan the rate of interest shall be calculated on the basis of the rates notified by the remaining Lenders. (f) If this clause 11.4 applies the Agent shall, as soon as is practicable, notify the Company.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 55 11.5 Break Costs (a) If an amount is specified as Break Costs in the Reference Rate Terms for a Loan or Unpaid Sum, each Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of that Loan or Unpaid Sum being paid by that Borrower on a day prior to the last day of an Interest Period for that Loan or Unpaid Sum. (b) Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable. 12 Fees 12.1 Commitment fee (a) The Company shall pay to the Agent (for the account of each Lender) a fee in the Base Currency computed at the rate of 35% of the applicable Margin per annum on that Lender's Available Commitment for the Availability Period. (b) The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective. (c) No commitment fee is payable to the Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender. 12.2 Arrangement fee The Company shall pay to the Arranger an arrangement fee in the amount and at the times agreed in a Fee Letter. 12.3 Agency fee The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter. SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS 13 Tax gross-up and indemnities 13.1 Definitions In this Agreement: Borrower DTTP Filing means an HM Revenue & Customs' Form DTTP2 duly completed and filed by the relevant Borrower, which: (a) where it relates to a Treaty Lender that is an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender's name in Part 2 of Schedule 1 (The Original Parties), and (i) where the Borrower is an Original Borrower, is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 56 (ii) where the Borrower is an Additional Borrower, is filed with HM Revenue & Customs within 30 days of the date on which that Borrower becomes an Additional Borrower; or (b) where it relates to a Treaty Lender that is not an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the documentation which it executes on becoming a Party as a Lender; and (i) where the Borrower is a Borrower as at the date on which that Treaty Lender becomes a Party as a Lender, is filed with HM Revenue & Customs within 30 days of that date; or (ii) where the Borrower is not a Borrower as at the date on which that Treaty Lender becomes a Party as a Lender, is filed with HM Revenue & Customs within 30 days of the date on which that Borrower becomes an Additional Borrower; Protected Party means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document; Qualifying Lender means: (a) a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and is: (i) a Lender: (A) which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Finance Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or (B) in respect of an advance made under a Finance Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or (ii) a Lender which is: (A) a company resident in the United Kingdom for United Kingdom tax purposes; (B) a partnership each member of which is: (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 17 of the CTA;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 57 (C) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or (iii) a Treaty Lender; or (b) a Lender which is a building society (as defined for the purpose of section 880 of the ITA) making an advance under a Finance Document; Tax Confirmation means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 17 of the CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; Tax Credit means a credit against, relief or remission for, or repayment of any Tax; Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction; Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under clause 13.2 (Tax gross-up) or a payment under clause 13.3 (Tax indemnity); Treaty Lender means a Lender which: (a) is treated as a resident of a Treaty State for the purposes of the Treaty; (b) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender's participation in the Loan is effectively connected; and (c) fulfils any other conditions that must be fulfilled under the relevant Treaty by residents of that Treaty State for such residents to obtain exemption from taxation of interest imposed by the United Kingdom, assuming for these purposes that all relevant procedural steps and formalities have been duly completed; Treaty State means a jurisdiction having a double taxation agreement (a Treaty) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 58 UK Non-Bank Lender means: (a) any Original Lender listed as such in Part 1 of Schedule 1 (The Original Parties); and (b) a Lender which is not an Original Lender and which gives a Tax Confirmation in the documentation which it executes on becoming a Party as a Lender. Unless a contrary indication appears, in this clause 13 a reference to determines or determined means a determination made in the absolute discretion of the person making the determination. 13.2 Tax gross-up (a) Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law. (b) The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Company and that Obligor. (c) If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. (d) A payment shall not be increased under clause 13.2(c) by reason of a Tax Deduction on account of Tax imposed by the United Kingdom, if on the date on which the payment falls due: (i) the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty, or any published practice or published concession of any relevant taxing authority; or (ii) the relevant Lender is a Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of Qualifying Lender and: (A) an officer of HM Revenue & Customs has given (and not revoked) a direction (a Direction) under section 931 of the ITA which relates to the payment and that Lender has received from the Obligor making the payment or from the Company a certified copy of that Direction; and (B) the payment could have been made to the Lender without any Tax Deduction if that Direction had not been made; or (iii) the relevant Lender is a Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of "Qualifying Lender" and: (A) the relevant Lender has not given a Tax Confirmation to the Company; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 59 (B) the payment could have been made to the Lender without any Tax Deduction if the Lender had given a Tax Confirmation to the Company, on the basis that the Tax Confirmation would have enabled the Company to have formed a reasonable belief that the payment was an "excepted payment" for the purpose of section 930 of the ITA; or (iv) the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under clause 13.2(g) or 13.2(h) (as applicable). (e) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (f) Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. (g) (i) Subject to clause 13.2(g)(ii), a Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction. (ii) (A) a Treaty Lender which is an Original Lender and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Part 2 of Schedule 1 (The Original Parties); and (B) a Treaty Lender which is not an Original Lender and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the documentation which it executes on becoming a Party as a Lender, and, having done so, that Lender shall be under no obligation pursuant to clause 13.2(g)(i). (h) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with clause 13.2(g)(ii) and: (i) a Borrower making a payment to that Lender has not made a Borrower DTTP Filing in respect of that Lender; or (ii) a Borrower making a payment to that Lender has made a Borrower DTTP Filing in respect of that Lender but: (A) that Borrower DTTP Filing has been rejected by HM Revenue & Customs;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 60 (B) HM Revenue & Customs has not given the Borrower authority to make payments to that Lender without a Tax Deduction within 60 days of the date of the Borrower DTTP Filing; or (C) HM Revenue & Customs has given the Borrower authority to make payments to that Lender without a Tax Deduction but such authority has subsequently been revoked or expired, and in each case, the Borrower has notified that Lender in writing, that Lender and the Borrower shall co-operate in completing any additional procedural formalities necessary for that Borrower to obtain authorisation to make that payment without a Tax Deduction. (i) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with clause 13.2(g)(ii), no Obligor shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Commitment or its participation in any Loan unless the Lender otherwise agrees. (j) A Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Agent for delivery to the relevant Lender. (k) A UK Non-Bank Lender which is an Original Lender gives a Tax Confirmation to the Company by entering into this Agreement. (l) A UK Non-Bank Lender shall promptly notify the Company and the Agent if there is any change in the position from that set out in the Tax Confirmation. 13.3 Tax indemnity (a) The Company shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document. (b) Clause 13.3(a) shall not apply: (i) with respect to any Tax assessed on a Finance Party: (A) under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or (B) under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or (ii) to the extent a loss, liability or cost: (A) is compensated for by an increased payment under clause 13.2 (Tax gross-up);

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 61 (B) would have been compensated for by an increased payment under clause 13.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in clause 13.2(d) applied; or (C) relates to a FATCA Deduction required to be made by a Party. (c) A Protected Party making, or intending to make, a claim under clause 13.3(a) shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Company. (d) A Protected Party shall, on receiving a payment from an Obligor under this clause 13.3, notify the Agent. 13.4 Tax Credit If an Obligor makes a Tax Payment and the relevant Finance Party determines that: (a) a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (b) that Finance Party has obtained and utilised that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor. 13.5 Lender status confirmation (a) Each Lender which is not an Original Lender shall indicate, in the documentation which it executes on becoming a Party as a Lender, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in: (i) not a Qualifying Lender; (ii) a Qualifying Lender (other than a Treaty Lender); or (iii) a Treaty Lender. (b) If such a Lender fails to indicate its status in accordance with this clause 13.5 then that Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of a Lender to comply with this clause 13.5. 13.6 Stamp taxes The Company shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document. 13.7 VAT (a) All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 62 supply and, accordingly, subject to clause 13.7(b), if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party). (b) If VAT is or becomes chargeable on any supply made by any Finance Party (the Supplier) to any other Finance Party (the Recipient) under a Finance Document, and any Party other than the Recipient (the Relevant Party) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration): (i) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this clause 13.7(b)(i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and (ii) (where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (c) Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (d) Any reference in this clause 13.7 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term representative member to have the same meaning as in the Value Added Tax Act 1994). (e) In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply. 13.8 FATCA information (a) Subject to clause 13.8(c), each Party shall, within ten Business Days of a reasonable request by another Party: (i) confirm to that other Party whether it is: (A) a FATCA Exempt Party; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 63 (B) not a FATCA Exempt Party; (ii) supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and (iii) supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime. (b) If a Party confirms to another Party pursuant to clause 13.8(a)(i) that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly. (c) Clause 13.8(a) shall not oblige any Finance Party to do anything, and clause 13.8(a)(iii) shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of: (i) any law or regulation; (ii) any fiduciary duty; or (iii) any duty of confidentiality. (d) If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with clause 13.8(a)(i) or 13.8(a)(ii) (including, for the avoidance of doubt, where clause 13.8(c) applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information. (e) If a Borrower is a US Tax Obligor or the Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within ten Business Days of: (i) where an Original Borrower is a US Tax Obligor and the relevant Lender is an Original Lender, the date of this Agreement; (ii) where a Borrower is a US Tax Obligor on a date on which any other Lender becomes a Party as a Lender, that date; (iii) the date a new US Tax Obligor accedes as a Borrower; or (iv) where a Borrower is not a US Tax Obligor, the date of a request from the Agent, supply to the Agent: (A) a withholding certificate on Form W-8, Form W-9 or any other relevant form; or (B) any withholding statement or other document, authorisation or waiver as the Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 64 (f) The Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to clause 13.8(e) to the relevant Borrower. (g) If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Agent by a Lender pursuant to clause 13.8(e) is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Agent). The Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the relevant Borrower. (h) The Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to clause 13.8(e) or 13.8(g) without further verification. The Agent shall not be liable for any action taken by it under or in connection with clauses 13.8(e), 13.8(f) or 13.8(g). (i) The Agent, acting solely for this purpose as an agent of the Company, shall maintain at one of its offices a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the Register). The entries in the Register shall be conclusive absent manifest error or any breach by the Agent of this Agreement, and the Company, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 13.9 FATCA Deduction (a) Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. (b) Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Agent and the Agent shall notify the other Finance Parties. 14 Increased Costs 14.1 Increased Costs (a) Subject to clause 14.3 (Exceptions) the Company shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; (ii) compliance with any law or regulation made after the date of this Agreement;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 65 (iii) the implementation or application of, or compliance with, Basel III, CRD IV or CRD V or any other law or regulation which implements Basel III, CRD IV or CRD V (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates); or (iv) the implementation or application of, or compliance with, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith. (b) In this Agreement Increased Costs means: (i) a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital; (ii) an additional or increased cost; or (iii) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document. 14.2 Increased Cost claims (a) A Finance Party intending to make a claim pursuant to clause 14.1 (Increased Costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company. (b) Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs. 14.3 Exceptions (a) Clause 14.1 (Increased Costs) does not apply to the extent any Increased Cost is: (i) attributable to a Tax Deduction required by law to be made by an Obligor; (ii) attributable to a FATCA Deduction required to be made by a Party; (iii) attributable to any bank levy known to any of the Lenders or any Affiliate of any Lender at the date of this Agreement; (iv) compensated for by clause 13.3 (Tax indemnity) (or would have been compensated for under clause 13.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in clause 13.3(b) applied); (v) attributable to the implementation or application of or compliance with the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates) (which, for the avoidance of doubt, shall not include any amendments arising out of or incorporating any measure from Basel III, CRD IV and/or CRD V); or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 66 (vi) attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation. (b) In this clause 14.3, a reference to a Tax Deduction has the same meaning given to that term in clause 13.1 (Definitions). 15 Other indemnities 15.1 Currency indemnity (a) If any sum due from an Obligor under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of: (i) making or filing a claim or proof against that Obligor; (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between: (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency; and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum. (b) Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable. 15.2 Other indemnities The Company shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of: (a) the occurrence of any Event of Default; (b) a failure by an Obligor to pay any amount due under a Finance Document on its due date, including, without limitation, any cost, loss or liability arising as a result of clause 28 (Sharing among the Finance Parties); (c) funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or (d) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Company.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 67 15.3 Indemnity to the Agent The Company shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of: (a) investigating any event which it reasonably believes is a Default; (b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or (c) instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement. 16 Mitigation by the Lenders 16.1 Mitigation (a) Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in the Facility ceasing to be available or any amount becoming payable under or pursuant to, or cancelled pursuant to, any of clause 8.1 (Illegality), clause 13 (Tax gross-up and indemnities) or clause 14 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office. (b) Clause 16.1(a) does not in any way limit the obligations of any Obligor under the Finance Documents. 16.2 Limitation of liability (a) The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under clause 16.1 (Mitigation). (b) A Finance Party is not obliged to take any steps under clause 16.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it. 17 Costs and expenses 17.1 Transaction expenses The Company shall promptly on demand pay the Agent and the Arranger the amount of all costs and expenses (including legal fees subject to any cap previously agreed between the Company and the Agent) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of: (a) this Agreement and any other documents referred to in this Agreement; and (b) any other Finance Documents executed after the date of this Agreement. 17.2 Amendment costs If: (a) an Obligor requests an amendment, waiver or consent; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 68 (b) an amendment is required pursuant to clause 29.10 (Change of currency), the Company shall, within three Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees subject to any cap previously agreed between the Company and the Agent) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement. 17.3 Enforcement costs The Company shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document. SECTION 7 GUARANTEE 18 Guarantee and indemnity 18.1 Guarantee and indemnity Each Guarantor irrevocably and unconditionally jointly and severally: (a) guarantees to each Finance Party punctual performance by each Borrower of all that Borrower's obligations under the Finance Documents; (b) undertakes with each Finance Party that whenever a Borrower does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and (c) agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of a Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this clause 18 if the amount claimed had been recoverable on the basis of a guarantee. 18.2 Continuing guarantee This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part. 18.3 Reinstatement If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this clause 18 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 69 18.4 Waiver of defences The obligations of each Guarantor under this clause 18 will not be affected by an act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause 18 (without limitation and whether or not known to it or any Finance Party) including: (a) any time, waiver or consent granted to, or composition with, any Obligor or other person; (b) the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group; (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security; (d) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person; (e) any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security; (f) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or (g) any insolvency or similar proceedings. 18.5 Guarantor Intent Without prejudice to the generality of clause 18.4 (Waiver of defences) but subject to the Guarantee Limitations, each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: (a) business acquisitions of any nature; (b) increasing working capital; (c) enabling investor distributions to be made; (d) carrying out restructurings; (e) refinancing existing facilities; (f) refinancing any other indebtedness; (g) making facilities available to new borrowers; (h) any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 70 (i) any fees, costs and/or expenses associated with any of the foregoing. 18.6 Immediate recourse Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this clause 18. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary. 18.7 Appropriations Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may: (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and (b) hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this clause 18. 18.8 Deferral of Guarantors' rights (a) Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising under this clause 18: (i) to be indemnified by an Obligor; (ii) to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents; (iii) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party; (iv) to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under clause 18.1 (Guarantee and indemnity); (v) to exercise any right of set-off against any Obligor; and/or (vi) to claim or prove as a creditor of any Obligor in competition with any Finance Party. (b) If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 71 Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with clause 29 (Payment mechanics). 18.9 Release of Guarantors' right of contribution If any Guarantor (a Retiring Guarantor) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor: (a) that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and (b) each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor. 18.10 Guarantee limitations This guarantee does not apply to any liability to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006 or any equivalent and applicable provisions under the laws of the jurisdiction of the relevant Guarantor and, with respect to any Additional Guarantor, is subject to any limitations set out in the Accession Letter applicable to such Additional Guarantor. 18.11 US Guarantee limitations (a) For the purpose of this clause 18.11: Excluded Swap Obligations means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty hereunder of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the US Commodity Exchange Act (7 U.S.C. § 1 et seq.) (the CEA) or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the CEA and the regulations thereunder at the time the guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty hereunder or security interest is or becomes illegal; Guaranteed Obligations means all amounts guaranteed by the Obligors under this clause 18; Qualified ECP Guarantor means, in respect of any Swap Obligation, each Obligor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the CEA or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under section 1a(18)(A)(v)(II) of the CEA;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 72 Swap means any "swap" as defined in section 1a(47) of the CEA and regulations thereunder; and Swap Obligation means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap. (b) Each Obligor acknowledges that: (i) it will receive valuable direct or indirect benefits as a result of the transactions financed by the Finance Documents; and (ii) those benefits will constitute reasonably equivalent value and fair consideration for the purpose of any US laws relating to fraudulent transfers and conveyances. (c) No Obligor shall have any right to require any Finance Party to obtain or disclose any information with respect to: the financial condition or character of any Obligor or the ability of any Obligor to pay and perform its obligations hereunder; the obligations of the Obligors hereunder; any collateral or other security for any or all of such obligations; the existence or non-existence of any other guarantees of all or any part of such obligations; any action or inaction on the part of any Finance Party or any other person or business; or any other matter, fact or occurrence whatsoever. (d) Without limiting any provisions of this clause 18, each Obligor waives and agrees not to assert, to the fullest extent permitted by law, any other defences or benefits that may be derived from or afforded by applicable US law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this clause. (e) The Guaranteed Obligations shall include, without limitation, obligations which, but for the automatic stay under section 362(a) of the US Bankruptcy Code, would become due, and any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in this Agreement, whether or not such interest is an allowed claim in any such proceeding. (f) Notwithstanding anything to the contrary contained herein or any in other Finance Document, no Guarantor shall be liable for any Excluded Swap Obligation. (g) In any action or proceeding involving any state law of the United States applicable to any US Guarantor because of the form of such US Guarantor's organization, such as corporate law, limited liability company law, partnership law or trust law, or any US Debtor Relief Law generally, if the obligations of such US Guarantor under this clause 18 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of such US Guarantor's liability under this clause 18, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such US Guarantor, the Obligors, the Finance Parties or any other person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors in such action or proceeding. (h) Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds and other support as may be needed from time to time by each other Obligor to honour all of its obligations under this Agreement and the other Finance Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this clause 18.11(h) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this clause 18.11(h), or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 73 otherwise under this Agreement or any other Finance Document, voidable under any US Debtor Relief Laws and not for any greater amount). Each Qualified ECP Guarantor intends that this clause 18.11(h) constitute, and this clause 18.11(h) shall be deemed to constitute, a "keepwell, support or other agreement" for the benefit of each other Obligor and Finance Parties for all purposes of section 1a(18)(A)(v)(II) of the CEA. Subject to clause 18.3 (Reinstatement), the obligations of each Qualified ECP Guarantor under this clause 18.11(h) shall remain in full force and effect until all of the obligations under the Finance Documents shall have been paid in full in cash and the Commitments terminated. 18.12 Additional security This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party. SECTION 8 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT 19 Representations Each Obligor makes the representations and warranties set out in this clause 19 to each Finance Party on the date of this Agreement. 19.1 Status (a) It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation. (b) It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted. (c) Each US Obligor is duly qualified and in good standing in its jurisdiction of incorporation, organisation or formation and (if different) in the jurisdictions of its principal place of business and chief executive office, and is duly qualified and in good standing in each other jurisdiction in which the failure so to qualify or be in good standing is reasonably like to result in a Material Adverse Effect. 19.2 Binding obligations Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Finance Document are legal, valid, binding and enforceable obligations. 19.3 Non-conflict with other obligations Subject to the Legal Reservations, the entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with: (a) any law or regulation applicable to it in any material respect; (b) its or any of its Subsidiaries' constitutional documents; or (c) any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument, in each case, to such an extent or in such a manner which would have or would be reasonably likely to have a Material Adverse Effect.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 74 19.4 Power and authority It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents. 19.5 Validity and admissibility in evidence All Authorisations required: (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and (b) to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect. 19.6 Governing law and enforcement (a) The choice of English law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation. (b) Any judgment obtained in England in relation to a Finance Document will be recognised and enforced in its jurisdiction of incorporation. 19.7 Insolvency No corporate action, legal proceeding or other formal procedure or step described in clause 23.7 (Insolvency proceedings) or circumstance described in clause 23.6 (Insolvency) or clause 23.8 (Creditors' process) has, in each case, subject to the thresholds and exceptions set out in such clauses and the other provisions of such clauses been taken against, or applies to, any Obligor or Material Company, in each case, excluding any such actions, proceedings, steps or process which have been discharged, revoked or otherwise lapsed. 19.8 Deduction of Tax It is not required to make any Tax Deduction (as defined in clause 13.1 (Definitions)) from any payment it may make under any Finance Document to a Lender which is: (a) a Qualifying Lender: (i) falling within paragraph (a)(i) of the definition of "Qualifying Lender"; or (ii) except where a Direction has been given under section 931 of the ITA in relation to the payment concerned, falling within paragraph (a)(ii) of the definition of "Qualifying Lender"; or (iii) falling within paragraph (b) of the definition of "Qualifying Lender"; or (b) a Treaty Lender and the payment is one specified in a direction given by the Commissioners of Revenue & Customs under regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 75 19.9 No filing or stamp taxes Subject to the Legal Reservations, under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents. 19.10 No default (a) No Event of Default is continuing or is reasonably likely to result from the making of any Utilisation. (b) No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which has or is reasonably likely to have a Material Adverse Effect. 19.11 No misleading information (a) Any material factual information provided by any member of the Group on or before the date of this Agreement was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated. (b) The financial projections contained in the Information Memorandum have been prepared on the basis of recent historical information and on the basis of reasonable assumptions. (c) Nothing has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the information contained in the Information Memorandum being untrue or misleading in any material respect. 19.12 Financial statements (a) Its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied unless expressly disclosed to the Agent in writing to the contrary before the date of this Agreement. (b) Its Original Financial Statements fairly present its financial condition as at the end of the relevant Financial Year and its results of operations during the relevant Financial Year (consolidated in the case of the Company) unless expressly disclosed to the Agent in writing to the contrary before the date of this Agreement. (c) There has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group, in the case of the Company) since 31 December 2024. (d) Its most recent financial statements delivered pursuant to clause 20.1 (Financial statements) on or after the date of this Agreement: (i) have been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements (or if there has been a change to the Accounting Principles the requirements of clause 20.3(b) have been complied with); and (ii) give a true and fair view of (if audited) or fairly present (if unaudited) its consolidated financial condition as at the end of, and consolidated results of operations for, the period to which they relate.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 76 19.13 Pari passu ranking Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. 19.14 No proceedings (a) No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, are reasonably likely to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries. (b) No judgment or order of a court, arbitral body or agency which is reasonably likely to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any of its Subsidiaries. 19.15 No breach of laws It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect. 19.16 Environmental laws (a) It and each of its Subsidiaries is in compliance with clause 22.12 (Environmental compliance) and, so far as it is aware, no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to result in a Material Adverse Effect. (b) No Environmental Claim has been commenced or, so far as it is aware, is threatened against any member of the Group where that claim has or is reasonably likely, if determined against that member of the Group, to result in a Material Adverse Effect. (c) The cost to the Group of compliance with Environmental Laws (including Environmental Permits) is, so far as it is aware, adequately provided for in the most recent audited financial statements of the Company. 19.17 Taxation (a) It is not (and none of its Subsidiaries is) materially overdue in the filing of any Tax returns and it is not (and none of its Subsidiaries is) overdue in the payment of any amount in respect of Tax. (b) No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes such that a liability of, or claim against, any member of the Group which would have or is reasonably likely to have a Material Adverse Effect. (c) It is resident for Tax purposes only in the jurisdiction of its incorporation. 19.18 Material Intellectual Property It and each of its Subsidiaries: (a) is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted and as contemplated to be conducted and where the Intellectual Property is licensed to it,

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 77 that licence has not been breached in any material respect or terminated by any party; (b) does not, in carrying on its businesses, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect; and (c) has taken all formal or procedural actions (including payment of fees) required to maintain any material Intellectual Property owned by it which is required by it in order to carry on its business as it is being conducted and as contemplated to be conducted. 19.19 Obligors Each Material Company that is not in an Excluded Jurisdiction is an Obligor on the first Utilisation Date. 19.20 Accounting reference date The Accounting Reference Date of each member of the Group is 31 December. 19.21 Centre of main interests and establishments In respect of any Obligor incorporated in the European Union, for the purposes of the Council of The European Union Regulation No 2015/848 on Insolvency Proceedings (recast) (the Regulation) its centre of main interest (as that term is used in article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no "establishment" (as that term is used in article 2(10) of the Regulation) in any other jurisdiction other the jurisdiction of its incorporation. 19.22 Anti-Corruption Laws and Sanctions (a) No Obligor, nor to the knowledge of any Obligor (after due and careful enquiry in respect of directors and officers only), any director, officer, agent, employee, Affiliate or other person acting on behalf of an Obligor or any of its Subsidiaries has taken any action directly or indirectly that would result in a violation by such persons of the Anti-Corruption Laws. Furthermore, each Obligor and, to the knowledge of each Obligor, its Affiliates have conducted their businesses in compliance with the Anti-Corruption Laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the Anti-Corruption Laws. (b) No Obligor has knowledge (after due and careful enquiry in respect of members of the Group, directors and officers only) that it or any other member of the Group, any director or officer, or any employee, agent or Affiliate, of an Obligor or any of its Subsidiaries: (i) is a person that is, or is owned or controlled, directly or indirectly, by any person which is listed, on a Sanctions List; by persons that are, the target or subject of any Sanctions; or (ii) is located, organised or resident in a Sanctioned Country. 19.23 US employee benefit plans (a) Each Obligor and each ERISA Affiliate thereof have operated and administered each Plan in compliance with all applicable laws (including, but not limited to, ERISA and the Code), except for such instances of noncompliance as have not resulted in and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 78 could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each Plan that is intended to be qualified under section 401(a) of the Code as currently in effect is so qualified, and each trust related to any such Plan intended to be exempt from federal income tax under section 501(a) of the Code as currently in effect is so exempt, and no event has taken place which could reasonably be expected to cause the loss of such qualified or exempt status. No Obligor nor any ERISA Affiliate thereof has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate thereof, or in the imposition of any Security on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Internal Revenue Code or to any such penalty or excise tax provisions under the Internal Revenue Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Security as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than US$6,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA. (c) No Obligor nor any of their ERISA Affiliates has incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that remain outstanding and individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Internal Revenue Code) of the Company and its Subsidiaries is not Material. (e) Neither the execution nor delivery of this Agreement nor the completion of the transactions contemplated hereunder will result in a non-exempt prohibited transaction within the meaning of section 4975 of the Code or section 406 of ERISA. (f) No ERISA Event has occurred or is reasonably likely to occur except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 19.24 US Fiscal Regulations (a) Neither it nor any of its Subsidiaries is or is required to be registered as an "investment company" under the US Investment Company Act of 1940 or subject to regulation under any other US federal or state statute or regulation which may limit its or their ability to incur Financial Indebtedness or which may otherwise render all or any portion of the obligations of the Obligors under the Finance Documents unenforceable. (b) It is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of US Regulation U of the FRB) as in effect

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 79 from time to time. Neither the making of any Utilisation nor the use of the proceeds of it will violate or be inconsistent with the provisions of US Regulation T, U or X of the FRB as in effect from time to time. 19.25 Solvency After and giving effect to the incurrence of any Obligor's obligations under this Agreement and the other Finance Documents such Obligor is Solvent. Additionally, no transfer of property is being made by any Obligor and no obligation is being incurred by any Obligor in relation to the transactions contemplated by this Agreement or the other Finance Documents with the intent to hinder, delay, or defraud either present or future creditors of such Obligor or other persons to which such Obligor is or will become indebted. 19.26 Repetition The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on: (a) the date of each Utilisation Request and the first day of each Interest Period; and (b) in the case of an Additional Obligor, the day on which the company becomes (or it is proposed that the company becomes) an Additional Obligor. 20 Information undertakings The undertakings in this clause 20 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 20.1 Financial statements The Company shall supply to the Agent in sufficient copies for all the Lenders: (a) as soon as the same become available, but in any event within 180 days after the end of each of its Financial Years: (i) its consolidated financial statements for that Financial Year; and (ii) if requested by any Lender (via the Agent), the financial statements of each other Obligor for that Financial Year (audited to the extent required by local law), (the Annual Financial Statements); and (b) as soon as the same become available, but in any event within: (i) subject to clause 20.1(b)(ii), 45 days after the end of each Financial Quarter; or (ii) in respect of each Financial Quarter that coincides with the end of a Financial Year, 75 days after the end of that Financial Quarter, its consolidated financial statements for that Financial Quarter (the Quarterly Financial Statements).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 80 20.2 Compliance Certificate (a) The Company shall supply to the Agent, with each set of financial statements delivered pursuant to clauses 20.1(a)(i) or 20.1(b), a Compliance Certificate setting out (in reasonable detail): (i) computations as to compliance with clause 21 (Financial covenants) as at the date as at which those financial statements were drawn up; (ii) the applicable Margin; and (iii) (in respect of the Annual Financial Statements only) confirmation as to Material Companies. (b) Each Compliance Certificate shall be signed by a director, chief financial officer or a financial controller of the Company. 20.3 Requirements as to financial statements (a) Each set of financial statements delivered by the Company pursuant to clause 20.1 (Financial statements) shall be certified by a director of the relevant company as fairly presenting its financial condition as at the date as at which those financial statements were drawn up. (b) The Company shall procure that each set of financial statements of an Obligor delivered pursuant to clause 20.1 (Financial statements) is prepared using the Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor unless, in relation to any set of financial statements, it notifies the Agent that there has been a change in the Accounting Principles, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Agent: (i) a description of any change necessary for those financial statements to reflect the Accounting Principles, accounting practices and reference periods upon which that Obligor's Original Financial Statements were prepared; and (ii) sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether clause 21 (Financial covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and that Obligor's Original Financial Statements. (c) Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared. 20.4 Information: miscellaneous (a) The Company shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests): (i) all material documents dispatched by the Company to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched; (ii) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 81 pending against any member of the Group, and which would or is reasonably likely to, if adversely determined, have a Material Adverse Effect; (iii) promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against any member of the Group, and which would or is reasonably likely to have a Material Adverse Effect; (iv) promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Agent) may reasonably request; (v) the quarterly announcements that it makes to the New York Stock Exchange; and (vi) promptly upon becoming aware of it, notice of the occurrence of any ERISA Event, except as would not reasonably be expected to have, either singly or in the aggregate, a Material Adverse Effect, or the establishment or sponsorship of any ERISA Plans. (b) For as long as the Company is listed, any public Regulatory News Service announcements or other public delivery to shareholders shall be deemed to satisfy all equivalent reporting and information requirements in this Agreement. 20.5 Notification of default (a) Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor). (b) Promptly upon a request by the Agent, the Company shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it). 20.6 Direct electronic delivery by Company The Company may satisfy its obligation under this Agreement to deliver any information in relation to a Lender by delivering that information directly to that Lender in accordance with clause 31.6 (Electronic communication) to the extent that Lender and the Agent agree to this method of delivery. 20.7 "Know your customer" checks (a) If: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement; (ii) any change in the status of an Obligor (or of a Holding Company of an Obligor) after the date of this Agreement; or (iii) a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges the Agent or any Lender (or, in the case of clause 20.7(a)(iii), any prospective new Lender) to comply with "know your customer" or similar identification procedures

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 82 in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in clause 20.7(a)(iii), on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in clause 20.7(a)(iii), any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. (b) Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. (c) The Company shall, by not less than ten Business Days' prior written notice to the Agent, notify the Agent (which shall promptly notify the Lenders) of its intention to request that one of its Subsidiaries becomes an Additional Obligor pursuant to clause 25 (Changes to the Obligors). (d) Following the giving of any notice pursuant to clause 20.7(c), if the accession of such Additional Obligor obliges the Agent or any Lender to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order for the Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the accession of such Subsidiary to this Agreement as an Additional Obligor. (e) Without limiting the foregoing provisions of this clause, each Finance Party hereby notifies the Obligors that pursuant to the requirements of the USA Patriot Act, it may be required to obtain, verify and record information that identifies each Obligor, which information includes the name and address of each Obligor and other information that will allow any Finance Party to identify each Obligor in accordance with the USA Patriot Act. Each Obligor shall, promptly following a request by any Finance Party, provide all documentation and other information that such Finance Party requests in order to comply with its ongoing obligations under applicable US "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act. 21 Financial covenants 21.1 Financial definitions In this Agreement: Average Exchange Rate means the 12 Month average of the month end exchange rates as referenced to Refinitiv (or equivalent); Consolidated EBITDA means, in respect of any Relevant Period, consolidated EBIT for that Relevant Period after adding back any amount attributable to the amortisation, depreciation or impairment of assets of members of the Group (and taking no account of the reversal of any

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 83 previous impairment charge made in that Relevant Period), provided that for the purposes of determining compliance with clause 21.2 (Financial Condition), Consolidated EBITDA shall: (a) include the Consolidated EBITDA (adjusted as set out in this definition) of any member of the Group or to any business or assets acquired during that Relevant Period for the part of that Relevant Period when it was not a member of the Group and/or the business or assets were not owned by a member of the Group; and (b) exclude the Consolidated EBITDA (adjusted as set out in this definition) attributable to any member of the Group or to any business or assets sold during that Relevant Period; EBIT means in respect of any Relevant Period the consolidated operating profit of the Company before taxation (excluding the results from discontinued operations): (a) before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges, gains or losses on Financial Indebtedness and other finance payments whether paid, payable or capitalised by any member of the Group (calculated on a consolidated basis) in respect of that Relevant Period; (b) not including any accrued interest owing or paid to any member of the Group; (c) before taking into account any Exceptional Items; (d) before deducting any Transaction Costs; (e) before taking into account any gain or loss arising from an upward or downward revaluation of any other asset except for the impairment of working capital items; (f) after deducting the amount of any profit (or adding back the amount of any loss) of any member of the Group which is attributable to minority interests; (g) before taking into account any unrealised gains or losses on any derivative instrument (other than any derivative instrument which is accounted for on a hedge accounting basis); (h) excluding any profit or loss arising from the disposal of fixed assets; and (i) adding back any amount attributable to non-cash based charges and amortisation costs associated with equity stock based compensation schemes for that Relevant Period, in each case to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the Group before taxation; EBITDA means in respect of any Relevant Period, EBIT for that Relevant Period after adding back any amount attributable to the depreciation, impairment or amortisation of assets of members of the Group, or to the impairment of members of the Group for that Relevant Period; Exceptional Items means any exceptional, one off or non-recurring items which represent gains or losses including (without limitation) those arising on: (a) the restructuring of the activities of an entity, including the associated redundancy programme costs and reversals of any provisions for the cost of restructuring; (b) disposals, revaluations or impairment of non-current assets;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 84 (c) disposals of assets associated with discontinued operations and acquisition costs in relation to the acquisition of new operations; (d) environmental remediation costs and provisions - not in the ordinary course of business; (e) one off gains and losses recognised on the early termination, curtailment or change in employee retirement defined benefits; and (f) disposal of a business operation whereby this is not classified as a discontinued operation for accounting purposes; Finance Charges means for any Relevant Period the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of Financial Indebtedness whether paid payable or capitalised by any member of the Group (calculated on a consolidated basis) in respect of that Relevant Period: (a) excluding any upfront fees or costs; (b) including the interest (but not the capital) element of payments in respect of Finance Leases; (c) including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the Group under any interest rate hedging arrangement; (d) taking no account of any unrealised gains or losses on any financial instruments other than any derivative investments which are accounted for on a hedge accounting basis; (e) excluding any Transaction Costs; and (f) excluding any interest cost or expected return on plan assets in relation to any post-employment benefit schemes, so that no amount shall be added (or deducted) more than once; Finance Lease means any lease or hire purchase contract, a liability under which would, in accordance with the Accounting Principles, be treated as a balance sheet liability (other than a lease or hire purchase contract which would, in accordance with the Accounting Principles in force prior to 1 January 2019, have been treated as an operating lease); Financial Quarter means a 13 week period ending on or about 31 March, 30 June, 30 September or 31 December in any Financial Year; Interest Cover means the ratio of EBITDA to Net Finance Charges in respect of any Relevant Period; Leverage means in respect of any Relevant Period the ratio of Total Net Debt on the last day of that Relevant Period to Consolidated EBITDA in respect of that Relevant Period; Net Finance Charges means, for any Relevant Period, the Finance Charges for that Relevant Period after deducting any interest payable in that Relevant Period to any member of the Group on any Cash or Cash Equivalent investment; Non-Group Entity means any investment or entity (which is not itself a member of the Group) (including associates) in which any member of the Group has an ownership interest;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 85 Relevant Period means in respect of Leverage and Interest Cover each period of 12 trading periods ending on the last day of the Financial Year and each period of 12 trading periods ending on the last day of each Financial Quarter; Total Debt means at any time the aggregate amount of all obligations of members of the Group for or in respect of Financial Indebtedness at that time but: (a) excluding any such obligations to any other member of the Group; (b) including in the case of Finance Leases only their capitalised value; (c) excluding unrealised gains and losses on Treasury Transactions (including currency exchange gains and losses); and (d) excluding any obligations in respect of performance bonds issued in the ordinary course of trading in respect of non-financial obligations to the extent such performance bonds are not called or enforced, and so that no amount shall be included or excluded more than once; Total Net Debt means, at any time, without duplication, the aggregate principal amount of all Total Debt of the Group at such time, as determined on a consolidated basis in accordance with the Accounting Principles, minus the sum of: (a) all Cash or time deposits (excluding cash deposits securing obligations other than Financial Indebtedness of the Group) held for the account of the Group at such time that would be reflected as "cash at bank or in hand" in the balance sheet of the Company; and (b) the aggregate amount of Cash Equivalent Investments held by members of the Group at such time (excluding Cash Equivalent Investments securing obligations other than Financial Indebtedness of the Group). 21.2 Financial Condition The Company shall ensure that: (a) Interest Cover in respect of any Relevant Period shall not be less than 4.0:1; (b) Leverage in respect of any Relevant Period shall not exceed 3.0:1. 21.3 Financial testing (a) The financial covenants set out in clause 21.2 (Financial Condition) shall be calculated in accordance with the Accounting Principles and tested by reference to: (i) the Annual Financial Statements; and (ii) the Quarterly Financial Statements for the Relevant Period. (b) If in respect of any period there is a discrepancy between the information set out in the Quarterly Financial Statements for such period and that set out in the Annual Financial Statements for such period, the information in the Annual Financial Statements shall prevail. (c) In respect of any Relevant Period, the exchange rate used to calculate Total Net Debt shall be the Average Exchange Rate for that Relevant Period.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 86 22 General undertakings The undertakings in this clause 22 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 22.1 Authorisations Each Obligor shall promptly: (a) obtain, comply with and do all that is necessary to maintain in full force and effect; and (b) if requested in writing by the Agent, supply certified copies to the Agent of, any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under the Finance Documents where failure to do so has or is reasonably likely to have a Material Adverse Effect and to ensure subject to the Legal Reservations, the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document. 22.2 Compliance with laws Each Obligor shall comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect. 22.3 Negative pledge In this clause 22.3, Quasi-Security means an arrangement or transaction described in clause 22.3(b). (a) No Obligor shall (and the Company shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) No Obligor shall (and the Company shall ensure that no other member of the Group will): (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor; (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (iii) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or (iv) enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset. (c) Clauses 22.3(a) and 22.3(b) do not apply to any Security or (as the case may be) Quasi-Security which is Permitted Security. 22.4 Disposals (a) No Obligor shall (and the Company shall ensure that no other member of the Group will) enter into a single transaction or a series of transactions (whether related or not)

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 87 and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of (including, without limitation, pursuant to a Division) any asset without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) Clause 22.4(a) does not apply to any sale, lease, transfer or other disposal that is a Permitted Disposal. 22.5 Merger (a) No Obligor shall (and the Company shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction (including, without limitation, pursuant to a Division) without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) Clause 22.5(a) does not apply to any sale, lease, transfer or other disposal permitted pursuant to clause 22.4 (Disposals). 22.6 Acquisitions (a) No Obligor shall (and the Company shall ensure that no other member of the Group will): (i) acquire a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or (ii) incorporate a company, in each case, without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) Clause 22.6(a) does not apply to an acquisition of a company, of shares, securities or a business or undertaking (or, in each case, any interest in any of them) or the incorporation of a company which is a Permitted Acquisition or a Permitted Transaction. 22.7 Joint ventures (a) No Obligor shall (and the Company shall ensure that no member of the Group will): (i) enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture; or (ii) transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing), in each case, without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) Clause 22.7(a)(i) and 22.7(a)(ii) does not apply to any Joint Venture which is a Permitted Joint Venture. 22.8 Financial Indebtedness (a) The Company shall ensure that no member of the Group which is not an Obligor incurs or allows to remain outstanding any Financial Indebtedness without the prior written consent of the Agent (acting on the instructions of the Majority Lenders).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 88 (b) Clause 22.8(a) does not apply to Permitted Financial Indebtedness or a Permitted Transaction. 22.9 Loans or credit (a) No Obligor shall (and the Company shall ensure that no member of the Group will) be a creditor in respect of any Financial Indebtedness without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) Clause 22.9(a) does not apply to a Permitted Loan or a Permitted Transaction. 22.10 No guarantees or indemnities (a) No Obligor shall (and the Company shall ensure that no member of the Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person without the prior written consent of the Agent (acting on the instructions of the Majority Lenders). (b) Clause 22.10(a) does not apply to a Permitted Guarantee or a Permitted Transaction. 22.11 Change of business The Company shall procure that no substantial change is made to the general nature of the business of the Company or the Group taken as a whole from that carried on at the date of this Agreement. 22.12 Environmental compliance Each Obligor shall (and the Company shall ensure that each member of the Group will): (a) comply with all Environmental Law; (b) obtain, maintain and ensure compliance with all requisite Environmental Permits; and (c) implement procedures to monitor compliance with and to prevent liability under any Environmental Law, where failure to do so has or is reasonably likely to have a Material Adverse Effect. 22.13 Environmental claims Each Obligor shall (and the Company shall ensure that each member of the Group will) promptly upon becoming aware of the same, inform the Agent in writing of: (a) any Environmental Claim against any member of the Group which is current, pending or threatened; and (b) any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group, where the claim, if determined against that member of the Group, has or is reasonably likely to have a Material Adverse Effect. 22.14 Preservation of Assets Each Obligor shall maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary in the conduct of its business, provided that this clause 22.14 shall not prevent the Company or any member of the Group from discontinuing

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 89 the operation and the maintenance of any of its assets if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 22.15 Pari passu ranking Each Obligor shall (and the Company shall ensure that each member of the Group will) ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 22.16 Treasury transactions No Obligor shall (and the Company will ensure that no member of the Group will) enter into any Treasury Transaction, other than: (a) any hedging of the interest rate liabilities of the Borrowers in respect of the Facility; (b) spot and forward delivery foreign exchange contracts entered into in the ordinary course of business and not for speculative purposes; and (c) any Treasury Transaction entered into for the hedging of actual or projected real exposures arising in the ordinary course of trading activities of a member of the Group and not for speculative purposes. 22.17 Guarantors (a) The Company shall ensure that, subject to the other provisions of this clause 22.17, the Guarantor Coverage Test is satisfied when tested on the date on which the Annual Financial Statements are required to be delivered to the Agent in each Financial Year (commencing with the Annual Financial Statements delivered in respect of the Financial Year ended 31 December 2025) by reference to such Annual Financial Statements as confirmed by the Compliance Certificate from the Company, which shall be prima facie evidence thereof. (b) If the Guarantor Coverage Test is not satisfied in accordance with the provisions of clause 22.17(a), the Company shall ensure that within 60 days or such longer period as agreed with the Agent (acting on the instructions of the Majority Lenders) (or, where the Material Company is incorporated in a jurisdiction outside of England and Wales, Scotland or Northern Ireland, 90 days or such longer period as agreed with the Agent (acting on the instructions of the Majority Lenders)) of the date on which the Annual Financial Statements for the relevant Financial Year are delivered to the Agent in accordance with this Agreement, such other members of the Group (as the Company may elect in its sole discretion) shall, accede as Additional Guarantors to ensure that the Guarantor Coverage Test is satisfied (calculated as if such Additional Guarantors had been Guarantors at the end of such Financial Year). If the Guarantor Coverage Test is satisfied within such 60 days or 90 days (as applicable) or such longer agreed period, no Default, Event of Default or other breach of this Agreement or the other Finance Documents shall arise in respect thereof. 22.18 Anti-Corruption Laws and Sanctions (a) Each Obligor undertakes that it, and will procure that any other member of the Group, or any director, affiliate, officer, agent, employee or person acting on behalf of the foregoing, is not a Restricted Person and does not act directly or (to the knowledge of any Obligor) indirectly on behalf of a Restricted Person.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 90 (b) Each Obligor shall, and shall procure that each other member of the Group shall, not use any revenue or benefit derived from any activity or dealing with a Restricted Person to be used in discharging any obligation due or owing to a Finance Party. (c) Each Obligor shall, and shall procure that each other member of the Group shall, or any director, affiliate, officer, agent, employee or person acting on behalf of the foregoing, to the extent permitted by law promptly upon becoming aware of them supply to the Agent details of any claim, action, suit, proceedings or investigation against it with respect to Sanctions by any Sanctions Authority. (d) Each Obligor shall not and shall procure that any other member of the Group, and any director, affiliate, officer, agent, employee or person acting on behalf of the foregoing, shall not permit or authorise any other person to, directly or (to the knowledge of any Obligor) indirectly, use, lend, make payments of, contribute or otherwise make available, all or any part of the proceeds of the Facility or other transactions contemplated by this Agreement to fund any trade, business or other activities: (i) involving or for the benefit of any Restricted Person, or (ii) in any other manner that could result in any Obligor or any Finance Party being in breach of any Sanctions or becoming a Restricted Person. (e) No Obligor shall, nor any of its subsidiaries, directors or officers, or to the best knowledge of such Obligor, any affiliate, agent or employee of it shall, directly or indirectly use the proceeds of the Facility for any purpose which would breach the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in relation to any anti-bribery, anti-corruption or anti-money laundering laws, rules or regulations in other jurisdictions. (f) Each Obligor, and each of its subsidiaries, directors, officers, or, to the best knowledge of each Obligor, any affiliate, agent or employee shall: (i) conduct its businesses in compliance with applicable anti-corruption, anti-bribery and anti-money laundering laws; and (ii) maintain policies and procedures designed to promote and achieve compliance with, and prevent violation of, such laws. 22.19 Compliance with ERISA Each Obligor shall ensure that no new ERISA Plans are established after the date hereof. 22.20 Comparative Covenants If at any time: (a) the Note Documents or the Shelf Facility (or any instrument which refinances or replaces the Note Documents or the Shelf Facility) include any Financial Covenant (howsoever described) not set out in the Finance Documents (any such provision, a New Covenant); or (b) any Financial Covenant contained in the Note Documents or the Shelf Facility (or any instrument which refinances or replaces the Note Documents or the Shelf Facility) would be more beneficial to the Finance Parties than any analogous provision contained in the Finance Documents (any such provision, an Improved Covenant and, together with any New Covenants, the Additional Covenants),

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 91 then the Company shall provide an Additional Covenant notice to the Agent. Upon receipt of such notice, unless waived in writing by the Majority Lenders within 30 days of receipt of such Additional Covenant notice by the Agent, such Additional Covenant shall be deemed automatically incorporated by reference into this Agreement as if set out fully therein, without any further action required on the part of any person, effective as of the date when such Additional Covenant became effective under the Note Documents or, as the case may be, the Shelf Facility. Thereafter upon the request of the Agent, the Company shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Agent evidencing that such Additional Covenant is incorporated into this Agreement. 22.1 Taxation (a) Each Obligor shall (and the Parent shall ensure that each member of the Group will) pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that: (i) such payment is being contested in good faith; (ii) adequate reserves are being maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Agent under clause 20.1 (Financial statements); and (iii) such payment can be lawfully withheld. (b) No member of the Group may change its residence for Tax purposes. 22.2 US Fiscal Regulatory Compliance No Obligor may use the proceeds of any Loans, whether directly or indirectly, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in each case in violation of, or for a purpose which violates, or would be inconsistent with, Regulations T, U or X issued by the FRB. 23 Events of Default Each of the events or circumstances set out in this clause 23 is an Event of Default (save for clause 23.15 (Acceleration) and 23.16 (Clean-Up Period)). 23.1 Non-payment An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless: (a) its failure to pay is caused by: (i) administrative or technical error; or (ii) a Disruption Event; and (b) payment is made within three Business Days of its due date. 23.2 Financial covenants and other obligations Any requirement of clause 21 (Financial covenants) is not satisfied or any breach of clause 22.18 (Anti-Corruption Laws and Sanctions) occurs.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 92 23.3 Other obligations (a) An Obligor does not comply with any provision of the Finance Documents (other than those referred to in clause 23.1 (Non-payment) and clause 23.2 (Financial covenants and other obligations). (b) No Event of Default under clause 23.3(a) will occur if the failure to comply is capable of remedy and is remedied within 20 Business Days of the earlier of: (i) the Agent giving notice to the Company; and (ii) an Obligor becoming aware of the failure to comply. 23.4 Misrepresentation (a) Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made. (b) (Except for in respect of any misrepresentation of clause 19.22 (Anti-Corruption Laws and Sanctions)) no Event of Default under clause 23.4(a) will occur if the event that gave rise to the misrepresentation is capable of remedy and is remedied within 20 Business Days of the earlier of: (i) the Agent giving notice to the Company; and (ii) an Obligor becoming aware of the same. 23.5 Cross default (a) Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period. (b) Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described). (c) Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described). (d) Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described). (e) No Event of Default will occur under this clause 23.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within clauses 23.5(a) to 23.5(d) is equal to or less than $7,500,000 (or its equivalent in any other currency or currencies). 23.6 Insolvency (a) An Obligor or Material Company: (i) is unable or admits inability to pay its debts as they fall due; (ii) suspends making payments on any of its debts; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 93 (iii) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness. (b) A moratorium is declared in respect of any indebtedness of any Obligor or Material Company. 23.7 Insolvency proceedings Any corporate action, legal proceedings or other procedure or step is taken in relation to: (a) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or Material Company; (b) a composition, compromise, assignment or arrangement with any creditor of any Obligor or Material Company; (c) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of an Obligor or Material Company or any of its assets; or (d) enforcement of any Security over any assets having an aggregate value of $7,500,000 or less of any Obligor or Material Company, (e) or any analogous procedure or step is taken in any jurisdiction. (f) This clause 23.7 shall not apply to: (i) any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 21 days of commencement; or (ii) any step or procedure contemplated by any Permitted Transaction. 23.8 Creditors' process Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of any Obligor or Material Company having an aggregate value of more than $7,500,000. This clause 23.8 shall not apply to any such proceedings which are either being contested in good faith and/or are shown as frivolous or vexatious and/or discharged within 21 days of commencement. 23.9 Ownership of the Obligors An Obligor (other than the Company) is not or ceases to be a Subsidiary of the Company. 23.10 Unlawfulness It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents. 23.11 Repudiation An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 94 23.12 Cessation of business The Group (taken as a whole) suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business. 23.13 Material adverse change Any event or circumstance occurs which has or is reasonably likely to have a Material Adverse Effect. 23.14 US Insolvency Laws Any US Obligor or a Material Company incorporated or formed under the laws of, or of any state (including the District of Columbia) of, the US institutes or consents to the institution of any proceeding under any US Insolvency Law, or under any US Insolvency Law makes an assignment for the benefit of creditors; or under any US Insolvency Law applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or under any US Insolvency Law any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any US Insolvency Law relating to any such person or to all or any material part of its property is instituted without the consent of such person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding. 23.15 Acceleration (a) On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders, by notice to the Company: (i) cancel the Available Commitment of each Lender whereupon each such Available Commitment shall immediately be cancelled and the Facility shall immediately cease to be available for further utilisation; (ii) declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or (iii) declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders. (b) Notwithstanding the foregoing, if an Event of Default under clause 23.14 (US Insolvency Laws) shall occur in respect of any Obligor and the Facility shall cease to be available to such Obligor, and all obligations of such Obligor under clause 18 (Guarantee and indemnity) (if applicable) or any other provision of this Agreement or any other Finance Document to which such Obligor is a party shall become immediately due and payable, in each case automatically and without any further action by any Party. 23.16 Clean-Up Period (a) Notwithstanding any other provision of any Finance Document: (i) any breach of a Clean-Up Representation or a Clean-Up Undertaking; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 95 (ii) any Event of Default constituting a Clean-Up Default, which occurs during a Clean-Up Period will be deemed not to be a breach of representation or warranty, a breach of covenant or an Event of Default (as the case may be) if: (A) it would have been (if it were not for this clause 23.16) a breach of representation or warranty, a breach of covenant or an Event of Default only by reason of circumstances relating exclusively to the business or undertaking which is the subject of the relevant acquisition (or any of that undertaking's Subsidiaries) (or any obligation to procure or ensure in relation to that company, business or undertaking or any of its Subsidiaries) and was pre-existing as at the date of legally committing to make such acquisition; (B) it is capable of remedy and reasonable steps are being taken to remedy it; (C) the circumstances giving rise to it have not been procured by or approved by the Company; and (D) it is not reasonably likely to have a Material Adverse Effect. (b) If the relevant circumstances are continuing on or after the end of that Clean-Up Period, there shall be a breach of representation or warranty, breach of covenant or Event of Default, as the case may be notwithstanding the above (and without prejudice to the rights and remedies of the Finance Parties). SECTION 9 CHANGES TO PARTIES 24 Changes to the Lenders 24.1 Assignments and transfers by the Lenders Subject to this clause 24, a Lender (the Existing Lender) may: (a) assign any of its rights; or (b) transfer by novation any of its rights and obligations, to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the New Lender). 24.2 Company consent (a) The consent of the Company is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is: (i) to another Lender (other than a Defaulting Lender) or an Affiliate of any Lender; or (ii) made at a time when an Event of Default is continuing. (b) The consent of the Company to an assignment or transfer must not be unreasonably withheld or delayed. The Company will be deemed to have given its consent five

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 96 Business Days after the Existing Lender has requested it unless consent is expressly refused by the Company within that time. 24.3 Other conditions of assignment or transfer (a) An assignment will only be effective on: (i) receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it had been an Original Lender; and (ii) performance by the Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender. (b) A transfer will only be effective if the procedure set out in clause 24.6 (Procedure for transfer) is complied with. (c) If: (i) a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and (ii) as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under clause 13 (Tax gross-up and indemnities) or clause 14 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This clause 24.3(c) shall not apply: (A) in respect of an assignment or transfer made in the ordinary course of the primary syndication of any Facility; or (B) in relation to clause 13.2 (Tax gross-up), to a Treaty Lender that has included a confirmation of its scheme reference number and its jurisdiction of tax residence in accordance with clause 13.2(g)(ii)(B) if the Obligor making the payment has not made a Borrower DTTP Filing in respect of that Treaty Lender. (d) Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender. 24.4 Assignment or transfer fee The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of $4,500.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 97 24.5 Limitation of responsibility of Existing Lenders (a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for: (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents; (ii) the financial condition of any Obligor; (iii) the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded. (b) Each New Lender confirms to the Existing Lender and the other Finance Parties that it: (i) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force. (c) Nothing in any Finance Document obliges an Existing Lender to: (i) accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this clause 24; or (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise. 24.6 Procedure for transfer (a) Subject to the conditions set out in clause 24.2 (Company consent) and clause 24.3 (Other conditions of assignment or transfer) a transfer is effected in accordance with clause 24.6(c) when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to clause 24.6(b); as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate. (b) The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 98 (c) Subject to clause 24.10 (Pro rata interest settlement), on the Transfer Date: (i) to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the Discharged Rights and Obligations); (ii) each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender; (iii) the Agent, the Arranger, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arranger and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and (iv) the New Lender shall become a Party as "Lender". 24.7 Procedure for assignment (a) Subject to the conditions set out in clause 24.2 (Company consent) and clause 24.3 (Other conditions of assignment or transfer) an assignment may be effected in accordance with clause 24.7(c), when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to clause 24.7(b), as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement. (b) The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender. (c) Subject to clause 24.10 (Pro rata interest settlement), on the Transfer Date: (i) the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement; (ii) the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the Relevant Obligations) and expressed to be the subject of the release in the Assignment Agreement; and (iii) the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations. (d) Lenders may utilise procedures other than those set out in this clause 24.7 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with clause 24.6 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 99 the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in clause 24.2 (Company consent) and 24.3 (Other conditions of assignment or transfer). 24.8 Copy of Transfer Certificate, Assignment Agreement or Increase Confirmation to Company The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement or an Increase Confirmation, send to the Company a copy of that Transfer Certificate, Assignment Agreement or Increase Confirmation. 24.9 Security over Lenders' rights In addition to the other rights provided to Lenders under this clause 24, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation: (a) any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and (b) any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall: (i) release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or (ii) require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents. 24.10 Pro rata interest settlement (a) If the Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to clause 24.6 (Procedure for transfer) or any assignment pursuant to clause 24.7 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period): (i) any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (Accrued Amounts) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period; and (ii) the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt: (A) when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 100 (B) the amount payable to the New Lender on that date will be the amount which would, but for the application of this clause 24.10, have been payable to it on that date, but after deduction of the Accrued Amounts. (b) In this clause 24.10 references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees. (c) An Existing Lender which retains the right to the Accrued Amounts pursuant to this clause 24.10 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents. 25 Changes to the Obligors 25.1 Assignments and transfer by Obligors No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents. 25.2 Additional Borrowers (a) Subject to compliance with the provisions of clauses 20.7(c) and 20.7(d), the Company may request that any of its Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if: (i) all the Lenders and the Agent approve the addition of that Subsidiary (unless the relevant Subsidiary is incorporated in England and Wales, Scotland, Northern Ireland or in Delaware, US, in which case no such approval shall be necessary); (ii) the Company delivers to the Agent a duly completed and executed Accession Letter; (iii) the Company confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and (iv) the Agent has received all of the documents and other evidence listed in Part 2 of Schedule 2 (Conditions Precedent) in relation to that Additional Borrower, each in form and substance satisfactory to the Agent. (b) The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part 2 of Schedule 2 (Conditions Precedent). (c) Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in clause 25.2(b), the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification. 25.3 Resignation of a Borrower (a) The Company may request that a Borrower (other than the Company) ceases to be a Borrower by delivering to the Agent a Resignation Letter.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 101 (b) The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if: (i) no Event of Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case); and (ii) the Borrower is under no actual or contingent obligations as a Borrower under any Finance Documents, whereupon that company shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents. 25.4 Additional Guarantors (a) Subject to compliance with the provisions of clauses 20.7(c) and 20.7(d), the Company may request that any of its Subsidiaries become an Additional Guarantor and must ensure (subject to clause 25.4(d)) that any member of the Group which is a Material Company shall within 60 days or such longer period as agreed with the Agent (acting on the instructions of the Majority Lenders) (or, where the Material Company is incorporated in a jurisdiction outside of England and Wales, Scotland or Northern Ireland, 90 days or such longer period as agreed with the Agent (acting on the instructions of the Majority Lenders)) after becoming a Material Company, become an Additional Guarantor. That Subsidiary shall become an Additional Guarantor if: (i) the Company delivers to the Agent a duly completed and executed Accession Letter; and (ii) the Agent has received all of the documents and other evidence listed in Part 2 of Schedule 2 (Conditions Precedent) in relation to that Additional Guarantor, each in form and substance satisfactory to the Agent. (b) The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part 2 of Schedule 2 (Conditions Precedent). (c) Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in clause 25.4(b), the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification. (d) A member of the Group which is a Material Company is not required to become a Guarantor if it is formed and/or resident in an Excluded Jurisdiction or cannot become a Guarantor due to legal or financial prohibitions or because the costs or legal and practical difficulties involved in becoming a Guarantor are, in the reasonable opinion of the Company, disproportionate to the benefit obtained by the beneficiaries of that guarantee. 25.5 Repetition of Representations Delivery of an Accession Letter constitutes confirmation by the relevant Subsidiary that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 102 25.6 Resignation of a Guarantor (a) The Company may request that a Guarantor (other than the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter. (b) The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if: (i) no Event of Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case) and the Guarantor Coverage Test will continue to be met immediately after the resignation of that Guarantor; or (ii) the Majority Lenders have consented to the Company's request. SECTION 10 THE FINANCE PARTIES 26 Role of the Agent and the Arranger 26.1 Appointment of the Agent (a) Each of the Arranger and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents. (b) Each of the Arranger and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions. 26.2 Instructions (a) The Agent shall: (i) unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by: (A) all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and (B) in all other cases, the Majority Lenders; and (ii) not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with clause 26.2(a)(i). (b) The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested. (c) Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 103 Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties. (d) The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions. (e) In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders. (f) The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. (g) The Agent may act in relation to the Finance Documents through its officers, employees and agents. In the context of compliance with its legal and regulatory obligations, the Agent may delegate, by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such. The delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Agent may, in its discretion, think fit in the interests of the Finance Parties. The Agent shall not be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate save to the extent caused by the Agent’s gross negligence or wilful misconduct. 26.3 Duties of the Agent (a) The Agent's duties under the Finance Documents are solely mechanical and administrative in nature. (b) Subject to clause 26.3(c), the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party. (c) Without prejudice to clause 24.8 (Copy of Transfer Certificate, Assignment Agreement or Increase Confirmation to Company), clause 26.3(b) shall not apply to any Transfer Certificate, any Assignment Agreement or any Increase Confirmation. (d) Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. (e) If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties. (f) If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent or the Arranger) under this Agreement it shall promptly notify the other Finance Parties. (g) The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 104 26.4 Role of the Arranger Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Finance Document. 26.5 No fiduciary duties (a) Nothing in any Finance Document constitutes the Agent or the Arranger as a trustee or fiduciary of any other person. (b) Neither the Agent nor the Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account. 26.6 Business with the Group The Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group. 26.7 Rights and discretions (a) The Agent may: (i) rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised; (ii) assume that: (A) any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and (B) unless it has received notice of revocation, that those instructions have not been revoked; and (iii) rely on a certificate from any person: (A) as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or (B) to the effect that such person approves of any particular dealing, transaction, step, action or thing, (C) as sufficient evidence that that is the case and, in the case of clause 26.7(a)(iii)(A), may assume the truth and accuracy of that certificate. (b) The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that: (i) no Default has occurred (unless it has actual knowledge of a Default arising under clause 23.1 (Non-payment)); (ii) any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and (iii) any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 105 (c) The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts. (d) Without prejudice to the generality of clause 26.7(c) or 26.7(e), the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary. (e) The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying. (f) The Agent may act in relation to the Finance Documents through its officers, employees and agents. (g) Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement. (h) Without prejudice to the generality of clause 26.7(g), the Agent: (i) may disclose; and (ii) on the written request of the Company or the Majority Lenders shall, as soon as reasonably practicable, disclose, the identity of a Defaulting Lender to the Company and to the other Finance Parties. (i) Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor the Arranger is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality. (j) Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it. 26.8 Responsibility for documentation Neither the Agent nor the Arranger is responsible or liable for: (a) the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, the Arranger, an Obligor or any other person in or in connection with any Finance Document or the Information Memorandum or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 106 (c) any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise. 26.9 No duty to monitor The Agent shall not be bound to enquire: (a) whether or not any Default has occurred; (b) as to the performance, default or any breach by any Party of its obligations under any Finance Document; or (c) whether any other event specified in any Finance Document has occurred. 26.10 Exclusion of liability (a) Without limiting clause 26.10(b) (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable for: (i) any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct; (ii) exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or (iii) without prejudice to the generality of clauses 26.10(a)(i) and 26.10(a)(ii), any damages, costs or losses to any person, any diminution in value or any liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of: (A) any act, event or circumstance not reasonably within its control; or (B) the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action. (b) No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this clause subject to clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 107 (c) The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose. (d) Nothing in this Agreement shall oblige the Agent or the Arranger to carry out: (i) any "know your customer" or other checks in relation to any person; or (ii) any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender or for any Affiliate of any Lender, on behalf of any Lender and each Lender confirms to the Agent and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent or the Arranger. (e) Without prejudice to any provision of any Finance Document excluding or limiting the Agent's liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages. 26.11 Lenders' indemnity to the Agent Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct or, in the case of any cost, loss or liability pursuant to clause 29.11 (Disruption to payment systems etc) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document). 26.12 Resignation of the Agent (a) The Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom as successor by giving notice to the Lenders and the Company. (b) Alternatively the Agent may resign by giving 30 days' notice to the Lenders and the Company, in which case the Majority Lenders (after consultation with the Company) may appoint a successor Agent. (c) If the Majority Lenders have not appointed a successor Agent in accordance with clause 26.12(b) within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Company) may appoint a successor Agent (acting through an office in the United Kingdom).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 108 (d) If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under clause 26.12(c), the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this clause 26 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties. (e) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. (f) The Agent's resignation notice shall only take effect upon the appointment of a successor. (g) Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under clause 26.12(e)) but shall remain entitled to the benefit of clause 15.3 (Indemnity to the Agent) and this clause 26 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party. (h) After consultation with the Company, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with clause 26.12(b). In this event, the Agent shall resign in accordance with clause 26.12(b). (i) The Agent shall resign in accordance with clause 26.12(b) (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to clause 26.12(c)) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either: (i) the Agent fails to respond to a request under clause 13.8 (FATCA information) and the Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; (ii) the information supplied by the Agent pursuant to clause 13.8 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or (iii) the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date, and (in each case) the Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Company or that Lender, by notice to the Agent, requires it to resign.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 109 26.13 Confidentiality (a) In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments. (b) If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it. 26.14 Relationship with the Lenders (a) Subject to clause 24.10 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office: (i) entitled to or liable for any payment due under any Finance Document on that day; and (ii) entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement. (b) Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address and (where communication by electronic mail or other electronic means is permitted under clause 31.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Lender for the purposes of clause 31.2 (Addresses) and clause 31.6(a)(ii) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender. 26.15 Credit appraisal by the Lenders Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to: (a) the financial condition, status and nature of each member of the Group; (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; (c) whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 110 agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and (d) the adequacy, accuracy or completeness of the Information Memorandum and any other information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document. 26.16 Agent's Management time Any amount payable to the Agent under clause 15.3 (Indemnity to the Agent), clause 17 (Costs and expenses) and clause 26.11 (Lenders' indemnity to the Agent) shall include the cost of utilising the Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Company and the Lenders, and is in addition to any fee paid or payable to the Agent under clause 12 (Fees). 26.17 Deduction from amounts payable by the Agent If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted. 26.18 Amounts paid in error (a) If the Agent pays an amount to another Party and the Agent notifies that Party no later than 15 Business Days from the date on which the payment was made that such payment was an Erroneous Payment then the Party to whom that amount was paid by the Agent shall on not less than five Business Days' notice refund the same to the Agent. (b) Neither: (i) the obligations of any Party to the Agent; nor (ii) the remedies of the Agent, (whether arising under this clause 26.18 or otherwise) which relate to an Erroneous Payment will be affected by any act omission, matter or thing which, but for this clause 26.18(b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Agent or any other Party). (c) All payments to be made by a Party to the Agent (whether made pursuant to this clause 26.18 or otherwise which relate to an Erroneous Payment shall be calculated and made without (and free and clear of any deduction for) set-off or counterclaim. (d) In this Agreement, Erroneous Payment means a payment of an amount by the Agent to another Party which was made in error.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 111 27 Conduct of business by the Finance Parties No provision of this Agreement will: (a) interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit; (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or (c) oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax. 28 Sharing among the Finance Parties 28.1 Payments to Finance Parties If a Finance Party (a Recovering Finance Party) receives or recovers any amount from an Obligor other than in accordance with clause 29 (Payment mechanics) (a Recovered Amount) and applies that amount to a payment due under the Finance Documents then: (a) the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Agent; (b) the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with clause 29 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and (c) the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with clause 29.6 (Partial payments). 28.2 Redistribution of payments The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the Sharing Finance Parties) in accordance with clause 29.6 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties. 28.3 Recovering Finance Party's rights On a distribution by the Agent under clause 28.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor. 28.4 Reversal of redistribution If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then: (a) each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 112 its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the Redistributed Amount); and (b) as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor. 28.5 Exceptions (a) This clause 28 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this clause, have a valid and enforceable claim against the relevant Obligor. (b) A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if: (i) it notified that other Finance Party of the legal or arbitration proceedings; and (ii) that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings. SECTION 11 ADMINISTRATION 29 Payment mechanics 29.1 Payments to the Agent (a) On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Agent) and with such bank as the Agent, in each case, specifies. 29.2 Distributions by the Agent Each payment received by the Agent under the Finance Documents for another Party shall, subject to clause 29.3 (Distributions to an Obligor) and clause 29.4 (Clawback and pre-funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Party).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 113 29.3 Distributions to an Obligor The Agent may (with the consent of the Obligor or in accordance with clause 30 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied. 29.4 Clawback and pre-funding (a) Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum. (b) Unless clause 29.4(c) applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds. (c) If the Agent has notified the Lenders that it is willing to make available amounts for the account of a Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to a Borrower: (i) the Agent shall notify the Company of that Lender's identity and the Borrower to whom that sum was made available shall on demand refund it to the Agent; and (ii) the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender. 29.5 Impaired Agent If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with clause 29.1 (Payments to the Agent) may instead pay that amount direct to the required recipient or if the relevant Obligor and the Majority Lenders agree at that time pay that amount to an interest-bearing account (which account shall bear interest at a market rate taking into account the currency and term of the deposit) held with an Acceptable Bank and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor or the Lender making the Payment and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents. In each case such payments must be made on the due date for payment under the Finance Documents. The trust account must be held in London or in a principal financial centre of another jurisdiction whose law recognises the concept of a trust arrangement and in which the Majority Lenders consider that the rights of the Parties in respect of that account (and the rights to receive monies due to them standing to its credit) will not be prejudiced (including in the event of an insolvency or other similar proceedings affecting the Acceptable Bank or the relevant recipient party). In each case such payments must be made on the due date for payment under the Finance Documents.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 114 29.6 Partial payments (a) If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order: (i) first, in or towards payment pro rata of any unpaid amount owing to the Agent under the Finance Documents; (ii) secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement; (iii) thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and (iv) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents. (b) The Agent shall, if so directed by the Majority Lenders, vary the order set out in clauses 29.6(a)(ii) to 29.6(a)(iv). (c) Clauses 29.6(a) and 29.6(b) will override any appropriation made by an Obligor. 29.7 No set-off by Obligors All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 29.8 Business Days (a) Any payment under any Finance Document which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). (b) During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 29.9 Currency of account (a) Subject to clauses 29.9(b) to 29.9(e), the Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document. (b) A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date. (c) Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued. (d) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred. (e) Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 115 29.10 Change of currency (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably). (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency. 29.11 Disruption to payment systems etc If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Company that a Disruption Event has occurred: (a) the Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facility as the Agent may deem necessary in the circumstances; (b) the Agent shall not be obliged to consult with the Company in relation to any changes mentioned in clause 29.11(a) if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes; (c) the Agent may consult with the Finance Parties in relation to any changes mentioned in clause 29.11(a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances; (d) any such changes agreed upon by the Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of clause 35 (Amendments and waivers); (e) the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this clause 29.11; and (f) the Agent shall notify the Finance Parties of all changes agreed pursuant to clause 29.11(d). 30 Set-off A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 116 obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. 31 Notices 31.1 Communications in writing Any communication to be made under or in connection with the Finance Documents shall be made in writing. 31.2 Addresses The address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is: (a) in the case of each Original Obligor and Original Lender, that identified with its name below; (b) in the case of each other Lender or any Additional Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and (c) in the case of the Agent, that identified with its name below, or any substitute address or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice. 31.3 Delivery (a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under clause 31.2 (Addresses), if addressed to that department or officer. (b) Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent's signature below (or any substitute department or officer as the Agent shall specify for this purpose). (c) All notices from or to an Obligor shall be sent through the Agent. (d) Any communication or document made or delivered to the Company in accordance with this clause will be deemed to have been made or delivered to each of the Obligors. (e) Any communication or document which becomes effective, in accordance with clauses 31.3(a) to 31.3(d), after 5:00pm in the place of receipt shall be deemed only to become effective on the following day. 31.4 Notification of address Promptly upon changing its address, the Agent shall notify the other Parties.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 117 31.5 Communication when Agent is an Impaired Agent Upon the Agent becoming aware that it is an Impaired Agent, the Agent will as soon as reasonably practicable notify, in writing, each Party to a Finance Document that it is an Impaired Agent (the Impaired Agent Notice). The Impaired Agent Notice will specify the date on which the Agent became an Impaired Agent and will include the details required to be delivered by the Agent under clause 26.3 (Duties of the Agent). From the date of the Impaired Agent Notice, the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed. For the avoidance of doubt, the failure of the Agent to deliver the Impaired Agent Notice will not prevent the Parties from communicating directly with each other if the Agent is an Impaired Agent. 31.6 Electronic communication (a) Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties: (i) notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and (ii) notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice. (b) Any such electronic communication or delivery as specified in clause 31.6(a) to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery. (c) Any such electronic communication or document as specified in clause 31.6(a) made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose. (d) Any electronic communication or document which becomes effective, in accordance with clause 31.6(c), after 5:00pm in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day. (e) Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this clause 31.6. 31.7 English language (a) Any notice given under or in connection with any Finance Document must be in English.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 118 (b) All other documents provided under or in connection with any Finance Document must be: (i) in English; or (ii) if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 32 Calculations and certificates 32.1 Accounts In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate. 32.2 Certificates and determinations Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates. 32.3 Day count convention and interest calculation (a) Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated: (i) on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and (ii) subject to clause 32.3(b), without rounding. (b) The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to two decimal places. 33 Partial invalidity If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 34 Remedies and waivers No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 119 35 Amendments and waivers 35.1 Required consents (a) Subject to clause 35.2 (All Lender matters) and clause 35.3 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties. (b) The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this clause 35. (c) Clause 24.10(c) shall apply to this clause 35. 35.2 All Lender matters Subject to clause 35.4 (Changes to reference rates) an amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to: (a) the definition of "Majority Lenders" in clause 1.1 (Definitions); (b) an extension to the date of payment of any amount under the Finance Documents; (c) a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable; (d) a change in currency of payment of any amount under the Finance Documents; (e) an increase in any Commitment, an extension of the Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility; (f) a change to the Borrowers or Guarantors other than in accordance with clause 25 (Changes to the Obligors); (g) any provision which expressly requires the consent of all the Lenders; (h) clause 2.3 (Accordion - increase in the Facility), clause 5.1 (Delivery of a Utilisation Request), clause 8.1 (Illegality), clause 8.2 (Change of control), clause 8.8 (Application of prepayments), clause 24 (Changes to the Lenders), 19.22 (Anti-Corruption Laws and Sanctions), 22.18 (Anti-Corruption Laws and Sanctions), clause 25 (Changes to the Obligors), clause 28 (Sharing among the Finance Parties), this clause 35, clause 40 (Governing law) or clause 41 (Enforcement); (i) the nature or scope of the guarantee and indemnity granted under clause 18 (Guarantee and indemnity); (j) a change to the number of RFR Banking Days used to calculate the Historic RFR; or (k) a change to the definition of Fallback Interest Period, shall not be made without the prior consent of all the Lenders. 35.3 Other exceptions An amendment or waiver which relates to the rights or obligations of the Agent or the Arranger (each in their capacity as such) may not be effected without the consent of the Agent or the Arranger, as the case may be.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 120 35.4 Changes to reference rates (a) Subject to clause 35.3 (Other exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to: (i) providing for the use of a Replacement Reference Rate in relation to that currency in place of that Published Rate; and (ii) (A) aligning any provision of any Finance Document to the use of that Replacement Reference Rate; (B) enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement); (C) implementing market conventions applicable to that Replacement Reference Rate; (D) providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or (E) adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Obligors. (b) An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a Compounded Rate Loan in any currency under this Agreement to any recommendation of a Relevant Nominating Body which: (i) relates to the use of a risk-free reference rate on a compounded basis in the international or any relevant domestic syndicated loan markets; and (ii) is issued on or after the date of this Agreement, may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Obligors. (c) If any Lender fails to respond to a request for an amendment or waiver described in clause 35.4(a) within 15 Business Days (or such longer time period in relation to any request which the Company and the Agent may agree) of that request being made: (i) its Commitment shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 121 (ii) its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request. (d) In this clause 35.4: Published Rate means: (a) the Alternative Term Rate for any Quoted Tenor; (b) the Primary Term Rate for any Quoted Tenor; or (c) an RFR. Published Rate Replacement Event means, in relation to a Published Rate: (a) the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders, and the Obligors materially changed; (b) (i) (A) the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or (B) information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate; (ii) the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate; (iii) the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued; (iv) the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used; or (v) in the case of the Primary Term Rate for any Quoted Tenor for euro, the supervisor of the administrator of that Primary Term Rate makes a public announcement or publishes information stating that that Primary Term Rate for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor); or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 122 (c) the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either: (i) the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Obligors) temporary; or (ii) that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than the period specified as the "RFR Contingency Period" in the Reference Rate Terms relating to that Published Rate; or (d) in the opinion of the Majority Lenders and the Obligors, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement; Relevant Nominating Body means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board. Replacement Reference Rate means a reference rate which is: (a) formally designated, nominated or recommended as the replacement for a Published Rate by: (i) the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or (ii) any Relevant Nominating Body, and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Reference Rate" will be the replacement under paragraph (a)(ii); (b) in the opinion of the Majority Lenders and the Obligors, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or (c) in the opinion of the Majority Lenders and the Obligors, an appropriate successor to a Published Rate. 35.5 Disenfranchisement of Defaulting Lenders (a) For so long as a Defaulting Lender has any Available Commitment, in ascertaining the Majority Lenders or whether any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents, that Defaulting Lender's Commitments will be reduced by the amount of its Available Commitments.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 123 (b) For the purposes of this clause 35.5 the Agent may assume that the following Lenders are Defaulting Lenders: (i) any Lender which has notified the Agent that it has become a Defaulting Lender; and (ii) any Lender in relation to which it is aware that any of the events of circumstances referred to in paragraphs (a), (b) or (c) of the definition of "Defaulting Lender" has occurred and, in the case of the events or circumstances referred to in clause 35.5(a), none of the exceptions to that clause apply, unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender. 35.6 Replacement of a Defaulting Lender (a) The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving ten Business Days' prior written notice to the Agent and such Lender: (i) replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement; (ii) require such Lender to (and such Lender shall) transfer pursuant to clause 24 (Changes to the Lenders) all (and not part only) of the undrawn Commitment of the Lender; or (iii) require such Lender to (and such Lender shall) transfer pursuant to clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations in respect of the Facilities, to a Lender or other bank, financial institution, trust, fund or other entity (the Replacement Lender) selected by the Company, and which (unless the Agent is an Impaired Agent) is acceptable to the Agent (acting reasonably), which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender (including the assumption of the transferring Lender's participations or unfunded participations (as the case may be) on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisations and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents. (b) Any transfer of rights and obligations of a Defaulting Lender pursuant to this clause shall be subject to the following conditions: (i) the Company shall have no right to replace the Agent; (ii) neither the Agent nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender; (iii) the transfer must take place no later than 20 Business Days after the notice referred to in clause 35.6 (Replacement of a Defaulting Lender); and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 124 (iv) in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents. 35.7 Excluded Commitments If: (a) any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document any other vote of Lenders under the terms of this Agreement within 15 Business Days of that request being made; or (b) any Lender which is not a Defaulting Lender fails to respond to such a request (other than an amendment, waiver or consent referred to in clauses 35.2(b), 35.2(c) or 35.2(e)) or such a vote within 15 Business Days of that request being made, (unless, in either case, the Company and the Agent agree to a longer time period in relation to any request): (i) its Commitment(s) shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and (ii) its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request. 36 Confidential Information 36.1 Confidentiality Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by clause 36.2 (Disclosure of Confidential Information) and clause 36.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. 36.2 Disclosure of Confidential Information Any Finance Party may disclose: (a) to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this clause 36.2(a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information; (b) to any person: (i) to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 125 Agent, and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers; (ii) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers; (iii) appointed by any Finance Party or by a person to whom clause 36.2(b)(i) or 36.2(b)(ii) applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under clause 26.14(b)); (iv) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in clause 36.2(b)(i) or 36.2(b)(ii); (v) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation; (vi) to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes; (vii) to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to clause 24.9 (Security over Lenders' rights); (viii) who is a Party; or (ix) with the consent of the Company, in each case, such Confidential Information as that Finance Party shall consider appropriate if: (A) in relation to clauses 36.2(b)(i), 36.2(b)(ii) and 36.2(b)(iii), the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; (B) in relation to clause 36.2(b)(iv), the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; (C) in relation to clauses 36.2(b)(v), 36.2(b)(vi) and 36.2(b)(vii), the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 126 that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; (c) to any person appointed by that Finance Party or by a person to whom clause 36.2(b)(i) or 36.2(b)(ii) applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this clause 36.2(c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; and (d) to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information. 36.3 Disclosure to numbering service providers (a) Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information: (i) names of Obligors; (ii) country of domicile of Obligors; (iii) place of incorporation of Obligors; (iv) date of this Agreement; (v) clause 40 (Governing law); (vi) the names of the Agent and the Arranger; (vii) date of each amendment and restatement of this Agreement; (viii) amounts of, and names of, the Facility (and any tranches); (ix) amount of Total Commitments; (x) currencies of the Facility; (xi) type of Facility; (xii) ranking of Facility; (xiii) Termination Date for the Facility; (xiv) changes to any of the information previously supplied pursuant to clauses 36.3(a)(i) to 36.3(a)(xiii); and

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 127 (xv) such other information agreed between such Finance Party and the Company, to enable such numbering service provider to provide its usual syndicated loan numbering identification services. (b) The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider. (c) The Company represents that none of the information set out in clauses 36.3(a)(i) to 36.3(a)(xv) is, nor will at any time be, unpublished price-sensitive information. (d) The Agent shall notify the Company and the other Finance Parties of: (i) the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facility and/or one or more Obligors; and (ii) the number or, as the case may be, numbers assigned to this Agreement, the Facility and/or one or more Obligors by such numbering service provider. 36.4 Entire agreement This clause 36 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. 36.5 Inside information Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose. 36.6 Notification of disclosure Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company: (a) of the circumstances of any disclosure of Confidential Information made pursuant to clause 36.2(b)(v) except where such disclosure is made to any of the persons referred to in that clause during the ordinary course of its supervisory or regulatory function; and (b) upon becoming aware that Confidential Information has been disclosed in breach of this clause 36.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 128 36.7 Continuing obligations The obligations in this clause 36 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of: (a) the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and (b) the date on which such Finance Party otherwise ceases to be a Finance Party. 37 Confidentiality of Funding Rates 37.1 Confidentiality and disclosure (a) The Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by clauses 37.1(b) and 37.1(c). (b) The Agent may disclose: (i) any Funding Rate to the relevant Borrower pursuant to clause 9.5 (Notification); and (ii) any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender. (c) The Agent may disclose any Funding Rate, and each Obligor may disclose any Funding Rate, to: (i) any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this clause 37.1(c)(i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it; (ii) any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; (iii) any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 129 may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and (iv) any person with the consent of the relevant Lender. 37.2 Related obligations (a) The Agent and each Obligor acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate for any unlawful purpose. (b) The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender: (i) of the circumstances of any disclosure made pursuant to clause 37.1(c)(ii) except where such disclosure is made to any of the persons referred to in that clause during the ordinary course of its supervisory or regulatory function; and (ii) upon becoming aware that any information has been disclosed in breach of this clause 37. 37.3 No Event of Default No Event of Default will occur under clause 23.3 (Other obligations) by reason only of an Obligor's failure to comply with this clause 37. 38 Bail-In 38.1 Contractual recognition of Bail-In Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of: (a) any Bail-In Action in relation to any such liability, including (without limitation): (i) a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability; (ii) a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and (iii) a cancellation of any such liability; and (b) a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 130 38.2 Bail-In definitions In this clause 38: Article 55 BRRD means article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms; Bail-In Action means the exercise of any Write-down and Conversion Powers; Bail-In Legislation means: (a) in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; (b) in relation to the United Kingdom, the UK Bail-In Legislation; and (c) in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; EEA Member Country means any member state of the European Union, Iceland, Liechtenstein and Norway; EU Bail-In Legislation Schedule means the document described as such and published by the Loan Market Association (or any successor person) from time to time; Resolution Authority means any body which has authority to exercise any Write-down and Conversion Powers; UK Bail-In Legislation means part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings); Write-down and Conversion Powers means: (a) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; (b) in relation to the UK Bail-In Legislation any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and (c) in relation to any other applicable Bail-In Legislation other than the UK Bail-In Legislation: (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 131 institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation. 39 Counterparts Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document. SECTION 12H GOVERNING LAW AND ENFORCEMENT 40 Governing law This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law. 41 Enforcement 41.1 Jurisdiction (a) Subject to clause 41.1(d), the courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a Dispute). (b) Subject to clause 41.1(d), the Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary and each US Obligor irrevocably submits to the jurisdiction of the courts of England with respect to any Dispute. (c) Notwithstanding clauses 41.1(a) and 41.1(b), no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions. (d) Additionally, each US Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof (collectively, the US Courts), in any action or proceeding arising out of or relating to any Finance Document, or for recognition or enforcement of any judgment, and each US Obligor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or Federal court, in each case as the relevant Finance Party may select in its sole discretion. Each US Obligor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each US Obligor hereby

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 132 irrevocably waives any objection to the laying of venue in any action or proceeding in any of the US Courts and, to the fullest extent permitted by law, any claim that such action or proceeding has been brought in an inconvenient forum. (e) Each US Obligor agrees that process may be served against it in any suit, action or proceeding in any of the US Courts by posting such process, or by delivery, to the address to which notices are to be given to such US Obligor hereunder. Each US Obligor further agrees that any such service: (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding; and (ii) shall to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this clause 41.1(e) shall affect the right of any party hereto to serve legal process in respect of any suit, action or proceeding in any of the US Courts in any other manner permitted by law. (f) To the extent permitted by law the parties hereto waive any rights they may have to a jury trial of any claim or cause of action based on or arising from any Finance Document or the transactions contemplated by the Finance Documents. 41.2 Service of process Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales): (a) irrevocably appoints the Company as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and (b) agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned. (c) If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, Luxfer Holdings plc (on behalf of all the Obligors) must immediately (and in any event within five Business Days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose. (d) Luxfer Holdings plc expressly agrees and consents to the provisions of this clause 41 and clause 40 (Governing law). 41.3 Reconfirmation (Hague Convention) Any Obligor incorporated, domiciled or established in any jurisdiction which is a Contracting State for the purposes of (or is otherwise subject to) the Hague Convention of 30 June 2005 on Choice of Court Agreements agrees that it will, promptly upon any request from the Agent for it to do so, confirm in writing its agreement to the terms of this clause 41, and that this clause 41 is and remains fully effective and enforceable in accordance with its terms. 41.4 Acknowledgement Regarding Any Supported QFCs (a) As used herein, the following terms have the following meanings: BHC Act Affiliate of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party;

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 133 Covered Entity means any of the following: (a) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); Default Right has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; QFC has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D); Swap Contract means: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a Master Agreement), including any such obligations or liabilities under any Master Agreement. (b) To the extent that the Finance Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, QFC Credit Support and each such QFC a Supported QFC), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the U.S. Special Resolution Regimes) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Finance Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (i) in the event a Covered Entity that is party to a Supported QFC (each, a Covered Party) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 134 effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States; (ii) in the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Finance Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Finance Documents were governed by the laws of the United States or a state of the United States. 42 Electronic signing (a) The Parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. (b) The Parties agree that the electronic signatures appearing on any such document shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the intention of the Parties to be bound by the terms and conditions contained herein. (c) For the purposes of using an electronic signature, each Party authorises each other Party to the lawful processing of personal data of the signatories for contract performance and their legitimate interests including contract management. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 135 Schedule 1 The Original Parties Part 1 The Original Obligors Section 1 The Original Borrowers Name of Original Borrower Registration number (or equivalent, if any) Luxfer Holdings plc a company incorporated in England & Wales with company number 03690830 Luxfer Group Limited a company incorporated in England & Wales with company number 3944037 BA Holdings, Inc. a company formed in Delaware, USA, with company number 2535511 Section 2 The Original Guarantors Name of Original Guarantor Registration number (or equivalent, if any) Luxfer Holdings plc a company incorporated in England & Wales with company number 03690830 Luxfer Group Limited a company incorporated in England & Wales with company number 3944037 BA Holdings, Inc. a company formed in Delaware, USA, with company number 2535511 Luxfer Group 2000 Limited a company incorporated in England & Wales with company number 4027006 MEL Chemicals Inc. a company formed in New Jersey, USA, with company number 5566350000 Luxfer Gas Cylinders Limited a company incorporated in England & Wales with company number 3376625 Luxfer Group Services Limited a company incorporated in England & Wales with company number 3981395 Magnesium Elektron Limited a company incorporated in England & Wales with company number 3141950 Luxfer Overseas Holdings Limited a company incorporated in England & Wales with company number 3081726 Luxfer Gas Cylinders China Holdings Limited a company incorporated in England & Wales with company number 5165622 Luxfer Inc. a company formed in Delaware, USA, with company number 792530

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 136 Name of Original Guarantor Registration number (or equivalent, if any) Reade Manufacturing Company a company formed in Delaware, USA, with company number 2967282 Luxfer Magtech Inc. a company formed in Delaware, USA, with company number 5531220 Structural Composite Industries, LLC a company formed in Delaware, USA, with company number 4440831

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 137 Part 2 The Original Lenders Name of Original Lender Commitment Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable) Crédit Industriel et Commercial, London Branch USD 25,000,000 Citibank, N.A, London branch USD 25,000,000 Clydesdale Bank plc t/a Virgin Money USD 25,000,000 Fifth Third Bank, National Association USD 25,000,000 13/F/24267/DTTP USA National Westminster Bank plc USD 25,000,000

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 138 Schedule 2 Conditions Precedent Part 1 Conditions Precedent to Initial Utilisation 1 Original Obligors (a) A copy of the constitutional documents of each Original Obligor, including in relation to each US Obligor, certificates of good standing (or equivalent), issued as of a recent date by the Secretary of State or other appropriate official of such Obligor's jurisdiction of incorporation, organisation or formation and, if different, the jurisdictions of its principal place of business and chief executive office. (b) A copy of a resolution of the board of directors of each Original Obligor: (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party; (ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party. (c) A specimen of the signature of each person authorised by the resolution referred to in paragraph 1(b). (d) A copy of a resolution signed by all the holders of the issued shares in each Original Guarantor (except for the Company), approving the terms of, and the transactions contemplated by, the Finance Documents to which the Original Guarantor is a party, except that in the case of a US Obligor, such a resolution is only necessary if required by such US Obligor's constitutional documents or applicable law. (e) A copy of a resolution of the board of directors of each corporate shareholder of each Original Guarantor (other than the Company) approving the terms of the resolution referred to at paragraph (d). (f) A certificate of the Company (signed by a director) confirming: (i) that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Original Obligor to be exceeded; (ii) the opening Margin; (iii) the members of the Group that are Material Companies; and (iv) that the Guarantor Coverage Test is satisfied. (g) A certificate of an authorised signatory of the relevant Original Obligor certifying that each copy document relating to it specified in this Part 1 of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 139 2 Finance Documents (a) This agreement signed by the parties hereto. (b) Any Fee Letter. (c) A completed Utilisation Request in respect of any Loans to be made on or around the date of this Agreement. 3 Legal opinions (a) A legal opinion of Pinsent Masons LLP, legal advisers to the Arranger and the Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement. (b) A legal opinion of DLA Piper US LLP, legal advisers to the Company in Delaware, New York and New Jersey substantially in the form distributed to the Original Lenders prior to signing this Agreement. 4 Other documents and evidence (a) Evidence that any process agent referred to in clause 41.2 (Service of process), if not an Original Obligor, has accepted its appointment. (b) Evidence to the satisfaction of the Agent of the irrevocable and unconditional release and discharge of all Existing Financial Indebtedness on or before the first Utilisation Date of the Facility. (c) The Group Structure Chart. (d) The Original Financial Statements of each Original Obligor. (e) Evidence that the "know your customer" requirements of each Finance Party in respect of each Original Obligor have been satisfied. (f) Evidence that the fees, costs and expenses then due from the Company pursuant to clause 12 (Fees) and clause 17 (Costs and expenses) have been paid or will be paid by the first Utilisation Date. (g) A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 140 Part 2 Conditions Precedent required to be delivered by an Additional Obligor 1 An Accession Letter, duly executed by the Additional Obligor and the Company. 2 A copy of the constitutional documents of the Additional Obligor, including in relation to each acceding US Obligor, certificates of good standing (or equivalent), issued as of a recent date by the Secretary of State or other appropriate official of such Obligor's jurisdiction of incorporation, organisation or formation and, if different, the jurisdictions of its principal place of business and chief executive office. 3 A copy of a resolution of the board of directors of the Additional Obligor: (a) approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents and resolving that it execute the Accession Letter; (b) authorising a specified person or persons to execute the Accession Letter on its behalf; and (c) authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices (including, in relation to an Additional Borrower, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents. 4 A specimen of the signature of each person authorised by the resolution referred to in paragraph 3. 5 A copy of a resolution signed by all the holders of the issued shares of the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Additional Guarantor is a party, except that in the case of a US Obligor, such a resolution is only necessary if required by such US Obligor's constitutional documents or applicable law. 6 A certificate of the Additional Obligor (signed by a director, officer or other authorised signatory) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded. 7 A certificate of an authorised signatory of the Additional Obligor certifying that each copy document listed in this Part 2 of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter. 8 A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document. 9 If available, the latest audited financial statements of the Additional Obligor. 10 A legal opinion of the legal advisers to the Arranger and the Agent in England. 11 If the Additional Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Arranger and the Agent in the jurisdiction in which the Additional Obligor is incorporated (or in the case of any Additional Obligor that is a US Obligor, the legal advisers to the US Obligor). 12 If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, evidence that the process agent specified in clause 41.2 (Service of process), if not an Obligor, has accepted its appointment in relation to the proposed Additional Obligor.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 141 Schedule 3 Utilisation Request From: [Luxfer Holdings plc on behalf of ][Borrower] To: [Agent] Dated: [*****] Dear Sirs Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request. 2 We wish to borrow a Loan on the following terms: Proposed Utilisation Date: [*****] 20[*****] (or, if that is not a Business Day, the next Business Day) Currency of Loan: [*****] Amount: [*****] or, if less, the Available Facility Interest Period: [*****] 3 We confirm that each condition specified in clause 4.2 (Further conditions precedent) of the Agreement is satisfied on the date of this Utilisation Request. 4 [This Loan is to be made in [whole]/[part] for the purpose of refinancing [insert details of maturing Loan].]/[The proceeds of this Loan should be credited to [account].] 5 This Utilisation Request is irrevocable. Yours faithfully __________________________ authorised signatory for [Luxfer Holdings plc on behalf of ][Name of relevant Borrower]

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 142 Schedule 4 Form of Transfer Certificate To: [*****] as Agent From: [The Existing Lender] (the Existing Lender) and [The New Lender] (the New Lender) Dated: [*****] Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate. 2 We refer to clause 24.6 (Procedure for transfer) of the Agreement: (a) the Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with clause 24.6 (Procedure for transfer) of the Agreement, all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement as specified in the schedule; (b) the proposed Transfer Date is [*****]; (c) the Facility Office and address and attention details for notices of the New Lender for the purposes of clause 31.2 (Addresses) of the Agreement are set out in the schedule. 3 The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in clause 24.5(c) of the Agreement. 4 The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: (a) [a Qualifying Lender (other than a Treaty Lender);] (b) [a Treaty Lender;] (c) [not a Qualifying Lender.] 5 [The New Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 17 of the CTA; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 143 (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.] 6 [The New Lender confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [*****]) and is tax resident in [*****], so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax, and requests that the Company notify: (a) each Borrower which is a Party as a Borrower as at the Transfer Date; and (b) each Additional Borrower which becomes an Additional Borrower after the Transfer Date, that it wishes that scheme to apply to the Agreement.] 7 This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate. 8 This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law. 9 This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 144 Schedule Commitment/rights and obligations to be transferred [Insert relevant details] [Facility Office address and attention details for notices and account details for payments] [Existing Lender] [New Lender] By: _____________________________ By: _____________________________ This Transfer Certificate is accepted by the Agent and the Transfer Date is confirmed as [*****] 20[*****] [Agent] By: _____________________________

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 145 Schedule 5 Form of Assignment Agreement To: [*****] as Agent and [*****] as Company, for and on behalf of each Obligor From: [the Existing Lender] (the Existing Lender) and [the New Lender] (the New Lender) Dated: [*****] Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement. 2 We refer to clause 24.7 (Procedure for assignment) of the Agreement: (a) the Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement as specified in the schedule; (b) the Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement specified in the schedule; (c) the New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph 2(b). 3 The proposed Transfer Date is [*****]. 4 On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender. 5 The Facility Office and address and attention details for notices of the New Lender for the purposes of clause 31.2 (Addresses) of the Agreement are set out in the schedule. 6 The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in clause 24.5(c) of the Agreement. 7 The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: (a) [a Qualifying Lender (other than a Treaty Lender);] (b) [a Treaty Lender;] (c) [not a Qualifying Lender.] 8 [The New Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; or (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 146 (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 17 of the CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.] 9 [The New Lender confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [*****]) and is tax resident in [*****], so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax, and requests that the Company notify: (a) each Borrower which is a Party as a Borrower as at the Transfer Date; and (b) each Additional Borrower which becomes an Additional Borrower after the Transfer Date, that it wishes that scheme to apply to the Agreement.] 10 This Assignment Agreement acts as notice to the Agent (on behalf of each Finance Party) and, upon delivery in accordance with clause 24.8 (Copy of Transfer Certificate, Assignment Agreement or Increase Confirmation to Company) of the Agreement to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement. 11 This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement. 12 This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law. 13 This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 147 Schedule Rights to be assigned and obligations to be released and undertaken [Insert relevant details] [Facility Office address and attention details for notices and account details for payments] [Existing Lender] [New Lender] By: _____________________________ By: _____________________________ This Assignment Agreement is accepted by the Agent and the Transfer Date is confirmed as [*****]. Signature of this Assignment Agreement by the Agent constitutes confirmation by the Agent of receipt of notice of the assignment referred to herein, which notice the Agent receives on behalf of each Finance Party. [Agent] By: _____________________________

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 148 Schedule 6 Form of Accession Letter To: [*****] as Agent From: [Subsidiary] and [Company] Dated: [*****] Dear Sirs Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter. 2 [Subsidiary] agrees to become an Additional [Borrower][Guarantor] and to be bound by the terms of the Agreement as an Additional [Borrower][Guarantor] pursuant to [clause 25.2 (Additional Borrowers)] [clause 25.4 (Additional Guarantors)] of the Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction]. 3 [The Company confirms that no Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.] 4 [Subsidiary's] administrative details are as follows: Address: [*****] Attention: [*****] 5 This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law. [This Accession Letter is entered into by deed.] [Company] [Subsidiary] By: _____________________________ By: _____________________________

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 149 Schedule 7 Form of Resignation Letter To: [*****] as Agent From: [resigning Obligor] and Luxfer Holdings plc Dated: [*****] Dear Sirs Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter. 2 Pursuant to [clause 25.3 (Resignation of a Borrower)]/[clause 25.6 (Resignation of a Guarantor)] of the Agreement, we request that [resigning Obligor] be released from its obligations as a [Borrower][Guarantor] under the Agreement. 3 We confirm that: (a) no Event of Default is continuing or would result from the acceptance of this request; and (b) [specify]. 4 This Resignation Letter and any non-contractual obligations arising out of or in connection with it are governed by English law. Luxfer Holdings plc [Subsidiary] By: _____________________________ By: _____________________________

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 150 Schedule 8 Form of Compliance Certificate To: [*****] as Agent From: Luxfer Holdings plc Dated: [*****] Dear Sirs Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate. 2 We confirm that: (a) Leverage is: [*****]; (b) Interest Cover is: [*****]. 3 For the Relevant Period ending [*****], Leverage was [*****]:1 and therefore the Margin shall be [*****]%. 4 [The Material Companies are: [*****].]1 5 [We confirm that no Default is continuing.]2 Signed: __________________________ Director/financial controller/ chief financial officer Luxfer Holdings plc 1 To be included in the Compliance Certificate submitted with the Annual Finance Statements only. 2 If this statement cannot be made, the Compliance Certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 151 Schedule 9 Timetables Loans in euro and USD Loans in sterling Loans in other currencies Agent notifies the Company if a currency is approved as an Optional Currency in accordance with clause 4.3 (Conditions relating to Optional Currencies) - - U-4 Delivery of a duly completed Utilisation Request (clause 5.1 (Delivery of a Utilisation Request)) U-3 9:30am U-1 9:30am U-3 9:30am Agent determines (in relation to a Utilisation) the Base Currency Amount of the Loan, if required under clause 5.4 (Lenders' participation) and notifies the Lenders of the Loan in accordance with clause 5.4 (Lenders' participation) U-3 Noon U-1 Noon U-3 Noon Agent receives a notification from a Lender under clause 6.2 (Unavailability of a currency) Quotation Day 9:30am - Quotation Day 9:30am Agent gives notice in accordance with clause 6.2 (Unavailability of a currency) Quotation Day 5:30pm - Quotation Day 5:30pm EURIBOR is fixed Quotation Day 11:00am (Brussels time) in respect of EURIBOR - Quotation Day 11:00am U = date of utilisation U – X = X Business Days prior to date of utilisation

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 152 Schedule 10 Form of Increase Confirmation To: [*****] as Agent and Luxfer Holdings plc as Company, for and on behalf of each Obligor From: [the Increase Lender] (the Increase Lender) Dated: [*****] Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is an Increase Confirmation. Terms defined in the Agreement have the same meaning in this Increase Confirmation unless given a different meaning in this Increase Confirmation. 2 We refer to clause 2.2 (Increase) of the Agreement. 3 The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment specified in the schedule (the Relevant Commitment) as if it had been an Original Lender under the Agreement in respect of the Relevant Commitment. 4 The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the Increase Date) is [*****]. 5 On the Increase Date, the Increase Lender becomes party to the Finance Documents as a Lender. 6 The Facility Office and address and attention details for notices to the Increase Lender for the purposes of clause 31.2 (Addresses) of the Agreement are set out in the schedule. 7 The Increase Lender expressly acknowledges the limitations on the Lenders' obligations referred to in clause 2.2(i) of the Agreement. 8 The Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: (a) [a Qualifying Lender (other than a Treaty Lender);] (b) [a Treaty Lender;] (c) [not a Qualifying Lender.] 9 [The Increase Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 17 of the CTA; or

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 153 (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.] 10 [The Increase Lender confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [*****]) and is tax resident in [*****], so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and requests that the Company notify: (a) each Borrower which is a Party as a Borrower as at the Increase Date; and (b) each Additional Borrower which becomes an Additional Borrower after the Increase Date, that it wishes the scheme to apply to the Agreement.] 11 This Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Increase Confirmation. 12 This Increase Confirmation and any non-contractual obligations arising out of or in connection with it are governed by English law. 13 This Increase Confirmation has been entered into on the date stated at the beginning of this Increase Confirmation.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 154 Schedule Relevant Commitment/rights and obligations to be assumed by the Increase Lender [Insert relevant details] [Facility Office address and attention details for notices and account details for payments] [Increase Lender] By: _____________________________ This Increase Confirmation is accepted by the Agent and the Increase Date is confirmed as [*****]. [Agent] By: _____________________________

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 155 Schedule 11 Accordion Certificate Part 1 Form of Accordion Accession Certificate To: [*****] (as Agent) From: Luxfer Holdings plc (as Company) And: [*****] (Additional Accordion Lender) Date: [*****] Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is an Accordion Accession Certificate. Terms defined in the Agreement have the same meaning in this Accordion Accession Certificate unless given a different meaning in this Accordion Accession Certificate. 2 The proposed Accordion Increase Date is [*****], subject to clause 2.3 (Accordion - increase in the Facility) of the Agreement. 3 The Additional Accordion Lender agrees to assume and will assume all of the obligations corresponding to the Additional Facility Commitment specified in the Schedule to this Accession Certificate (Schedule) as if it were an Original Lender under the Agreement. 4 On the Accordion Increase Date (or such later date as the increase in the Total Commitments takes effect pursuant to clause 2.3 (Accordion - increase in the Facility)) of the Agreement: (a) the Additional Accordion Lender becomes party to the Agreement as a Lender; and (b) the Additional Accordion Lender assumes all the rights and obligations of a Lender in relation to the Additional Facility Commitments under the Agreement specified in the Schedule in accordance with the terms of the Agreement. 5 The administrative details of the Additional Accordion Lender for the purposes of the Agreement are set out in the Schedule. 6 The Additional Accordion Lender expressly acknowledges the limitations on the Lenders' obligations referred to in clause 2.3(q). 7 The Additional Accordion Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: (a) [a Qualifying Lender (other than a Treaty Lender);] (b) [a Treaty Lender;] (c) [not a Qualifying Lender;] and (d) [a Qualifying Lender.] (e) [not a Qualifying Lender.]

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 156 8 [The Additional Accordion Lender confirms that the person beneficially entitled to interest payable to it in respect of an advance under a Finance Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; or (b) a partnership each member of which is: (c) a company so resident in the United Kingdom; or (d) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 17 of the CTA; (e) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or (f) a Treaty Lender.] 9 [The Additional Accordion Lender confirms (for the benefit of the Agent and without liability to any Obligor) that is a Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme (reference number [*****]) and is tax resident in [*****], so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and notifies the Company that: (a) each Borrower which is a Party as a Borrower as at the Accordion Increase Date must, to the extent that the Additional Accordion Lender becomes a Lender under the Facility which is made available to that Borrower pursuant to clause 2.1 (The Facility) of the Agreement, make an application to HM Revenue & Customs under form DTTP2 within 30 days of the Accordion Increase Date; and (b) each Additional Borrower which becomes an Additional Borrower after the Accordion Increase Date must, to the extent that the Additional Accordion Lender is a Lender under a Facility which is made available to that Additional Borrower pursuant to clause 2.1 (The Facility) of the Agreement, make an application to HM Revenue & Customs under form DTTP2 within 30 days of becoming an Additional Borrower.] 10 This Accordion Accession Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Accession Certificate. 11 This Accordion Accession Certificate takes effect as a deed notwithstanding that a party may execute it under hand. 12 This Accordion Accession Certificate has been executed and delivered as a deed on the date stated at the beginning of this Accession Certificate and this Accession Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 157 Schedule Commitment to be assumed Additional Facility Commitment: [[*****]currency] [[*****]amount] Administrative details of the Additional Accordion Lender [Insert details of Facility Office, address for notices and payment details, etc] Executed as a deed by the Company _____________________________ Director/Secretary/Authorised Signatory _____________________________ Director/Secretary/Authorised Signatory Executed as a deed by the [Additional Accordion Lender] _____________________________ Director/Secretary/Authorised Signatory _____________________________ Director/Secretary/Authorised Signatory [Insert appropriate language for execution as a deed] The Accordion Increase Date is confirmed by the Agent as [*****] [*****] By: _____________________________ as Agent and for and on behalf of the Finance Parties (other than the Additional Accordion Lender)

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 158 Part 2 Form of Accordion Increase Certificate To: [*****] (as Agent) From: Luxfer Holdings plc (as Company) And: [*****] (Increasing Accordion Lender) Date: [*****] Luxfer Holdings plc – $125,000,000 Multicurrency Revolving Facility Agreement dated [*****] (the Agreement) 1 We refer to the Agreement. This is an Accordion Increase Certificate. Terms defined in the Agreement have the same meaning in this Accordion Increase Certificate unless given a different meaning in this Accordion Increase Certificate. 2 The proposed Accordion Increase Date is [*****], subject to clause 2.3 (Accordion - increase in the Facility) of the Agreement. 3 On the Accordion Increase Date (or such later date as the increase in the Total Commitments takes effect pursuant to clause 2.3 (Accordion - increase in the Facility) of the Agreement, the Increasing Accordion Lender hereby increases its Commitment as a Lender under the Agreement specified in the Schedule to this Accordion Increase Certificate (Schedule) in accordance with the terms of the Agreement. 4 The administrative details of the Increasing Accordion Lender remain applicable to it as an existing Lender for the purposes of the Agreement. 5 This Accordion Increase Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Increase Certificate. 6 This Accordion Increase Certificate takes effect as a deed notwithstanding that a party may execute it under hand. 7 This Accordion Increase Certificate has been executed and delivered as a deed on the date stated at the beginning of this Accordion Increase Certificate and this Accordion Increase Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 159 Schedule Increased Commitment Additional Commitment: [[*****] currency] [[*****] amount] Aggregate Commitments for the Increasing Accordion Lender: [[*****] currency] [[*****] amount] Executed as a deed by the Company _____________________________ Director/Secretary/Authorised Signatory Executed as a deed by the [Increasing Accordion Lender] _____________________________ Director/Secretary/Authorised Signatory _____________________________ Director/Secretary/Authorised Signatory The Accordion Increase Date is confirmed by the Agent as [*****] [*****] By: _____________________________ as Agent and for and on behalf of the Finance Parties (other than the Increasing Accordion Lender)

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 160 Schedule 12 Reference Rate Terms Part 1 Dollars CURRENCY: Dollars. Cost of funds as a fallback Cost of funds will not apply as a fallback. Definitions Additional Business Days: An RFR Banking Day. Break Costs: None specified. Business Day Conventions (definition of "Month" and clause 10.2 (Non-Business Days)): (a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period: (i) subject to paragraph (a)(iii), if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end. (b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). Central Bank Rate: (a) The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or (b) if that target is not a single figure, the arithmetic mean of: (i) the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and (ii) the lower bound of that target range.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 161 Central Bank Rate Adjustment: In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the mean (calculated by the Agent, or by any other Finance Party which agrees to do so in place of the Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR was published, excluding the days with the highest (and, if there is more than one highest spread, only one of those highest spreads) and lowest spreads (or, if there is more than one lowest spread, only one of those lowest spreads) to the Central Bank Rate. Central Bank Spread In relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other Finance Party which agrees to do so in place of the Agent) of: (a) the RFR for that RFR Banking Day; and (b) the Central Bank Rate prevailing at close of business on that RFR Banking Day. Daily Rate: The Daily Rate for any RFR Banking Day is: (a) the RFR for that RFR Banking Day; (b) if the RFR for that RFR Banking Day is not available, the Historic RFR for that RFR Banking Day; (c) if paragraph (b) above applies but the Historic RFR for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the Central Bank Rate for that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment; or (d) if paragraph (c) applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment, rounded, in either case, to five decimal places and if, in either case, that rate is less than zero, the Daily Rate shall be deemed to be zero. Lookback Period: Five RFR Banking Days Market Disruption Rate: None specified Relevant Market: The market for overnight cash borrowing collateralised by US Government securities.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 162 Reporting Day: The Business Day which follows the day which is the Lookback Period prior to the last day of the Interest Period. RFR: The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate). RFR Banking Day: Any day other than: (a) a Saturday or Sunday; and (a) a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities. RFR Contingency Period Five Business Days Interest Periods Periods capable of selection as Interest Periods (clause 10 (Interest Periods)): One, two, three or six months Reporting Times Deadline for Lenders to report market disruption in accordance with clause 11.3 (Market disruption) Close of business in London on the Reporting Day for the relevant Loan. Deadline for Lenders to report their cost of funds in accordance with clause 11.4 (Cost of funds) Close of business on the date falling two Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling three Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 163 Part 2 Sterling CURRENCY: Sterling. Cost of funds as a fallback Cost of funds will not apply as a fallback. Definitions Additional Business Days: An RFR Banking Day. Break Costs: None specified. Business Day Conventions (definition of "Month" and Clause 10.2 (Non-Business Days)): (a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period: (i) subject to paragraph (a)(iii), if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end. (b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). Central Bank Rate: The Bank of England's Bank Rate as published by the Bank of England from time to time. Central Bank Rate Adjustment: In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the mean (calculated by the Agent, or by any other Finance Party which agrees to do so in place of the Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR was available, excluding the days with the highest (and, if there is more than one highest spread, only one of those highest spreads) and lowest spreads (or, if there is more than one lowest spread, only one of those lowest spreads) to the Central Bank Rate.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 164 Central Bank Spread In relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other Finance Party which agrees to do so in place of the Agent) of: (a) the RFR for that RFR Banking Day; and (b) the Central Bank Rate prevailing at close of business on that RFR Banking Day. Daily Rate: The Daily Rate for any RFR Banking Day is: (a) the RFR for that RFR Banking Day; (b) if the RFR for that RFR Banking Day is not available, the Historic RFR for that RFR Banking Day; (c) if paragraph (b) above applies but the Historic RFR for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the Central Bank Rate for that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment; or (d) if paragraph (c) applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment, rounded, in either case, to four decimal places and if, in either case, that rate is less than zero, the Daily Rate shall be deemed to be zero. Lookback Period: Five RFR Banking Days. Market Disruption Rate: None specified. Relevant Market: The sterling wholesale market. Reporting Day: The day which is the Lookback Period prior to the last day of the Interest Period or, if that day is not a Business Day, the immediately following Business Day. RFR: The SONIA (sterling overnight index average) reference rate displayed on the relevant screen of any authorised distributor of that reference rate. RFR Banking Day: A day (other than a Saturday or Sunday) on which banks are open for general business in London.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 165 RFR Contingency Period Five Business Days. Interest Periods Periods capable of selection as Interest Periods (clause 10 (Interest Periods)): One, two, three or six months Reporting Times Deadline for Lenders to report market disruption in accordance with clause 11.3 (Market disruption) Close of business in London on the Reporting Day for the relevant Loan. Deadline for Lenders to report their cost of funds in accordance with clause 11.4 (Cost of funds) Close of business on the date falling two Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling three Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 166 Part 3 Euro -Term Rate Loans CURRENCY: Euro Compounded Reference Rate as a fallback Compounded Reference Rate will not apply as a fallback. Cost of funds as a fallback Cost of funds will not apply as a fallback. Definitions Additional Business Days: A TARGET Day. Alternative Term Rate: None specified. Alternative Term Rate Adjustment: None specified. Break Costs: The amount (if any) by which: (a) the interest excluding the Margin which a Lender should have received for the period from the date of receipt of all or any part of its participation in the relevant Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period; exceeds: (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period. Business Day Conventions (definition of "Month" and Clause 10.2 (Non-Business Days)): (a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period: (i) subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 167 Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end. (b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). Market Disruption Rate: The Term Reference Rate. Primary Term Rate: The euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period published (before any correction, recalculation or republication by the administrator) by the European Money Markets Institute (or any other person which takes over the publication of that rate). Quotation Day: Two TARGET Days before the first day of the relevant Interest Period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)). Quotation Time: Quotation Day 11:00am (Brussels time). Relevant Market: The European interbank market. Reporting Day: The Quotation Day. Interest Periods Periods capable of selection as Interest Periods (clause 10 (Interest Periods)): One, two, three or six months Reporting Times Deadline for Lenders to report market disruption in accordance with clause 11.3 (Market disruption): Close of business in London on the Reporting Day for the relevant Loan. Deadline for Lenders to report their cost of funds in accordance with clause 11.4 (Cost of funds): Close of business on the date falling five Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling five Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

Schedule 13 Daily Non-cumulative Compounded RFR Rate

1 The **Daily Non-Cumulative Compounded RFR Rate** for any RFR Banking Day *"i"* during an Interest Period for a Compounded Rate Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below:

$$(UCCDR_i - UCCDR_{i-1})A - \frac{dcc}{n_i}$$

where:

$UCCDR_i$ means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day *"i"*;

$UCCDR_{i-1}$ means, in relation to that RFR Banking Day *"i"*, the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period;

dcc means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number;

n_i means the number of calendar days from, and including, that RFR Banking Day *"i"* up to, but excluding, the following RFR Banking Day.

2 The **Unannualised Cumulative Compounded Daily Rate** for any RFR Banking Day (the **Cumulated RFR Banking Day**) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose):

$$ACCDR \times \frac{tn_i}{dcc}$$

where:

ACCDR means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day;

tn_i means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;

Cumulation Period means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, that Cumulated RFR Banking Day;

dcc has the meaning given to that term above.

3 The **Annualised Cumulative Compounded Daily Rate** for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to four decimal places) calculated as set out below:

$$\left[\prod_{i=1}^{d_0}\left(1+\frac{\mathrm{DailyRate}_{i\text{-}LP}\times n_i}{dcc}\right)\text{-}1\right]\times\frac{dcc}{tn_i}$$

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 168

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 169 where: d0 means the number of RFR Banking Days in the Cumulation Period; Cumulation Period has the meaning given to that term above; i means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period; DailyRatei-LP means, for any RFR Banking Day "i" in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day "i"; ni means, for any RFR Banking Day "i" in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day; dcc has the meaning given to that term above; and tni has the meaning given to that term above.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 170 Schedule 14 Cumulative Compounded RFR Rate The Cumulative Compounded RFR Rate for any Interest Period for a Compounded Rate Loan is the percentage rate per annum (rounded to the same number of decimal places as is specified in the definition of "Annualised Cumulative Compounded Daily Rate" in Schedule 13 (Daily Non-cumulative Compounded RFR Rate)) calculated as set out below: [∏ (1 + 𝐷𝑎𝑖𝑙𝑦𝑅𝑎𝑡𝑒i−LP × ni dcc ) d0 i̇=1 − 1] × dcc d where: d0 means the number of RFR Banking Days during the Interest Period; i means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order during the Interest Period; DailyRatei-LP means for any RFR Banking Day "i" during the Interest Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day "i"; ni means, for any RFR Banking Day "i", the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day; dcc means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; and d means the number of calendar days during that Interest Period.

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 171 Signature page The Company Luxfer Holdings plc By: ___________________________________ Address Attention: The Original Borrowers Luxfer Holdings plc By: ___________________________________ Address Attention: Luxfer Group Limited By: ___________________________________ Address Attention: BA Holdings, Inc. By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 172 The Original Guarantors Luxfer Holdings plc By: ___________________________________ Address Attention: Luxfer Group Limited By: ___________________________________ Address Attention: BA Holdings, Inc. By: ___________________________________ Address Attention: Luxfer Group 2000 Limited By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 173 MEL Chemicals Inc. By: ___________________________________ Address Attention: Luxfer Gas Cylinders Limited By: ___________________________________ Address Attention: Luxfer Group Services Limited By: ___________________________________ Address Attention: Magnesium Elektron Limited By: ___________________________________ Address Attention: Luxfer Overseas Holdings Limited By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 174 Luxfer Gas Cylinders China Holdings Limited By: ___________________________________ Address Attention: Luxfer Inc. By: ___________________________________ Address Attention: Reade Manufacturing Company By: ___________________________________ Address Attention: Luxfer Magtech Inc. By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 175 Structural Composite Industries, LLC By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 176 The Agent National Westminster Bank plc By: ___________________________________ Address Attention: The Arrangers Crédit Industriel et Commercial, London Branch By: ___________________________________ By _________________________________ Address Attention: Citibank, N.A London Branch By: ___________________________________ Address Attention: Clydesdale Bank plc t/a Virgin Money By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 177 Fifth Third Bank, National Association By: ___________________________________ Address Attention: National Westminster Bank plc By :___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 178 The Original Lenders Crédit Industriel et Commercial, London Branch By___________________________________ By _________________________________ Address Attention: Citibank, N.A London Branch By: ___________________________________ Address Attention: Clydesdale Bank plc t/a Virgin Money By: ___________________________________ Address Attention: Fifth Third Bank, National Association By: ___________________________________ Address Attention:

Multicurrency Revolving Facility Agreement | UKM/205896918.6 DLA Piper | 179 National Westminster Bank plc By: ___________________________________ Address Attention: